EXHIBIT 99.1



TOM E. ROESSER                 3241-0
KATHERINE G. LEONARD           5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                           |     CASE NO. 03-00817
                                |     (Chapter 11)
HAWAIIAN AIRLINES, INC., a      |
Hawaii corporation,             |
                                |
                 Debtor.        |
---------------------------------


                           HAWAIIAN AIRLINES, INC.,
                    MONTHLY OPERATING REPORT FOR THE PERIOD
                  DECEMBER 1, 2003 THROUGH DECEMBER 31, 2003

          Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the "Debtor") by and through his undersigned counsel, hereby submits the Monthly Operating

          Report, pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.

          The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with L.
R. 2015-7.

          DATED: Honolulu, Hawaii, January 20, 2004.


                              /s/ Tom E. Roesser
                              -----------------------------
                              CARLSMITH BALL LLP
                              TOM E. ROESSER
                              KATHERINE G. LEONARD

                              HENNIGAN, BENNETT & DORMAN LLP
                              BRUCE BENNETT
                              SIDNEY P. LEVINSON
                              JOSHUA D. MORSE
                              JOHN L. JONES, II

                              Counsel for JOSHUA GOTBAUM,
                              CHAPTER 11 TRUSTEE FOR HAWAIIAN
                              AIRLINES, INC.

                            HAWAIIAN AIRLINES, INC.


                                 DECEMBER 2003

                                  PRELIMINARY
                             FINANCIAL INFORMATION





NOTE (1): Cautionary Statement

To comply with the monthly United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is filing with the bankruptcy court its unaudited condensed balance sheet as of December 31, 2003, and related unaudited condensed statement of operations and cash flows for the one-month period ended December 31, 2003, as well as supporting schedules and other financial information (the "Operating Report"). The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2003, will result in a variety of adjustments, some of which may be material. Such adjustments are expected to affect, among other things, the Company's pension, reorganization, and income tax related accounts. Therefore, the Company cautions against placing undue reliance on the information contained in the monthly Operating Report. When the Company concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.

                            HAWAIIAN AIRLINES, INC.
         Condensed Statement of Operations (UNAUDITED - See Note (1))

(Actual amounts in thousands)                                                            ONE MONTH ENDED
                                                                                           December 31,
                                                                                 --------------------------------
                                                                                               2003
                                                                                 --------------------------------
Operating Revenues:
   Passenger...........................................................          $                      62,026
   Charter.............................................................                                    736
   Cargo...............................................................                                  2,188
   Other...............................................................                                  3,968
                                                                                 --------------------------------
     Total                                                                                              68,918
                                                                                 --------------------------------

Operating Expenses:
   Wages and benefits..................................................                                 19,347
   Aircraft fuel, including taxes and oil..............................                                  9,108
   Maintenance materials and repairs...................................                                  3,924
   Aircraft rent.......................................................                                  9,088
   Other rental and landing fees.......................................                                  2,135
   Sales commissions...................................................                                    368
   Depreciation and amortization.......................................                                    594
   Other...............................................................                                 10,873
                                                                                 --------------------------------
     Total.............................................................                                 55,437
                                                                                 --------------------------------

Operating Income                                                                                        13,481
                                                                                 --------------------------------

Nonoperating Income (Expense):
   Reorganization items, net...........................................                                 (2,177)
   Interest and amortization of debt expense...........................                                    (22)
   Interest income.....................................................                                      -
   Loss on disposition of equipment....................................                                     (2)
   Other, net..........................................................                                    384
     Total.............................................................                                 (1,817)
                                                                                 --------------------------------

Income Before Taxes                                                                                     11,664

Income Taxes:
   Income tax expense..................................................                                      -
                                                                                 --------------------------------

Net Income.............................................................          $                      11,664
                                                                                 ================================

NOTE (1): Cautionary Statement

To comply with the monthly United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is filing with the bankruptcy court its unaudited condensed balance sheet as of December 31, 2003, and related unaudited condensed statement of operations and cash flows for the one-month period ended December 31, 2003, as well as supporting schedules and other financial information (the "Operating Report"). The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2003, will result in a variety of adjustments, some of which may be material. Such adjustments are expected to affect, among other things, the Company's pension, reorganization, and income tax related accounts. Therefore, the Company cautions against placing undue reliance on the information contained in the monthly Operating Report. When the Company concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.

                            HAWAIIAN AIRLINES, INC.
              Condensed Balance Sheet (UNAUDITED - See Note (1))


(Actual amounts in thousands)                                                  December 31,             December 31,
                                                                                   2003                     2002
                                                                           --------------------     --------------------

ASSETS

   Current Assets:
   Cash and cash equivalents...........................................    $           90,010       $        71,907
   Restricted cash.....................................................                52,766                23,202
   Accounts receivable.................................................                36,737                28,093
   Inventories.........................................................                 9,570                 4,408
   Prepaid expenses and other..........................................                35,123                14,104
                                                                           --------------------     --------------------
     Total current assets..............................................               224,206               141,714
                                                                           ====================     ====================

Noncurrent Assets:
   Property and equipment, less accumulated depreciation...............                46,031                45,685
   Reorganization value in excess of identifiable assets...............                28,320                28,320
   Other assets........................................................                35,008                41,277
                                                                           --------------------     --------------------
     Total noncurrent assets...........................................               109,359               115,282
                                                                           --------------------     --------------------

       Total Assets....................................................    $          333,565       $       256,996
                                                                           ====================     ====================

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
   Current portion of long-term debt...................................    $                -       $         2,153
   Current capital lease obligation....................................                     -                 1,096
   Accounts payable....................................................                48,048                79,682
   Accrued liabilities.................................................                46,795                61,780
   Air traffic liability...............................................               100,976               109,974
                                                                           --------------------     --------------------
     Total current liabilities.........................................               195,819               254,685
                                                                           --------------------     --------------------
Noncurrent Liabilities:
   Long-term debt......................................................                     -                   883
   Noncurrent capital lease obligation.................................                     -                 2,358
   Other liabilities and deferred credits..............................               153,155               140,850
                                                                           --------------------     --------------------
     Total noncurrent liabilities......................................               153,155               144,091
                                                                           --------------------     --------------------
     Total Liabilities.................................................               348,974               398,776
                                                                           --------------------     --------------------

Liabilities Subject to Compromise......................................                     -               159,879
                                                                           --------------------     --------------------

Shareholders' Deficit:
   Common and special preferred stock..................................                   285                   284
   Capital in excess of par value......................................                60,077                59,935
   Notes receivable from optionholders.................................                (1,560)               (1,560)
   Minimum pension liability adjustment................................               (96,063)              (96,063)
   Unrealized gain/(loss) on hedge instruments.........................                     -                 1,889
   Accumulated deficit.................................................              (138,027)             (106,265)
                                                                           --------------------     --------------------
   Shareholders' Deficit...............................................              (175,288)             (141,780)
                                                                           --------------------     --------------------

     Total Liabilities and Shareholders' Deficit.......................    $          333,565       $       256,996
                                                                           ====================     ====================

                            HAWAIIAN AIRLINES, INC.
         Condensed Statement of Cash Flows (UNAUDITED - See Note (1))


(Actual amounts in thousands)

                                                                                                    ONE MONTH
                                                                                                      ENDED
                                                                                                   DECEMBER 31,
                                                                                                      2003
                                                                                               --------------------

Cash Flows From Operating Activities:
   Net Income...........................................................................       $             11,664
   Adjustments to reconcile net income to net cash
     used in operating activities:
       Depreciation.....................................................................                        548
       Amortization.....................................................................                         46
       Net periodic postretirement benefit cost.........................................                        214
       Loss on disposition of property and equipment....................................                          2
       Decrease in restricted cash......................................................                     10,773
       Decrease in accounts receivable..................................................                      3,927
       Decrease in inventory............................................................                      5,089
       Increase in prepaid expenses and other...........................................                     (6,454)
       Decrease in accounts payable.....................................................                     (3,444)
       Decrease in air traffic liability................................................                    (17,310)
       Decrease in accrued liabilities..................................................                       (174)
       Other, net.......................................................................                      5,579

                                                                                               --------------------
         Net cash provided by operating activities......................................                     10,460
                                                                                               --------------------

Reorganization Items, Net...............................................................                    (2,177)
                                                                                               --------------------

Cash Flows From Investing Activities:
   Purchases of property and equipment..................................................                      (730)
   Net proceeds from disposition of property and equipment..............................                          -
                                                                                               --------------------
         Net cash used in investing activities..........................................                      (730)
                                                                                               --------------------

Cash Flows From Financing Activities:
   Repayment of debt....................................................................                        (3)
   Principal payments under capital lease obligation....................................                       (89)

                                                                                               --------------------
         Net cash used in financing activities..........................................                       (92)
                                                                                               --------------------
         Net increase in cash and cash equivalents......................................                      7,461
                                                                                               --------------------

Cash and Cash Equivalents - Beginning of Period.........................................                     82,549
                                                                                               --------------------

Cash and Cash Equivalents - End of Period...............................................       $             90,010
                                                                                               ====================

                            HAWAIIAN AIRLINES, INC.
                  Traffic Statistics (Scheduled and Charter)
                          (UNAUDITED - See Note (1))

                                                                 December
                                                                   2003
                                                             ---------------
SCHEDULED TOTAL

                           PAX                                    481,321
                           RPMS                               518,063,769
                           ASMS                               614,848,286
                           LF                                       84.3%

CHARTER
                           PAX                                      2,636
                           RPMS                                 6,241,684
                           ASMS                                 8,711,523
                           LF                                       71.6%

SYSTEM TOTAL (INCLUDES CHARTERS)

                  REV PAX                                         483,957
                  RPMS (000)                                      524,305
                  ASMS (000)                                      623,560
                  CARGO/MAIL TON MI                             7,016,910
                  LOAD FACTOR (%)                                   84.1%


HAWAIIAN AIRLINES
ACCOUNTS RECEIVABLES SUMMARY (UNAUDITED - See Note (13))
FOR THE MONTH ENDING DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL             CURRENT
           CATEGORY                 G/L ACCT                ACCOUNT TYPE                     DUE
-------------------------  -----------------  --------------------------------   -----   ---------------   ----------------
PASSENGER & FREIGHT           12720001          04  FEDERAL GOVERNMENT           (1)         237,169.92           2,423.00
                              12740001          01  COMMERCIAL                   (2)       4,733,257.77       4,208,235.31
                              12740005              FREIGHT COLLECTS                          31,877.88        (25,487.74)
                              12740007              UATP RECEIVABLE                          544,032.96         546,963.29
                              12740008          05  STATE GOVERNMENT             (3)         211,074.88         134,399.04
                              12740009          49  AGENCY ACCOUNTS*             (4)       9,717,389.41       1,823,921.75
                              12740010          10  HAWAIIANMILES                          3,417,884.94       2,782,143.98
                              12740013              AGENCY AREA SETTLEMENT       (5)       2,052,864.66       2,052,864.66
                              12740015          02  HAL CREDIT CARDS             (6)           2,496.83              37.06
                              12740026          26  CREDIT CARD COMPANIES*       (7)       3,673,956.73       3,673,938.34
                                                                                         ---------------   ----------------
                                                                                          24,622,005.98      15,199,438.69
                                                                                         ===============   ================

INTERLINE                                                                        (8)       6,878,136.69       5,754,381.92
                                                                                         ===============   ================

MAIL                                                                             (9)         102,216.39         102,216.39
                                                                                         ===============   ================

GROUND & IN-FLIGHT SERVICES                                                     (10)       1,134,684.38         154,901.45
                                                                                         ===============   ================


OTHER AIR                                                                       (11)       2,987,519.19       2,896,374.67
                                                                                         ===============   ================

OTHER ASSETS                                                                    (12)       2,952,978.03       2,805,267.33
                                                                                         ===============   ================

                              AIR SUBTOTAL                                                38,677,540.66      26,912,580.45

                              LESS: RESERVE                                              (1,939,965.91)               0.00
                                                                                         ---------------   ----------------

                              TOTAL ACCOUNTS RECEIVABLES                                  36,737,574.75      26,912,580.45
                                                                                         ===============   ================

                              PERCENTAGES                                                          101%            73.260%
                                                                                         ===============   ================
                                                    * SEE DETAIL PROVIDED


----------------------------------------------------------------------------------------------------------------------------------
                                                                                 OVER 30           OVER 60            OVER 90
           CATEGORY                 G/L ACCT                ACCOUNT TYPE           DAYS              DAYS              DAYS
-------------------------  -----------------  ------------------------------   ---------------   ---------------   ----------------
PASSENGER & FREIGHT           12720001          04  FEDERAL GOVERNMENT               9,338.00          7,327.80         218,081.12
                              12740001          01  COMMERCIAL                     503,897.76         29,630.79         (8,506.09)
                              12740005              FREIGHT COLLECTS                 5,160.65          1,180.48          51,024.49
                              12740007              UATP RECEIVABLE                (2,897.51)          2,678.04         (2,710.86)
                              12740008          05  STATE GOVERNMENT                63,342.17         11,788.97           1,544.70
                              12740009          49  AGENCY ACCOUNTS*               445,605.49         89,521.50       7,358,340.67
                              12740010          10  HAWAIIANMILES                  113,556.60        475,358.05          46,826.31
                              12740013              AGENCY AREA SETTLEMENT               0.00              0.00               0.00
                              12740015          02  HAL CREDIT CARDS                    22.06              8.73           2,428.98
                              12740026          26  CREDIT CARD COMPANIES*              18.39              0.00               0.00
                                                                               ---------------   ---------------   ----------------
                                                                                 1,138,043.61        617,494.36       7,667,029.32
                                                                               ===============   ===============   ================

INTERLINE                                                                        1,123,754.77              0.00               0.00
                                                                               ===============   ===============   ================

MAIL                                                                                     0.00              0.00               0.00
                                                                               ===============   ===============   ================

GROUND & IN-FLIGHT SERVICES                                                              0.00         69,510.72         910,272.21
                                                                               ===============   ===============   ================


OTHER AIR                                                                           15,527.60          9,032.40          66,584.52
                                                                               ===============   ===============   ================

OTHER ASSETS                                                                             0.00              0.00         147,710.70
                                                                               ===============   ===============   ================

                              AIR SUBTOTAL                                       2,277,325.98        696,037.48       8,791,596.75

                              LESS: RESERVE                                              0.00              0.00     (1,739,965.91)
                                                                               ---------------   ---------------   ----------------

                              TOTAL ACCOUNTS RECEIVABLES                         2,277,325.98        696,037.48       7,051,630.84
                                                                               ===============   ===============   ================

                              PERCENTAGES                                              6.200%            1.890%            19.190%
                                                                               ===============   ===============   ================
                                             * SEE DETAIL PROVIDED


                                                               PAGE NO. 1 OF 2


HAWAIIAN AIRLINES
ACCOUNTS RECEIVABLES SUMMARY (UNAUDITED - See Note (13))
FOR THE MONTH ENDING DECEMBER 31, 2003

NOTES:
(1) MILITARY ACCOUNTS INCLUDING CRAF CHARTER
(2) CORPORATE AND FREIGHT ACCOUNTS
(3) STATE OF HAWAII
(4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT
(5) ARC AND BSP
(6) SALES ON COMPANY CREDIT CARD
(7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $37.7 MILLION IN CREDIT CARD HOLDBCKS AS OF DECEMBER 31, 2003.
(8) PRIMARILY ACTIVITY FOR IATA AND ACH
(9) MAIL DELIVERY
(10) PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES
(11) PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP ACCOUNTS
(12) MISCELLANEOUS RECEIVABLES
(13) CAUTIONARY STATEMENT
         To comply with the monthly United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is filing with the bankruptcy court its unaudited condensed balance sheet as of December 31, 2003, and related unaudited condensed statement of operations and cash flows for the one-month period ended December 31, 2003, as well as supporting schedules and other financial information (the "Operating Report"). The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2003, will result in a variety of adjustments, some of which may be material. Such adjustments are expected to affect, among other things, the Company's pension, reorganization, and income tax related accounts. Therefore, the Company cautions against placing undue reliance on the information contained in the monthly Operating Report. When the Company concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.


HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (UNAUDITED - See Note (13))
DECEMBER 31, 2003

CUSTOMER ID      NAME OF CUSTOMER ACCOUNT       BALANCES          CURRENT         30 DAYS           60 DAYS         90+ DAYS

   260996149     BSP CANADA VISA CARD               33,396.20        33,396.20               -                -               -

   260996173     BSP CANADA MASTERCARD               5,548.95         5,548.95

   260996211     DINERS CLUB                       135,518.83       135,518.83

   260996238     AMERICAN EXPRESS                1,728,854.92     1,728,854.92

   260996246     JCB CREDIT CARD                     (343.77)         (343.77)

   260996254     NOVUS/DISCOVER CARD               118,710.16       118,710.16

   260996262     US BANK                         1,652,271.44     1,652,271.44

TOTAL CREDIT CARDS ACCOUNTS                      3,673,956.73     3,673,956.73               -                -               -
                                                ==============   ==============    ============    =============    ============


Note: Balances above are net of any required holdback.



HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (UNAUDITED - See Note (13))
DECEMBER 31, 2003

CUSTOMER ID        NAME OF CUSTOMER ACCOUNT                 BALANCES          CURRENT        30 DAYS        60 DAYS        90+DAYS

490000005     CONTINENTAL AIRLINES -AWARDS                 190,425.00               -              -             -      190,425.00
490002601     PANDA TRAVEL-HOTTRIPS                        965,196.57               -              -             -      965,196.57
490002602     PANDA TRAVEL-VOUCHER SALES                 3,208,509.36               -              -             -    3,208,509.36
490002603     PANDA ASSOCIATE TRAVEL- II E-TICKET        1,112,146.95      297,122.50      34,406.00             -      780,618.45
490002605     PANDA ASSOCIATE TRAVEL LL -TP E-TICKETS    2,270,403.54      284,650.49      36,665.43             -    1,949,087.62
490002651     VACATIONS HAWAII                             237,307.25               -              -             -      237,307.25
490003913     PERILLO/JOE FUSCO                             14,948.00       14,804.00         144.00             -               -
490005649     TAUCK TOURS                                   36,078.52       37,623.50       (347.50)    (1,056.50)        (140.98)
490005690     ALOHA 7 - E-TICKETS                                   -               -              -             -               -
490009407     ALOHA 7 TRAVEL                                 1,260.00               -              -             -        1,260.00
490009408     JALPAK                                     (207,383.60)    (209,903.60)              -             -        2,520.00
490009431     DISCOVERY ALOHA INC                           33,495.05        2,205.00              -             -       31,290.05
490009695     HAWAIIAN ARRANGEMENT                         222,505.67      129,576.00      92,929.67             -               -
490009950     SUN ISLANDS HAWAII                            23,362.50               -              -             -       23,362.50
490712906     JTB HAWAII INC                             (276,323.25)    (276,323.25)              -             -               -
490724740     THE TOUR SHOP                                714,739.00      316,368.00     298,224.00     90,000.00       10,147.00
490809336     PLEASANT HAWAIIAN HOLIDAY                    448,079.90      448,079.90              -             -               -
                                                        --------------  --------------  -------------  ------------  --------------
                                           SUB TOTALS    8,994,750.46    1,044,202.54     462,021.60     88,943.50    7,399,582.82

              OTHER AGENCIES                               722,638.95      779,719.21    (16,416.11)        578.00     (41,242.15)

                                                        --------------  --------------  -------------  ------------  --------------
TOTAL AGENCY RECEIVABLES                                 9,717,389.41    1,823,921.75     445,605.49     89,521.50    7,358,340.67
                                                        ==============  ==============  =============  ============  ==============



Hawaiian Airlines, Inc.
Post-Petition Trade Payables Aging Summary (UNAUDITED - See Note(1))
December 31, 2003

   Business
    Unit        Description               Total               0-29               30-59                60-89                90+


CLMS            Claims                          -                   -                  -                   -                    -
EMP             Employed(1)              9,396.20                   -                  -                   -             9,396.20
HWN             Trade Payables       2,168,090.86        3,171,640.50         353,882.95        (166,230.80)       (1,191,201.79)
PR              Payroll Vendors         82,371.16           82,371.16                  -                   -                    -
RFND            Refund                          -                   -                  -                   -                    -
REV             Revenue                134,298.36                   -                  -                   -           134,298.36

                                  ----------------    ----------------    ---------------    ----------------    -----------------
                                     2,394,156.58        3,254,011.66         353,882.95        (166,230.80)       (1.047,507.23)
                                  ================    ================    ===============    ================    =================

         (1) Detail available upon request

         Note (1): Cautionary Statement

         To comply with the monthly United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc.
         (the "Company") is filing with the bankruptcy court its unaudited condensed balance sheet as of December 31, 2003, and related unaudited condensed statement of operations and cash flows for the one-month period ended December 31, 2003, as well as supporting schedules and other financial information (the "Operating Report").
         The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2003, will result in a variety of adjustments, some of which may be material. Such adjustments are expected to affect, among other things, the Company's pension, reorganization, and income tax related accounts. Therefore, the Company cautions against placing undue reliance on the information contained in the monthly Operating
         Report. When the Company concludes its year-end closing process and audit, it wilt report final results in accordance with generally accepted accounting principles.


-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 1
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total          0-29         30-59         60-89        90+
----------------------------------      ----------      -------      ---------     ---------     ---------   ----------       ----


A AND P CLEANERS                        0000000169          27       11,605.14     11,605.14          0.00         0.00       0.00
ACCUFLEET INTERNATIONAL INC             0000001040           3        5,880.00      5,880.00          0.00         0.00       0.00
ADVOCATES THE                           0000003626           3       13,020.72     13,020.72          0.00         0.00       0.00
AERO CONTROLS INC                       0000002441           1          131.25        131.25          0.00         0.00       0.00
AEROLITE MAX BUCHER AC                  0000006960           1          367.55        367.55          0.00         0.00       0.00
AEROPORTI DI ROMA                       0000007687           4        4,311.60      4,311.60          0.00         0.00       0.00
AEROSPACE PRODUCTS INTERNATIONAL        0000006238           1        5,913.12      5,913.12          0.00         0.00       0.00
AIPA PROPERTIES LLC                     0000003109           1        3,263.89          0.00          0.00     3,263.89       0.00
AIR MEDIC                               0000005637           1          428.56        428.56          0.00         0.00       0.00
AIR SERVICE HAWAII                      0000001714           1        1,948.56      1,948.56          0.00         0.00       0.00
AIR SPARES INC                          0000000281           7        1,507.20      1,507.20          0.00         0.00       0.00
AIRCRAFT SERVICE INTERNATIONAL INC      0000000286           9       42,868.81     42,868.81          0.00         0.00       0.00
AIRLINES REPRESENTATIVE EUROPE          0000007780          18            0.00          0.00          0.00         0.00       0.00
AIRPORT GROUP INTERNATIONAL INC         0000001078          16       10,993.60     12,930.97     13,326.56   -15,263.93       0.00
AKANA PETROLEUM INC                     0000000155           1           76.46         76.46          0.00         0.00       0.00
ALAMO RENT A CAR                        0000002380           2        3,221.18      3,221.18          0.00         0.00       0.00
ALASKA COMMUNICATIONS SYSTEMS           0000005719           1           50.64         50.64          0.00         0.00       0.00
ALERT HOLDINGS GROUP INC                0000000158           6        1,845.00      1,845.00          0.00         0.00       0.00
ALEXIS PARK RESORT AND SPA              0000003085           1       29,430.00     29,430.00          0.00         0.00       0.00
ALLIED AVIATION SERVICES INC            0000006836           4       11,763.88     11,763.88          0.00         0.00       0.00
ALOHA PETROLEUM LTD                     0000000033           1        3,341.30      3,341.30          0.00         0.00       0.00
ALOHA TAP & DIE INC                     0000000232           1           27.19         27.19          0.00         0.00       0.00
ALOHA WATER CO                          0000002795           6          216.06        216.06          0.00         0.00       0.00
AMERICAN BUILDING MAINTENANCE           0000003190           1          151.00        151.00          0.00         0.00       0.00
AMERICAN CUSTOMS BROKERAGE CO INC       0000000005           2          533.06        533.06          0.00         0.00       0.00
AMERICAN JET INDUSTRIES                 0000006837           2            0.00          0.00     -4,300.00     4,300.00       0.00
AMERICAN SAMOA GOVERNMENT               0000001132           9       12,128.09     12,128.09          0.00         0.00       0.00
AMPCO SYSTEMS PARKING                   0000001111           1          576.00        576.00          0.00         0.00       0.00
ANHEUSER BUSCH SALES OF HAWAII INC      0000000133           1        1,421.00      1,421.00          0.00         0.00       0.00
APPLIED GRAPHICS INC                    0000004998           4          714.58        714.58          0.00         0.00       0.00
ARAMARK UNIFORM SERVICES INC            0000001122           4          335.67        335.67          0.00         0.00       0.00
ARMITE LABORATORIES                     0000002468           1          176.00        176.00          0.00         0.00       0.00

                                                                                                                 Database: EPPROD





-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 2
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total         0-29         30-59         60-89        90+
----------------------------------      ----------      -------     ----------    ----------     ---------    ---------    --------


ARROWHEAD MOUNTAIN SPRING WATER         0000001045           2           61.52         61.52          0.00        0.00         0.00
ARTEX AIRCRAFT SUPPLIES INC             0000007618           2            0.00          0.00          0.00        0.00         0.00
AT&T                                    0000001139          35      124,414.40    124,414.40          0.00        0.00         0.00
AT&T WIRELESS SERVICES                  0000001142           3        9,293.41      9,293.41          0.00        0.00         0.00
ATTEST SYSTEMS INC                      0000003218           1           77.08         77.08          0.00        0.00         0.00
AUTOMOTIVE PARTS DISTRIBUTOR INC        0000003679           1           81.27         81.27          0.00        0.00         0.00
AV OX INC                               0000000130           2           30.00          0.00          0.00        0.00        30.00
AVAYA INC                               0000005700           3          504.46        504.46          0.00        0.00         0.00
AV-EX AVIATION EXCELLENCE               0000003650           2          593.05        593.05          0.00        0.00         0.00
AVIALLINC                               0000000165           2            0.43          0.00          0.43        0.00         0.00
AVIATION DAILY                          0000001720           1        1,742.00      1,742.00          0.00        0.00         0.00
AVIATION SAFEGUARDS LAX                 0000005619           4       71,545.23     71,545.23          0.00        0.00         0.00
AVIBANK SERVICES LLC                    0000007945           1          870.00        870.00          0.00        0.00         0.00
AVID AIRLINE PRODUCTS                   0000000162           1          175.00          0.00          0.00        0.00       175.00
AVID DIEPEN INC                         0000000129           2          636.82        636.82          0.00        0.00         0.00
AVION GRAPHICS INC                      0000000123           6          878.29        878.29          0.00        0.00         0.00
AVSETS.COM INC                          0000007952           1       20,200.00     20,200.00          0.00        0.00         0.00
AVTEL SERVICES INC                      0000005989           2        2,402.03      2,402.03          0.00        0.00         0.00
BA LE SANDWICH SHOP                     0000002387         124       26,451.94     26,451.94          0.00        0.00         0.00
BAGGAGE CLAIMERS INC THE                0000007672           2          469.00        469.00          0.00        0.00         0.00
BECKER TRUCKING INC                     0000007701           5          446.87        446.87          0.00        0.00         0.00
BONAIR LINEN                            0000006019           3          427.53        427.53          0.00        0.00         0.00
BP PRODUCTS NORTH AMERICA INC           0000006487           8      387,581.85    387,581.85          0.00        0.00         0.00
BRICE MANUFACTURING CO INC              0000000274           1          -10.20          0.00          0.00        0.00       -10.20
BRITAX AIRCRAFT INTERIOR SYSTEMS        0000006522           2         -312.83          0.00          0.00        0.00      -312.83
BROOKHURST INC                          0000003864           2        8,193.92      8,193.92          0.00        0.00         0.00
BROWN FORMAN BEVERAGE CORP              0000001029           1          -24.00          0.00          0.00        0.00       -24.00
C AND F MACHINERY CORP                  0000000502           1          154.70        154.70          0.00        0.00         0.00
CAESARS CLEANERS                        0000007716           1          917.80        917.80          0.00        0.00         0.00
CANTOR BROTHERS HAULING SERVICES INC    0000003034           1        1,432.28      1,432.28          0.00        0.00         0.00
CELESTE INDUSTRIES CORP                 0000000322           3        9,692.70      7,610.40          0.00        0.00     2,082.30
CENTRAL COAST SHUTTLE SERVICES INC      0000007927           1           30.00         30.00          0.00        0.00         0.00

                                                                                                                Database: EPPROD




-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 3
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total          0-29         30-59        60-89          90+
----------------------------------      ----------      -------     ----------    ----------     ---------    ---------       -----


CENTURY COMPUTERS INC                   0000005174           2        7,613.49      7,613.49          0.00        0.00         0.00
CERTIFIED AVIATION SERVICES INC         0000005934           1          235.24        235.24          0.00        0.00         0.00
CII TECHNOLOGIES                        0000005832           1          150.00        150.00          0.00        0.00         0.00
CITIZENS UTILITIES CO                   0000001199           1          792.64        792.64          0.00        0.00         0.00
CITY MILL CO LTD                        0000001202          10          725.43        725.43          0.00        0.00         0.00
CITY OF LOS ANGELES                     0000001734           2       34,064.40     34,064.40          0.00        0.00         0.00
CITY OF ONTARIO                         0000003271           1           50.00         50.00          0.00        0.00         0.00
CITY OF PHOENIX                         0000003141           3       31,660.22     31,660.22          0.00        0.00         0.00
CITY SERVICES COURIER INC               0000007019           1          323.00        323.00          0.00        0.00         0.00
CLARK COUNTY DEPT OF AVIATION           0000000250           1       32,540.40     32,540.40          0.00        0.00         0.00
CLYDE MACHINES INC                      0000000001           1          141.48          0.00          0.00      141.48         0.00
COCA COLA BOTTLING CO                   0000001208           1          537.00        537.00          0.00        0.00         0.00
COCO PALM PICTURES CORP                 0000003414           3       38,025.64     38,025.64          0.00        0.00         0.00
COMANDO PROVINCIALE VIGILI DEL FUOCO    0000007988           1          689.96        689.96          0.00        0.00         0.00
COMPOSITE SPECIALTIES INC               0000002727           1          445.45        445.45          0.00        0.00         0.00
COMPUTER PRESENTATIONS AND TRAINING INC 0000006143           1        5,000.00      5,000.00          0.00        0.00         0.00
CONCESSIONS INTERNATIONAL LLC           0000007029           1           17.26         17.26          0.00        0.00         0.00
CONSTRUCTION MATERIALS                  0000001665           1          -53.87          0.00          0.00      -53.87         0.00
CONTINENTAL AIRLINES                    0000001214           2       40,510.45          0.00     40,510.45        0.00         0.00
CONTINENTAL MICRONESIA                  0000001741           1          543.55        543.55          0.00        0.00         0.00
CORGIS CORPORATION                      0000007785           1           79.90         79.90          0.00        0.00         0.00
COUNTY OF HAWAII                        0000001010           1           24.00         24.00          0.00        0.00         0.00
CREATIVE MARKETING CONCEPTS             0000003107           4        8,151.59      8,151.59          0.00        0.00         0.00
CUSTOM LEATHERCRAFT MFG                 0000002404           1        1,975.00      1,975.00          0.00        0.00         0.00
CUTTER FORD/ISUZU INC                   0000002371           1          500.29        500.29          0.00        0.00         0.00
D & J SPECIALTIES                       0000002024          11         -254.39       -254.39          0.00        0.00         0.00
DATELINE MEDIA INC                      0000007694           1          132.08        132.08          0.00        0.00         0.00
DAVIS AIRPORTER                         0000006299           1           70.00         70.00          0.00        0.00         0.00
DELTA AIRLINES INC                      0000001233           9      203,002.22    203,002.22          0.00        0.00         0.00
DELYSE INC                              0000006733           2       -6,667.40     -6,667.40          0.00        0.00         0.00
DESERT SERVICES INTERNATIONAL INC       0000007194           1          110.00        110.00          0.00        0.00         0.00
DHL DANZAS AIR & OCEAN                  0000007681           1          -36.00          0.00          0.00        0.00       -36.00

                                                                                                                Database: EPPROD




-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 4
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs      Total          0-29         30-59        60-89         90+
----------------------------------      ----------     -------   -----------    ----------   ----------  -----------  -------------


DHL WORLDWIDE EXPRESS                   0000001235           1       30`7.45        307.45         0.00         0.00           0.00
DIAMOND PARKING INC                     0000003147           1      1,575.00      1,575.00         0.00         0.00           0.00
DJ'S DELIVERY SERVICE                   0000003534           1        289.50        289.50         0.00         0.00           0.00
DOUBLETREE HOTEL SACRAMENTO             0000007075           1     16,862.75     16,862.75         0.00         0.00           0.00
DRIESSEN SERVICES INC                   0000006673           3     26,534.02     26,534.02         0.00         0.00           0.00
DUN & BRADSTREET INFO SERVICES          0000001242           1        337.94        337.94         0.00         0.00           0.00
DYNAMIC AIR INC                         0000000437           1        890.83        890.83         0.00         0.00           0.00
EARTHLINK INC                           0000004979           1        362.47        362.47         0.00         0.00           0.00
EDO FIBER SCIENCE                       0000007326           1        266.00          0.00         0.00         0.00         266.00
EDS CORP                                0000001753           1      1,247.13      1,247.13         0.00         0.00           0.00
ELC SECURITY PRODUCTS INC               0000005720           1     -1,035.00     -1,035.00         0.00         0.00           0.00
EMERY WORLDWIDE                         0000001252           1        129.10        129.10         0.00         0.00           0.00
EXACT COPIES PRINTING & DESIGN          0000003130           8      2,446.72      2,446.71         0.00         0.00           0.01
EXCALIBUR HOTEL & CASINO                0000007318           1         55.45         55.45         0.00         0.00           0.00
EXCELL EXPRESS COURIER                  0000005208           1         80.00          0.00         0.00         0.00          80.00
EXECAIR MAINTENANCE INC                 0000006206           7     47,351.00          0.00         0.00         0.00      47,351.00
EXPANETS                                0000006417           1         24.48         24.48         0.00         0.00           0.00
EXPANETS OF HAWAII                      0000006715           6     10,320.90     10,320.90         0.00         0.00           0.00
EXPRESS DELIVERY                        0000001568           2        125.00        125.00         0.00         0.00           0.00
EXXON MOBIL OIL CORPORATION             0000006323           1     23,500.00     23,500.00         0.00         0.00           0.00
FEDERAL EXPRESS CORP                    0000001264          46      7,186.82      7,186.82         0.00         0.00           0.00
GARDEN ISLAND NEWSPAPER THE             0000007983           1        780.00        780.00         0.00         0.00           0.00
GARDEN ISLE DISPOSAL INC                0000002448           2        442.33        442.33         0.00         0.00           0.00
GAS COMPANY THE LLC                     0000007776           1        827.87        827.87         0.00         0.00           0.00
GASPRO                                  0000000409           3         28.05         28.05         0.00         0.00           0.00
GATE SAFE INC                           0000006577           1      6,049.79      6,049.79         0.00         0.00           0.00
GATEGOURMET                             0000005043         326   -834,554.42    251,243.23   184,997.18  -163,360.32  -1,107,434.51
GLACIER RIVER CAFE                      0000007732           2      2,306.10      2,306.10         0.00         0.00           0.00
GLOBEGROUND NORTH AMERICA               0000006480           4      6,260.74      6,260.74         0.00         0.00           0.00
GOODRICH AEROSTRUCTURES GROUP           0000006691           4    145,582.43    154,614.43         0.00    -9,032.00           0.00
GOODRICH CORPORATION                    0000007204           3     44,453.89     44,469.39         0.00       -15.50           0.00
GOODYEAR TIRE & RUBBER COMPANY          0000006744           1     10,409.48     10,409.48         0.00         0.00           0.00

                                                                                                                  Database: EPPROD





-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 5
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs        Total          0-29         30-59         60-89        90+
----------------------------------      ----------      ------      ----------    ----------     ---------    ---------   ---------

GRAYLINE OF SEATTLE                     0000004663           1          300.00        300.00          0.00        0.00         0.00
HAGADONE PRINTING COMPANY               0000000461           1          238.44        238.44          0.00        0.00         0.00
HALE KOA HOTEL                          0000001652           1        4,400.00      4,400.00          0.00        0.00         0.00
HAMILTON SUNDSTRAND                     0000005507           1       67,512.01     67,512.01          0.00        0.00         0.00
HARDWARE HAWAII TRUE VALUE              0000007342           2          303.18        303.18          0.00        0.00         0.00
HARLAN CORP                             0000000420           2          -24.75        -24.75          0.00        0.00         0.00
HATFIELD LAUNDRY AND DEVELOPMENT        0000007254          13          301.50        301.50          0.00        0.00         0.00
HAWAII AUTOMATED FUELS NETWORK          0000007255           1          590.50        590.50          0.00        0.00         0.00
HAWAII AUTOMOTIVE REPAIR CLINIC LLC     0000007986           1           50.00         50.00          0.00        0.00         0.00
HAWAII ELECTRIC LIGHT CO INC            0000000500           5        2,032.00      2,032.00          0.00        0.00         0.00
HAWAII PRINCE HOTEL & GOLF CLUB         0000002622           2        1,828.98        620.08          0.00        0.00     1,208.90
HAWAII PRO SOUND & VIDEO RENTALS INC    0000007984           1          472.89        472.89          0.00        0.00         0.00
HAWAII STATIONERY CO LTD                0000000406           9       11,971.33     11,781.23        190.10        0.00         0.00
HAWAIIAN AIRLINES INC                   0000001950           3          613.91        613.91          0.00        0.00         0.00
HEIDE & COOK LTD                        0000000391           4        1,347.19      1,347.19          0.00        0.00         0.00
HENSMANN TECHNOLOGY INC                 0000006016           2       20,640.00     20,640.00          0.00        0.00         0.00
HEWLETT PACKARD                         0000001021           1       17,594.13          0.00          0.00        0.00    17,594.13
HILTON SAN DEIGO GASLAMP QUARTER        0000007104           2        1,742.79      1,742.79          0.00        0.00         0.00
HOAKA PLANT RENTAL AND SALES            0000004991           1          260.00        260.00          0.00        0.00         0.00
HOLIDAY INN BAYSIDE                     0000006275           1           76.25         76.25          0.00        0.00         0.00
HOLIDAY INN PORTLAND AIRPORT            0000001636           2       17,389.65     17,389.65          0.00        0.00         0.00
HOLIDAY INN SELECT SEATTLE - RENTON     0000006584          15        4,875.03      4,875.03          0.00        0.00         0.00
HONEYWELL.INC                           0000005148          15      107,641.06    111,981.94     -4,361.50        0.00        20.62
HONOLULU ADVERTISER                     0000001320           2        536.35 .        536.35          0.00        0.00         0.00
HONOLULU AIRPORT HOTEL                  0000003073           6        1,078.08      1,078.08          0.00        0.00         0.00
HONOLULU STAR-BULLETIN                  0000003098           2          315.54        315.54          0.00        0.00         0.00
HOST MARRIOTT SERVICES CORP             0000000485           7        1,944.97      1,944.97          0.00        0.00         0.00
HPM BUILDING SUPPLY                     0000000491           2           43.25         43.25          0.00        0.00         0.00
HRD AFRO SYSTEMS INC                    0000001325           5        2,140.00      2,140.00          0.00        0.00         0.00
HUNTLEIGH USA CORP                      0000001993           4       19,123.91     19,123.91          0.00        0.00         0.00
HYATT REGENCY PHOENIX                   0000007145           1       35,758.80     35,758.80          0.00        0.00         0.00
HYATT REGENCY SAN FRANCISCO AIRPORT     0000001661           2       14,085.00     14,085.00          0.00        0.00         0.00

                                                                                                                Database: FPPROD





-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 6
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total         0-29         30-59          60-89        90+
----------------------------------      ----------      ------      ----------    ----------     ---------   ----------   ---------


HYDRA-AIR PACIFIC INC                     0000000466         7        1,048.23      1,048.23         0.00          0.00        0.00
IKON OFFICE SOLUTIONS INC                 0000000540         1          250.60        250.60         0.00          0.00        0.00
INDUSTRIAL CHEMICALS AND LUBRICANTS INC   0000000503         1          830.73        830.73         0.00          0.00        0.00
INSTANT WEB COMPANIES                     0000005626         1        3,175.67      3,175.67         0.00          0.00        0.00
INTERSTATE BATTERY SYSTEMS OF HI          0000001336         1          107.24        107.24         0.00          0.00        0.00
INVENTORY LOCATOR SERVICE LLC             0000000410         1        6,581.80      6,581.80         0.00          0.00        0.00
INWEST EXPRESS                            0000006800         1           29.00         29.00         0.00          0.00        0.00
ISHIGO TODD C                             0000006137         1          246.00        246.00         0.00          0.00        0.00
ISLAND FILTERS INC                        0000000452         3        3,653.81      3,653.81         0.00          0.00        0.00
ISLAND MAID INC                           0000006078         4          812.04        812.04         0.00          0.00        0.00
ISLAND POST PRODUCTION INC                0000000509         2          344.79        344.79         0.00          0.00        0.00
ITA LLC                                   0000002004         1          450.00        450.00         0.00          0.00        0.00
J L DELIVERY SERVICE INC                  0000007149         6        8,416.70      8,416.70         0.00          0.00        0.00
JAPAN AIRLINES CO LTD                     0000001348         1       20,424.01     20,424.01         0.00          0.00        0.00
JOBBERS AUTO WAREHOUSE SUPPLY             0000000910         1          -19.16          0.00         0.00          0.00      -19.16
JOHNSON BROS OF HAWAII INC                0000000401         1        2,720.00      2,720.00         0.00          0.00        0.00
K R ANDERSON CO INC                       0000000527         3           78.90         48.00        30.90          0.00        0.00
K YAMADA DISTRIBUTORS                     0000000577         2        8,929.46      8,929.46         0.00          0.00        0.00
KILGO A L CO INC                          0000001365         3          197.85        197.85         0.00          0.00        0.00
KIRKHILL AIRCRAFT PARTS CO                0000001369         3          543.00        543.00         0.00          0.00        0.00
K17IERMAN PLASTICS                        0000004613         1        1,147.20      1,147.20         0.00          0.00        0.00
KONA ABRASIVES                            0000000572         1          153.21        153.21         0.00          0.00        0.00
KOOLAU AVIATION SERVICES                  0000006005         1          971.20        971.20         0.00          0.00        0.00
L&N UNIFORM SUPPLY-SALES DIVISION         0000003000         1          271.96        271.96         0.00          0.00        0.00
LAB ONE INC                               0000000975         1          600.00        600.00         0.00          0.00        0.00
LARRYS AUTO PARTS INC                     0000004129         5          384.30        384.30         0.00          0.00        0.00
LASFUEL CORP                              0000000682         8      -18,841.26        778.80     8,843.66    -28,463.72        0.00
LAX TWO CO                                0000000684         1       70,999.06     70,999.06         0.00          0.00        0.00
LIBBEY GLASS INC                          0000000724         3         -226.20          0.00       222.12       -448.32        0.00
LINCO CASTERS                             0000006976         1          277.75        277.75         0.00          0.00        0.00
LONDAVIA INC                              0000000691         6        2,974.82      2,974.82         0.00          0.00        0.00
LOS ANGELES AIRPORT HILTON                0000001637         4          489.28        489.28         0.00          0.00        0.00

                                                                                                               Database: EPPROD





-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 7
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total         0-29         30-59         60-89        90+
----------------------------------      ----------      ------      ----------    ----------     ---------   ---------   ----------


M & M AEROSPACE HARDWARE INC              0000000673         1          130.00        130.00          0.00        0.00         0.00
M NAKAI REPAIR SERVICE LTD                0000001613         1          580.66        580.66          0.00        0.00         0.00
MAGUIRE BEARING CO LTD                    0000000668         1           50.16         50.16          0.00        0.00         0.00
MARR HIPP JONES & PEPPER                  0000003427         7       12,397.02          0.00          0.00        0.00    12,397.02
MATSON NAVIGATION CO INC                  0000000967         2        1,832.00      1,832.00          0.00        0.00         0.00
MAUI COAST HOTEL                          0000000965         8        1,306.16      1,306.16          0.00        0.00         0.00
MAUI DISPOSAL CO INC                      0000000613         2         -925.22          0.00          0.00        0.00      -925.22
MAUI LASER RECHARGE                       0000002382         5          430.20        430.20          0.00        0.00         0.00
MAUI PRINCE HOTEL                         0000003037         1        3,923.38      3,923.38          0.00        0.00         0.00
MAUI SODA & ICE WORKS LTD                 0000003513         1          130.52        130.52          0.00        0.00         0.00
MAUI VISITORS BUREAU                      0000002618         1          120.00        120.00          0.00        0.00         0.00
MAXXWELLS LANDING                         0000001912         3          129.45        129.45          0.00        0.00         0.00
MBI ENTERPRISES INC                       0000007108         1          321.00        321.00          0.00        0.00         0.00
MCNEIL WILSON COMMUNICATIONS INC          0000002255         6       46,095.89     46,095.89          0.00        0.00         0.00
MEADOW GOLD DAIRIES                       0000000942        14       15,669.24     15,669.24          0.00        0.00         0.00
MED LIFE SERVICES                         0000006451        10          818.74        818.74          0.00        0.00         0.00
MEDAIREINC                                0000001780         8        2,609.24      2,423.24        186.00        0.00         0.00
MEGAPATH NETWORKS                         0000007875         3          731.13        731.13          0.00        0.00         0.00
MENEHUNE WATER CO INC                     0000000670        10        4,622.64      4,622.64          0.00        0.00         0.00
MICHAEL LEWIS COMPANY                     0000007396         7        2,478.06      2,478.06          0.00        0.00         0.00
MICHELIN AIRCRAFT TIRE CORP               0000001655         1       19,539.78     19,539.78          0.00        0.00         0.00
MICRO METROLOGY INC                       0000000539         3          778.75          0.00          0.00      778.75         0.00
MOKIHANA PEST CONTROL INC                 0000005577         1          119.79        119.79          0.00        0.00         0.00
MOM'S PLACE                               0000004818         1          804.50        804.50          0.00        0.00         0.00
MOORE USA                                 0000000650         8            0.03          0.00          0.00        0.00         0.03
MUZAK                                     0000000050         2          228.01        228.01          0.00        0.00         0.00
NATIONAL FOOTBALL LEAGUE PROPERTIES LLC   0000007946         2       98,000.00     54,000.00     44,000.00        0.00         0.60
NEWARK ELECTRONICS                        0000001422         1           53.53          0.00         53.53        0.00         0.00
NEXTEL COMMUNICATIONS                     0000004163         5        1,252.00      1,252.00          0.00        0.00         0.00
NORDISK AVIATION PRODUCTS INC             0000005505         3        8,090.90      8,090.90          0.00        0.00         0.00
NORTHWEST AIRLINES INC                    0000001426        17      -46,573.68          0.00          0.00        0.00   -46,573.68
OAKLAND RAIDERS                           0000006576         1       50,000.00     50,000.00          0.00        0.00         0.00

                                                                                                                Database: EPPROD





-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 8
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total         0-29         30-59          60-89        90+
----------------------------------      ----------      ------      ----------    ----------     ---------   -----------  ---------


OAKWOOD CORPORATE HOUSING               0000005724           3       12,222.39     12,222.39          0.00        0.00         0.00
OCEANIC CABLEVISI0N                     0000000625           1           88.53         88.53          0.00        0.00         0.00
OFFICE DEPOT                            0000000039          10          965.78        965.78          0.00        0.00         0.00
OGDEN GROUND SERVICES INC               0000004557           1        1,107.23      1,107.23          0.00        0.00         0.00
OLYMPUS INDUSTRIAL AMERICA INC          0000006319           1           45.00          0.00          0.00        0.00        45.00
OUTRIGGER HOTELS HAWAII                 0000000633           2       10,434.76     10,434.76          0.00        0.00         0.00
PACIFIC JOBBERS WAREHOUSE, INC          0000002502           8          239.66        239.66          0.00        0.00         0.00
PACIFIC LIGHTNET INC                    0000006560           1        3,719.11      3,719.11          0.00        0.00         0.00
PACIFIC MACHINERY                       0000003861           1        3,854.14      3,854.14          0.00        0.00         0.00
PACIFIC MINIATURES                      0000006247           1          975.00        975.00          0.00        0.00         0.00
PACIFIC SERVICE & DEVELOPMENT CORP      0000000921           9          327.98        327.98          0.00        0.00         0.00
PACIFIC WIRELESS COMMUNICATIONS         0000005773           2          213.54        171.87         41.67        0.00         0.00
PAN AMERICAN TOOL CORP                  0000001457           4          237.96        132.96        105.00        0.00         0.00
PANAMETRICS INC                         0000001458           1           37.00         37.00          0.00        0.00         0.00
PAPERSOURCE HAWAII INC                  0000002738           1          156.65        156.65          0.00        0.00         0.00
PARKER HANNIFIN CORP                    0000001462           1        3,622.07      3,622.07          0.00        0.00         0.00
PAS A DIVISION OF RUSSELL ASSOCIATES    0000000089           3          969.20        969.20          0.00        0.00         0.00
PASCUA TRANS & TOURS                    0000001871           2        3,443.09      3,443.09          0.00        0.00         0.00
PERKINS GROUP INC THE                   0000007982           1           33.85         33.85          0.00        0.00         0.00
PHENIX GROUP LLC                        0000005840           1        5,320.00      5,320.00          0.00        0.00         0.00
PINION AND ASSOCIATES INC               0000006338           1       50,000.00     50,000.00          0.00        0.00         0.00
PITNEY BOWES INC                        0000001474           1          377.49        377.49          0.00        0.00         0.00
PLATINUM TELEVISION GROUP               0000007978           1       19,700.00     19,700.00          0.00        0.00         0.00
POMARE LTD/ HILO HATTIE                 0000001934           1          520.83        520.83          0.00        0.00         0.00
PRIME FLIGHT AVIATION SERVICES          0000007726           5        8,897.70      8,897.70          0.00        0.00         0.00
Q MARK RESEARCH & POLLING               0000001654           3        6,708.53      6,708.53          0.00        0.00         0.00
QL2 SOFTWARE INC                        0000007842           1          750.00        750.00          0.00        0.00         0.00
QW EST                                  0000005785          11        2,848.91      2,848.91          0.00        0.00         0.00
R & K REFRIGERATION SERVICE             0000005100           2          507.05        507.05          0.00        0.00         0.00
R CON NONDESTRUCTIVE TEST CONSULTANTS   0000005729           1           73.00         73.00          0.00        0.00         0.00
R DIXON SPEAS ASSOCIATES INC            0000005727           1        3,433.96          0.00      3,433.96        0.00         0.00
RAINBOW INDUSTRIAL LAUNDRY INC          0000007588           2          324.85        324.85          0.00        0.00         0.00

                                                                                                                Database: EPPROD





-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 9
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total         0-29         30-59          60-89        90+
----------------------------------      ----------      ------      ----------    ----------     ---------   -----------  ---------


RASCO SUPPLY CO LTD                     0000003677           5          -56.78          0.00          0.00       11.92       -68.70
RD TECHNOLOGY OF HAWAII                 0000000649           1          234.37        234.37          0.00        0.00         0.00
REDLINE                                 0000001493           1          171.08        171.08           .00        0.00         0.00
RELIZON COMPANY THE                     0000005624           8        1,641.24      1,223.31       -455.09      700.54       172.48
REMEDY INTELLIGENT STAFFING             0000006735           1          977.37        977.37          0.00        0.00         0.00
REVA COMM                               0000006273           1        2,668.73       2,68.73          0.00        0.00         0.00
RIVER CITY DELIVERY                     0000001500           1          721.60        721.60          0.00        0.00         0.00
RKF ENTERPRISES INC                     0000000997           1           00.00        100.00          0.00        0.00         0.00
ROBERTS HAWAII TOURS INC                0000000762           1          520.30        520.30          0.00        0.00         0.00
ROCKWELL COLLINS INC                    0000000703           1       69,818.76     69,818.76          0.00        0.00         0.00
ROLLS ROYCE                             0000004871           7          -39.10          0.00          0.00     -601.60       562.50
ROTO ROOTER SERVICES COMPANY            0000000768           1          490.59        490.59          0.00        0.00         0.00
RUNYON SALTZMAN & EINHORN INC           0000006981           1          976.25        976.25          0.00        0.00         0.00
RUTAN REFRIGERATION INC                 0000005387           1          109.37        109.37          0.00        0.00         0.00
RYDERTRUCK RENTAL                       0000001504           3        1,222.59      1,222.59          0.00        0.00         0.00
SABRE TECHNOLOGY SOLUTIONS INC          0000002261           2        1,560.00      1,560.00          0.00        0.00         0.00
SAGE PARTS                              0000003166           2          610.80        610.80          0.00        0.00         0.00
SAMOA MARKETING INC                     0000000048           3          540.00        150.00        390.00        0.00         0.00
SAN DIEGO COUNTY REGIONAL               0000007410           5       23,978.64     23,978.64          0.00        0.00         0.00
SAN FRANCISCO INTERNATIONAL AIRPORT     0000000197           1       37,728.00     37,728.00          0.00        0.00         0.00
SATAIR INC                              0000001510           4        2,406.00      2,406.00          0.00        0.00         0.00
SATCO INC                               0000007544           1         -496.65       -496.65          0.00        0.00         0.00
SBC                                     0000007464          24        4,897.42      4,897.42          0.00        0.00         0.00
SBI AND COMPANY INC                     0000007442           2       39,142.50     39,142.50          0.00        0.00         0.00
SCIS AIR SECURITY CORPORATION           0000006667           6        1,866.50      1,866.50          0.00        0.00         0.00
SEA TAC MANAGERS ASSOC                  0000001512           1          225.12          0.00          0.00        0.00       225.12
SEATAC FUEL FACILITIES LLC              0000007063           1        5,054.13      5,054.13          0.00        0.00         0.00
SENETICS                                0000003014           1          187.50          0.00          0.00        0.00       187.50
SERVICE PERFORMANCE CORP                0000006440           2        8,077.14      4,038.57      4,038.57        0.00         0.00
SERVISAIR USA INC                       0000007529           1        1,351.25      1,351.25          0.00        0.00         0.00
SHASTA LINEN SUPPLY                     0000007013           2          224.51        224.51          0.00        0.00         0.00
SHERATON GATEWAY HOTEL HWN              0000001524           2          270.36        270.36          0.00        0.00         0.00

                                                                                                               Database: EPPROD






-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 10
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total         0-29          30-59       60-89        90+
----------------------------------      ----------      ------     -----------    ----------     ---------   ---------  -----------


SHRED IT                                0000004483           1           20.00         20.00          0.00        0.00         0.00
SIDESTEP INC                            0000006347           1          624.00        624.00          0.00        0.00         0.00
SILVER AIRPORT COURIER CO               0000006043           1          923.00          0.00          0.00        0.00       923.00
SKY CHEFS INC                           0000001533          48     -118,163.02     47,290.53     -3,007.14   -7,400.80  -155,045.61
SOBEL WESTEX HAWAII                     0000005606           5        2,456.23      2,456.23          0.00        0.00         0.00
SPECTRA-TONE PAINT OF HAWAII INC        0000005041           2           69.50         69.50          0.00        0.00         0.00
SPRINT                                  0000000950           4       12,932.83     12,932.83          0.00        0.00         0.00
STANDARD PARKING                        0000007755           1           40.00         40.00          0.00        0.00         0.00
STANDARD REGISTER CO                    0000000763           7       31,586.67     30,819.98          0.00        0.00       766.69
STANDARD SHEETMETAL & MECHANICAL INC    0000005701           5        2,468.00      2,468.00          0.00        0.00         0.00
STARR SEIGLE MCCOMBS                    0000002389          84       33,225.03     33,225.03          0.00        0.00         0.00
STATE OF HAWAII                         0000000242           9        4,250.85      4,250.85          0.00        0.00         0.00
STATE OF NEVADA                         0000000425           1        5,185.60      5,185.60          0.00        0.00         0.00
STATE TIRE & REPAIR INC                 0000000731           3        1,547.81      1,547.81          0.00        0.00         0.00
STERLING COURIER SYSTEMS INC            0000001550           2        3,716.50      3,716.50          0.00        0.00         0.00
STRATACOM                               0000006146           2       10,800.86        482.18          0.00   10,318.68         0.00
SUCCESS ADVERTISING                     0000006703           1          686.17        686.17          0.00        0.00         0.00
SUKEKANE CRAIG                          0000006737           1       10,416.66     10,416.66          0.00        0.00         0.00
SUMMERVILLE CARSON C                    0000007802           1        3,905.52      3,905.52          0.00        0.00         0.00
SUNSHINE CABS OF MAUI                   0000003257           2          882.00        882.00          0.00        0.00         0.00
SUPERSHUTTLE LOS ANGELES INC            0000004484           2           86.00         86.00          0.00        0.00         0.00
SURTEC INC                              0000000905           1          825.00        825.00          0.00        0.00         0.00
SUTTER HOME WINERY                      0000001557           1        1,575.00      1,575.00          0.00        0.00         0.00
SWISSPORT USA INC                       0000005533           3        4,483.64      4,483.64          0.00        0.00         0.00
T MOBILE                                0000007193           2          195.44        195.44          0.00        0.00         0.00
TARPY TAILORS INC                       0000000801           1          925.00        925.00          0.00        0.00         0.00
TERMINIX INTERNATIONAL CO LP            0000001109           1        1,169.64      1,169.64          0.00        0.00         0.00
THE BOEING COMPANY                      0000002318         164      104,634.64     93,808.69      4,390.43       72.80     6,362.72
TIME WARNER TELECOM                     0000006284           1          401.67        401.67          0.00        0.00         0.00
TOLEDO SCALE HAWAII                     0000001574           1          411.43        411.43          0.00        0.00         0.00
TQ TRADEX LTD                           4000001877           1        1,837.50      1,837.50          0.00        0.00         0.00
TRANS PACIFIC AIR SERVICE CORP          0000005705           8        8,000.00          0.00      1,000.00    1,000.00     6,000.00

                                                                                                     Database: EPPROD





-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 11
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                    I N V O I C E  A M O U N T S
                                                        Nbr of
Vendor Name                              Vendor ID       Invcs         Total        0-29           30-59        60-89        90+
----------------------------------      ----------      -------     ----------   -----------     ---------   -----------  ---------


TRANSMARINE NAVIGATION CORP                0000006314        1            4.97          0.00          4.97        0.00         0.00
TRAVEL TRADING CO                          0000001879        2        7,000.00          0.00      3,500.00    3,500.00         0.00
TRI CLEANERS                               0000001579        1          226.95        226.95          0.00        0.00         0.00
TRIPLE F DISTRIBUTING                      0000004545        9       21,705.10     17,513.60          0.00       72.50     4,119.00
TUCSON LUGGAGE EXPRESS                     0000003521        1           55.00         55.00          0.00        0.00         0.00
UNICORP SYSTEMS INC                        0000006003        1          187.32        187.32          0.00        0.00         0.00
UNISON INDUSTRIES LLC                      0000007723        3           -5.10       -117.00          0.00       -5.10       117.00
UNITED AUTO PARTS INC                      0000001588        1           -9.93         -9.93          0.00        0.00         0.00
UNITED STATES DEPARTMENT OF AGRICULTURE    0000001886        1        4,384.25      4,384.25          0.00        0.00         0.00
UNITED TECHNOLOGIES CORP                   0000000774        1       -1,875.00     -1,875.00          0.00        0.00         0.00
UNIVERSITY OF UTAH MEDICAL CENTER          0000007989        1          960.00        960.00          0.00        0.00         0.00
VECTOR MARKETING                           0000004620        2       31,521.12          0.00     31,521.12        0.00         0.00
VERIZON HAWAII INC                         0000005544       15      107,204.42     30,914.42     24,804.41   32,731.06    18,754.53
VERIZON NETWORK INTEGRATION CORP           0000007042        4        2,980.90      1,506.98          0.00    1,473.92         0.00
VF SOLUTIONS                               0000007155        5         -202.61          0.00          0.00       48.82      -251.43
VICTORY SALVAGE INC                        0000000797        2        1,095.00      1,095.00          0.00        0.00         0.00
VOLCANO ORCHIDS INC                        0000000759       15          906.38        906.38          0.00        0.00         0.00
VOLVO AERO SERVICES LP                     0000006280        1        1,050.00      1,050.00          0.00        0.00         0.00
WALLY'S LIQUOR INC                         0000006636        1        3,486.00      3,486.00          0.00        0.00         0.00
WATER MAN BIG ISLAND                       0000002785        1           48.95         48.95          0.00        0.00         0.00
WAXIE SANITARY SUPPLY                      0000007131        2        2,205.66      2,205.66          0.00        0.00         0.00
WEBER AIRCRAFT INC                         0000004501       23       35,772.14     35,772.14          0.00        0.00         0.00
WENCOR WEST INC                            0000001616       13        1,791.01      1,791.01          0.00        0.00         0.00
WESCO AIRCRAFT HARDWARE CORP               0000000824       15        5,008.00      5,008.00          0.00        0.00         0.00
WESTCOAST GATEWAY HOTEL                    0000000912        4          199.92        199.92          0.00        0.00         0.00
WESTERN STATES MAINTENANCE &               0000000930        1          597.62        597.62          0.00        0.00         0.00
WINGFOOT EXPRESS                           0000005920        1           59.00          0.00          0.00        0.00        59.00
WISE COMPANY                               0000003596        1          609.60        609.60          0.00        0.00         0.00
WORLD SERIVCE WEST                         0000007782        1        1,210.00      1,210.00          0.00        0.00         0.00
XPEDITE SYSTEMS INC                        0000002348        1        7,618.49      7,618.49          0.00        0.00         0.00
XPEDX                                      0000002616        3        6,704.86      6,704.86          0.00        0.00         0.00
YAGOBO CORP                                0000007339        1          133.00        133.00          0.00        0.00         0.00

                                                                                                               Database: EPPROD





-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 12
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                  I N V O I C E  A M O U N T S
                                                     Nbr of
Vendor Name                             Vendor ID     Invcs         Total        0-29          30-59        60-89           90+
----------------------------------     ----------    -------   ------------  ------------   ----------   -----------  -------------


YELLOW FREIGHT SYSTEM INC              0000000992         1          707.41        707.41         0.00          0.00           0.00
YOUNG SCALE CO                         0000000739         1          415.62          0.00       415.62          0.00           0.00
ZEE MEDICAL SERVICE                    0000001635         4        1,952.57      1,952.57         0.00          0.00           0.00
ZEE MEDICAL SERVICE INC                0000005950         3          233.85        233.85         0.00          0.00           0.00
                Business Unit Total                   1,891    2,168,090.86  3,171,640.50   353,882.95   -166,230.80  -1,191,201.79

                                                                                                                Database: EPPROD



-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 1
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  PR
                                                                                  I N V O I C E  A M O U N T S
                                                       Nbr of
Vendor Name                               Vendor ID     Invcs         Total        0-29          30-59        60-89           90+
----------------------------------       ----------    -------   ------------  ------------   ----------   -----------  -----------

ASSOCIATION OF FLIGHT ATTENDANTS          PR00000007        1      23,244.00     23,244.00          0.00          0.00         0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS   PR00000036        2      57,896.78     57,896.78          0.00          0.00         0.00
WATT HARVEY W & CO                        PR00000104        1       1,230.38      1,230.38          0.00          0.00         0.00
                          Business Unit Total               4      82,371.16     82.371.16          0.00          0.00         0.00

                                                                                                              Database: EPPROD


-----------------------------------------------------------------------------------------------------------------------------------
Report ID: HAL-D013                                 Hawaiian Airlines, Inc.                                    Page No. 1
                                               Payables Aging by Vendor - Summary                              Run Date 01/0912004
                                                  Aged as of December 31, 2003                                 Run Time 1:08:48 PM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  REV
                                                                                I N V O I C E  A M O U N T S
                                               Nbr of
Vendor Name                         Vendor ID   Invcs       Total            0-29          30-59          60-89            90+
----------------------------       ----------  ------  --------------   -------------  -------------  ------------  ---------------


BRAINERD CROW WING
        CTY/WIELAND FLD            BRD              1           -2.92           0.00           0.00          0.00            -2.92
CHERRY CAPITAL AIRPORT             TVC              2            0.00           0.00           0.00          0.00             0.00
MBS INTERNATIONAL AIRPORT          MBS              2            0.00           0.00           0.00          0.00             0.00
PANAMA CITY-BAY COUNTY             PFN              1           -2.92           0.00           0.00          0.00            -2.92
PANDA TRAVEL                       0000000100     286      134,325.98           0.00           0.00          0.00       134,325.98
SAN LUIS VALLEY REGIONAL
        AIRPORT                    ALS              2           -5.84           0.00           0.00          0.00            -5.84
SARASOTA BRADENTON                 SRQ              2           -5.76           0.00           0.00          0.00            -5.76
SAVANNAH INTL AIRPORT              SAV              4           -4.34           0.00           0.00          0.00            -4.34
YAMPA VALLEY AIRPORT               HDN              1           -5.84           0.00           0.00          0.00            -5.84
              Business Unit Total                 301      134,298.36           0.00           0.00          0.00       134,298.36
                      Grand Total              12,898   24,024,352.98   3,254,340.62   1,078,247.55   -125,495.05    19,820,259.86
           Less:  pre-petition HA                      (21,630,196.40)       (328.96)   (721,364.60)   (40,735.75)  (20,867,767.09)
                                                       ---------------  -------------  -------------  ------------  ---------------
                    Post petition                        2,394,156.58   3,254,011.66     353,882.95   (166,230.80)   (1,047,507.23)
                                                       ===============  =============  =============  ============  ===============
                                                                                                             Database: EPPROD


[LOGO OMITTED] Bank of Hawaii                  Statement of Account

Last statement:  November 30, 2003             Account: 0001-028588
This statement:  December 15, 2003             Page 1 of 16
Total days in statement period:  15            Number of Enclosures:  (766)

                                               Direct inquiries to:
                                               888-643-3888
HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                   P.O. BOX 2900
HONOLULU HI 96820                              HONOLULU HI 96846



------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

------------------------------------------------------------------------------



Business Cash Advantage

         Account number                        0001-028588       Beginning balance               $2,728,178.00
         Enclosures                                    766       Total additions                 47,176,873.92
         Low balance                         $2,424,365.00       Total subtractions              46,534,615.92
                                                                                                 -------------
         Average balance                     $2,785,350.97       Ending balance                  $3,370,436.00




CHECKS

         Number              Date                   Amount      Number          Date                    Amount
         --------------------------------------------------     -----------------------------------------------
         183983              12-10                   13.00      188992 *        12-02.                   13.00
         --------------------------------------------------     -----------------------------------------------
         185877 *            12-02                   10.80      189017 *        12-03                   349.10
         --------------------------------------------------     -----------------------------------------------
         186259 *            12-11                  259.20      189029 *        12-02                   118.18
         --------------------------------------------------     -----------------------------------------------
         186377 *            12-09                   50.00      189058 *        12-05                   129.02
         --------------------------------------------------     -----------------------------------------------
         186661 *            12-09                   13.00      189209 *        12-01                   295.20
         --------------------------------------------------     -----------------------------------------------
         186834 *            12-03                  740.09      189234 *        12-08                 1,260.42
         --------------------------------------------------     -----------------------------------------------
         187695 *            12-04                3,500.00      189352 *        12-12                    80.00
         --------------------------------------------------     -----------------------------------------------
         187825 *            12-10                   26.00      189355 *        12-11                   130.00
         --------------------------------------------------     -----------------------------------------------
         187838 *            12-08                  183.80      189404 *        12-08                   226.65
         --------------------------------------------------     -----------------------------------------------
         187902 *            12-02                    5.40      189407 *        12-01                   207.60
         --------------------------------------------------     -----------------------------------------------
         188175 *            12-03                  216.00      189416 *        12-02                   231.00
         --------------------------------------------------     -----------------------------------------------
         188198 *            12-04                  216.00      189417          12-02                 1,633.00
         --------------------------------------------------     -----------------------------------------------
         188201 *            12-08                   72.14      189421 *        12-05                    62.45
         --------------------------------------------------     -----------------------------------------------
         188490 *            12-03                1,185.00      189446 *        12-02                   518.40
         --------------------------------------------------     -----------------------------------------------
         188499 *            12-01                   30.00      189448 *        12-03                   561.60
         --------------------------------------------------     -----------------------------------------------
         188650 *            12-02                  417.46      189449          12-03                   172.80
         --------------------------------------------------     -----------------------------------------------
         188657 *            12-08                  217.92      189451 *        12-05                   648.00
         --------------------------------------------------     -----------------------------------------------
         188690 *            12-02                  115.00      189456 *        12-09                   475.20
         --------------------------------------------------     -----------------------------------------------
         188694 *            12-05                   37.30      189460 *        12-01                   518.40
         --------------------------------------------------     -----------------------------------------------
         188697 *            12-08                   43.20      189463 *        12-03                   172.80
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 2 of 16
December 15, 2003                                                  0001-028588


         Number              Date                   Amount      Number          Date                    Amount
         --------------------------------------------------     -----------------------------------------------
         189476 *            12-08                  115.00      189856          12-09                     5.40
         --------------------------------------------------     -----------------------------------------------
         189480 *            12-08                   13.00      189858 *        12-03                    70.17
         --------------------------------------------------     -----------------------------------------------
         189485 *            12-01                   13.00      189859          12-02                   229.08
         --------------------------------------------------     -----------------------------------------------
         189487 *            12-05                  419.56      189869 *       12-09                    27.95
         --------------------------------------------------     -----------------------------------------------
         189496 *            12-02                1,224.15      189875 *        12-01                 4,026.05
         --------------------------------------------------     -----------------------------------------------
         189536 *            12-02                1,827.00      189876          12-08                   138.00
         --------------------------------------------------     -----------------------------------------------
         189550 *            12-05                  458.94      189884 *        12-03                    74.40
         --------------------------------------------------     -----------------------------------------------
         189584 *            12-09                2,190.00      189890 *        12-01                 1,970.60
         --------------------------------------------------     -----------------------------------------------
         189620 *            12-03                   66.00      189894 *        12-05                   143.83
         --------------------------------------------------     -----------------------------------------------
         189653 *            12-04                2,038.41      189906 *        12-02                   240.00
         --------------------------------------------------     -----------------------------------------------
         189662 *            12-01                  665.20      189907          12-09                    85.60
         --------------------------------------------------     -----------------------------------------------
         189678 *            12-09                   91.00      189908          12-01                   211.87
         --------------------------------------------------     -----------------------------------------------
         189733 *            12-10                  216.00      189909          12-01                   353.48
         --------------------------------------------------     -----------------------------------------------
         189734              12-09                  604.80      189922 *        12-15                    42.15
         --------------------------------------------------     -----------------------------------------------
         189735              12-15                  259.20      189925 *        12-10                   452.42
         --------------------------------------------------     -----------------------------------------------
         189736              12-04                   54.00      189930 *        12-01                 1,125.27
         --------------------------------------------------     -----------------------------------------------
         189738 *            12-04                  432.00      189942 *        12-01                   135.30
         --------------------------------------------------     -----------------------------------------------
         189739              12-04                  432.00      189960 *        12-01                   192.70
         --------------------------------------------------     -----------------------------------------------
         189741 *            12-12                  259.20      189962 *        12-01                    66.90
         --------------------------------------------------     -----------------------------------------------
         189742              12-03                  216.00      189967 *        12-03                 3,675.00
         --------------------------------------------------     -----------------------------------------------
         189743              12-03                  172.80      189981 *        12-02                 1,229.03
         --------------------------------------------------     -----------------------------------------------
         189744              12-04                  216.00      189982          12-01                    16.00
         --------------------------------------------------     -----------------------------------------------
         189747 *            12-10                  216.00      189983          12-02                    45.70
         --------------------------------------------------     -----------------------------------------------
         189749 *            12-10                  216.00      189987 *        12-05                    51.36
         --------------------------------------------------     -----------------------------------------------
         189751 *            12-15                  259.20      189994 *        12-03                   234.50
         --------------------------------------------------     -----------------------------------------------
         189754 *            12-05                  216.00      190004 *        12-01                   655.48
         --------------------------------------------------     -----------------------------------------------
         189756 *            12-09                   43.20      190012          12-05                    50.71
         --------------------------------------------------     -----------------------------------------------
         189758 *            12-09                  216.00      190020          12-05                    64.22
         --------------------------------------------------     -----------------------------------------------
         189759              12-05                  216.00      190025 *        12-03                 2,232.10
         --------------------------------------------------     -----------------------------------------------
         189763 *            12-02                  216.00      190026          12-03                   354.69
         --------------------------------------------------     -----------------------------------------------
         189766 *            12-02                  216.00      190028 *        12-02                 1,901.64
         --------------------------------------------------     -----------------------------------------------
         189767              12-01                  216.00      190033 *        12-04                   168.08
         --------------------------------------------------     -----------------------------------------------
         189769 *            12-15                  216.00      190041 *        12-01                   430.00
         --------------------------------------------------     -----------------------------------------------
         189770              12-01                1,542.81      190042          12-04                 3,750.00
         --------------------------------------------------     -----------------------------------------------
         189773 *            12-08                  138.83      190043          12-01                 1,119.98
         --------------------------------------------------     -----------------------------------------------
         189776 *            12-12               55,889.33      190044          12-01                   391.60
         --------------------------------------------------     ----------------------------------------------
         189784 *            12-01                   54.95      190046 *        12-15                 2,023.20
         --------------------------------------------------     -----------------------------------------------
         189787 *            12-01                3,805.70      190051 *        12-10                   349.69
         --------------------------------------------------     -----------------------------------------------
         189807 *            12-01                  102.99      190056 *        12-01                 1,831.50
         --------------------------------------------------     -----------------------------------------------
         189809 *            12-02                  500.00      190058 *        12-03                    34.00
         --------------------------------------------------     -----------------------------------------------
         189811 *            12-03                1,091.70      190061 *        12-04                   250.00
         --------------------------------------------------     -----------------------------------------------
         189825 *            12-05                   60.00      190065 *        12-08                   695.00
         --------------------------------------------------     -----------------------------------------------
         189835 *            12-05                  433.00      190066          12-01                    30.00
         --------------------------------------------------     -----------------------------------------------
         189836              12-08               63,788.15      190069 *        12-03                 7,740.00
         --------------------------------------------------     -----------------------------------------------
         189842 *            12-08                  169.00      190075 *        12-11                12,455.00
         --------------------------------------------------     -----------------------------------------------
         189846 *            12-10                   25.00      190077 *        12-01                 6,498.00
         --------------------------------------------------     -----------------------------------------------
         189847              12-03                  151.02      190078          12-02                 6,831.60
         --------------------------------------------------     -----------------------------------------------
         189849 *            12-05                   88.02      190115 *        12-02                    43.20
         --------------------------------------------------     -----------------------------------------------
         189850              12-08                   13.00      190116          12-02                   129.60
         --------------------------------------------------     -----------------------------------------------
         189852 *            12-04                2,881.35      190117          12-03                   302.40
         --------------------------------------------------     -----------------------------------------------
         189855 *            12-04                   64.21      190120 *        12-03                 1,450.00
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 3 of 16
December 15, 2003                                                  0001-028588



         Number              Date                   Amount      Number          Date                    Amount
         --------------------------------------------------     -----------------------------------------------
         190123 *            12-01                  210.00      190227          12-01                 7,579.00
         --------------------------------------------------     -----------------------------------------------
         190126 *            12-03                  518.40      190231 *        12-11                    30.86
         --------------------------------------------------     -----------------------------------------------
         190127              12-03                   43.20      190233 *        12-09                    37.32
         --------------------------------------------------     -----------------------------------------------
         190131 *            12-08                   20.00      190235 *        12-05                   238.00
         --------------------------------------------------     -----------------------------------------------
         190132              12-03                2,300.00      190236          12-01                   238.00
         --------------------------------------------------     -----------------------------------------------
         190135 *            12-04                   30.00      190237          12-01                   760.00
         --------------------------------------------------     -----------------------------------------------
         190136              12-01                  839.00      190238          12-01                    57.80
         --------------------------------------------------     -----------------------------------------------
         190137              12-02                  569.63      190239          12-04                     9.00
         --------------------------------------------------     -----------------------------------------------
         190139 *            12-01                  650.00      190240          12-04                   579.90
         --------------------------------------------------     -----------------------------------------------
         190140              12-05                1,877.95      190241          12-04                   110.00
         --------------------------------------------------     -----------------------------------------------
         190142 *            12-01                  300.00      190243 *        12-12                   272.60
         --------------------------------------------------     -----------------------------------------------
         190145 *            12-01                  152.62      190244          12-08                   157.40
         --------------------------------------------------     -----------------------------------------------
         190147 *            12-02                   32.18      190245          12-03                   348.60
         --------------------------------------------------     -----------------------------------------------
         190148              12-09                  350.00      190246          12-03                   551.71
         --------------------------------------------------     -----------------------------------------------
         190152 *            12-08                   42.60      190247          12-04                 3,000.00
         --------------------------------------------------     -----------------------------------------------
         190153              12-03                   99.00      190248          12-04                   377.40
         --------------------------------------------------     -----------------------------------------------
         190154              12-08                   70.00      190249          12-03                   863.80
         --------------------------------------------------     -----------------------------------------------
         190156 *            12-05                   42.00      190250          12-09                    55.00
         --------------------------------------------------     -----------------------------------------------
         190158 *            12-01                  105.00      190251          12-08                    87.10
         --------------------------------------------------     -----------------------------------------------
         190159              12-10                  144.91      190252          12-02                   448.87
         --------------------------------------------------     -----------------------------------------------
         190163 *            12-04                  221.35      190253          12-08                 1,070.00
         --------------------------------------------------     -----------------------------------------------
         190164              12-03                  138.66      190254          12-02                   684.75
         --------------------------------------------------     -----------------------------------------------
         190171 *            12-03               25,924.10      190255          12-02                    21.04
         --------------------------------------------------     -----------------------------------------------
         190173 *            12-01               42,517.52      190256          12-02                   286.74
         --------------------------------------------------     -----------------------------------------------
         190174              12-01                  113.12      190257          12-11                   100.00
         --------------------------------------------------     -----------------------------------------------
         190178 *            12-09                    9.38      190258          12-04                    40.14
         --------------------------------------------------     -----------------------------------------------
         190179              12-02                1,929.60      190259          12-03                   132.40
         --------------------------------------------------     -----------------------------------------------
         190188 *            12-08                   21.40      190260          12-03                   132.40
         --------------------------------------------------     -----------------------------------------------
         190190 *            12-02                  497.55      190261          12-02                   228.42
         --------------------------------------------------     -----------------------------------------------
         190191              12-04                   75.00      190262          12-02                 2,720.00
         --------------------------------------------------     -----------------------------------------------
         190192              12-05                   52.20      190263          12-02                 3,005.40
         --------------------------------------------------     -----------------------------------------------
         190193              12-01                   28.64      190264          12-04                   128.55
         --------------------------------------------------     -----------------------------------------------
         190197 *            12-10                   24.00      190265          12-01                   423.40
         --------------------------------------------------     -----------------------------------------------
         190199 *            12-03                  150.00      190266          12-04                   239.86
         --------------------------------------------------     -----------------------------------------------
         190200              12-02                  724.03      190267          12-15                   830.73
         --------------------------------------------------     -----------------------------------------------
         190201              12-04                1,046.00      190268          12-11                 3,594.43
         --------------------------------------------------     -----------------------------------------------
         190202              12-08                   80.00      190269          12-03                   142.50
         --------------------------------------------------     -----------------------------------------------
         190204 *            12-08                2,562.75      190270          12-05                    88.54
         --------------------------------------------------     -----------------------------------------------
         190205              12-03                   74.57      190271          12-05                    22.92
         --------------------------------------------------     -----------------------------------------------
         190207 *            12-01                  210.00      190272          12-05                 2,038.95
         --------------------------------------------------     -----------------------------------------------
         190209 *            12-08                1,457.50      190274 *        12-09                   175.60
         --------------------------------------------------     -----------------------------------------------
         190211 *            12-12                  400.00      190275          12-02                   630.97
         --------------------------------------------------     -----------------------------------------------
         190212              12-09                7,315.48      190276          12-03                   204.60
         --------------------------------------------------     -----------------------------------------------
         190214 *            12-03                   69.50      190277          12-05                 2,690.94
         --------------------------------------------------     -----------------------------------------------
         190215              12-03                  108.00      190278          12-03                   175.74
         --------------------------------------------------     -----------------------------------------------
         190217 *            12-02                1,038.00      190279          12-02                 1,139.30
         --------------------------------------------------     -----------------------------------------------
         190218              12-01                   55.00      190280          12-04                   137.49
         --------------------------------------------------     -----------------------------------------------
         190219              12-01                  890.00      190281          12-02                 1,875.00
         --------------------------------------------------     -----------------------------------------------
         190221 *            12-10                  300.40      190282          12-09                 1,848.50
         --------------------------------------------------     -----------------------------------------------
         190222              12-01                  168.22      190283          12-04                     9.26
         --------------------------------------------------     -----------------------------------------------
         190226 *            12-02               12,036.00      190284          12-02                 1,311.00
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 4 of 16
December 15, 2003                                                  0001-028588



         Number              Date                   Amount      Number          Date                    Amount
         --------------------------------------------------     -----------------------------------------------
         190285              12-03                1,000.00      190338          12-03                    52.00
         --------------------------------------------------     -----------------------------------------------
         190286              12-04                   75.26      190339          12-10                    32.00
         --------------------------------------------------     -----------------------------------------------
         190287              12-02                  138.81      190340          12-03                   348.36
         --------------------------------------------------     -----------------------------------------------
         190288              12-05                   30.00      190341          12-01                 1,584,36
         --------------------------------------------------     -----------------------------------------------
         190289              12-05                1,633.00      190342          12-03                   670.00
         --------------------------------------------------     -----------------------------------------------
         190290              12-03                  182.06      190343          12-03                 1,550.00
         --------------------------------------------------     -----------------------------------------------
         190291              12-09                   44.00      190344          12-12                 2,413.32
         --------------------------------------------------     -----------------------------------------------
         190292              12-04                1,205.33      190345          12-04                 3,289.37
         --------------------------------------------------     -----------------------------------------------
         190293              12-02                4,900.00      190346          12-02                   160.94
         --------------------------------------------------     -----------------------------------------------
         190294              12-02                  525.10      190347          12-05                 2,084.50
         --------------------------------------------------     -----------------------------------------------
         190295              12-03                  186.24      190348          12-03                   424.00
         --------------------------------------------------     -----------------------------------------------
         190296              12-08                2,876.00      190349          12-02                    51.77
         --------------------------------------------------     -----------------------------------------------
         190297              12-02                   18.42      190350          12-05                 2,970.00
         --------------------------------------------------     -----------------------------------------------
         190298              12-08                   88.66      190352 "        12-02                   246.64
         --------------------------------------------------     -----------------------------------------------
         190299              12-02                   59.64      190353          12-04                   404.41
         --------------------------------------------------     -----------------------------------------------
         190300              12-02                   53.98      190354          12-03                    20.00
         --------------------------------------------------     -----------------------------------------------
         190301              12-01                  318.95      190355          12-04                    67.77
         --------------------------------------------------     -----------------------------------------------
         190302              12-15                1,236.59      190356          12-02                   720.12
         --------------------------------------------------     -----------------------------------------------
         190303              12-04                  324.13      190358 *        12-15                   857.33
         --------------------------------------------------     -----------------------------------------------
         190304              12-04                  212.72      190359          12-02                   137.49
         --------------------------------------------------     -----------------------------------------------
         190305              12-02                  702.60      190360          12-03                 1,104.17
         --------------------------------------------------     -----------------------------------------------
         190306              12-02                  246.11      190361          12-02                   318.75
         --------------------------------------------------     -----------------------------------------------
         190307              12-03                2,614.75      190362          12-03                   565.00
         --------------------------------------------------     -----------------------------------------------
         190308              12-02                   31.53      190363          12-03                   400.00
         --------------------------------------------------     -----------------------------------------------
         190309              12-03                  817.80      190364          12-08                   670.17
         --------------------------------------------------     -----------------------------------------------
         190310              12-03                  283.00      190365          12-10                 2,570.00
         --------------------------------------------------     -----------------------------------------------
         190311              12-01                  327.08      190366          12-03                 1,932.45
         --------------------------------------------------     -----------------------------------------------
         190312              12-03                  815.06      190367          12-03                   338.90
         --------------------------------------------------     -----------------------------------------------
         190313              12-10                   50.00      190368          12-03                     4.35
         --------------------------------------------------     -----------------------------------------------
         190314              12-02                  820.96      190369          12-03                   312.48
         --------------------------------------------------     -----------------------------------------------
         190315              12-03                  416.00      190370          12-08                   182.29
         --------------------------------------------------     -----------------------------------------------
         190316              12-02                  144.56      190371          12-12                 1,169.50
         --------------------------------------------------     -----------------------------------------------
         190317              12-02                1,474.00      190373 *        12-04                   297.44
         --------------------------------------------------     -----------------------------------------------
         190318              12-15                  255.06      190374          12-01                   447.91
         --------------------------------------------------     -----------------------------------------------
         190319              12-01                   63.12      190375          12-04                 2,000.00
         --------------------------------------------------     -----------------------------------------------
         190320              12-02                   61.05      190376          12-02                 1,406.24
         --------------------------------------------------     -----------------------------------------------
         190321              12-02                1,105.45      190377          12-04                   100.00
         --------------------------------------------------     -----------------------------------------------
         190323 *            12-15                2,871.86      190378          12-05                   637.14
         --------------------------------------------------     -----------------------------------------------
         190324              12-04                  917.23      190379          12-05                   114.40
         --------------------------------------------------     -----------------------------------------------
         190325              12-05                  169.27      190380          12-05                 2,223.80
         --------------------------------------------------     -----------------------------------------------
         190326              12-04                2,421.24      190381          12-04                 1,113.11
         --------------------------------------------------     -----------------------------------------------
         190327              12-03                2,860.00      190382          12-04                   440.00
         --------------------------------------------------     -----------------------------------------------
         190329 *            12-02                  247.50      190383          12-02                   674.56
         --------------------------------------------------     -----------------------------------------------
         190330              12-02                3,349.70      190384          12-08                   819.00
         --------------------------------------------------     -----------------------------------------------
         190331              12-03                  381.64      190385          12-02                   909.16
         --------------------------------------------------     -----------------------------------------------
         190332              12-03                3,608.34      190386          12-03                 1,564.15
         --------------------------------------------------     -----------------------------------------------
         190333              12-08                3,604.28      190387          12-02                   397.50
         --------------------------------------------------     -----------------------------------------------
         190334              12-08                3,090.73      190388          12-04                   900.00
         --------------------------------------------------     -----------------------------------------------
         190335              12-02                  393.88      190389          12-05                    67.32
         --------------------------------------------------     -----------------------------------------------
         190336              12-08                   88.30      190390          12-03                   542.00
         --------------------------------------------------     -----------------------------------------------
         190337              12-04                  528.52      190391          12-10                 1,773.64
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 5 of 16
December 15, 2003                                                  0001-028588



         Number              Date                   Amount      Number          Date                    Amount
         --------------------------------------------------     -----------------------------------------------
         190393 *            12-12                4,887.07      190455          12-05                12,136.66
         --------------------------------------------------     -----------------------------------------------
         190394              12-08                1,327.84      190456          12-05                 5,893.00
         --------------------------------------------------     -----------------------------------------------
         190395              12-04                   77.33      190457          12-02                13,538.53
         --------------------------------------------------     -----------------------------------------------
         190396              12-02                2,948.97      190459 *        12-03                 5,668.84
         --------------------------------------------------     -----------------------------------------------
         190397              12-10                  656.25      190460          12-11                10,548.00
         --------------------------------------------------     -----------------------------------------------
         190398              12-05                  154.65      190461          12-02                37,843.04
         --------------------------------------------------     -----------------------------------------------
         190399              12-11                3,603.58      190462          12-03                 9,778.83
         --------------------------------------------------     -----------------------------------------------
         190400              12-02                  198.58      190463          12-05                17,360.00
         --------------------------------------------------     -----------------------------------------------
         190401              12-03                1,442.81      190464          12-04                38,287.57
         --------------------------------------------------     -----------------------------------------------
         190402              12-04                   75.21      190465          12-03                24,665.89
         --------------------------------------------------     -----------------------------------------------
         190403              12-05                  415.00      190466          12-04                13,440.00
         --------------------------------------------------     -----------------------------------------------
         190404              12-02                2,072.23      190467          12-02                 9,647.08
         --------------------------------------------------     -----------------------------------------------
         190405              12-08                  218.00      190468          12-03                25,500.00
         --------------------------------------------------     -----------------------------------------------
         190406              12-10                  389.70      190469          12-08                45,000.00
         --------------------------------------------------     -----------------------------------------------
         190407              12-08                3,000.00      190470          12-04               190,154.12
         --------------------------------------------------     -----------------------------------------------
         190408              12-05                  160.22      190471          12-08                   215.00
         --------------------------------------------------     -----------------------------------------------
         190409              12-08                  765.41      190472          12-04                    72.98
         --------------------------------------------------     -----------------------------------------------
         190470              12-02                  276.14      190473          12-15                   606.58
         --------------------------------------------------     -----------------------------------------------
         190411              12-15                   42.15      190474          12-09               659,753.92
         --------------------------------------------------     -----------------------------------------------
         190412              12-15                1,100.00      190475          12-09                   591.80
         --------------------------------------------------     -----------------------------------------------
         190414 *            12-03                  198.25      190476          12-04                   181.70
         --------------------------------------------------     -----------------------------------------------
         190415              12-02                   74.75      190477          12-02                    49.56
         --------------------------------------------------     -----------------------------------------------
         190416              12-11                   53.99      190478          12-02                 1,720.00
         --------------------------------------------------     -----------------------------------------------
         190417              12-04                   29.95      190479          12-03                    75.62
         --------------------------------------------------     -----------------------------------------------
         190418              12-05                  456.21      190480          12-09                77,733.55
         --------------------------------------------------     -----------------------------------------------
         190419              12-08                3,063.52      190481          12-09                67,706.55
         --------------------------------------------------     -----------------------------------------------
         190420              12-03                1,200.00      190482          12-11                   170.58
         --------------------------------------------------     -----------------------------------------------
         190421              12-03                1,497.60      190483          12-05                 3,141.00
         --------------------------------------------------     -----------------------------------------------
         190422              12-08                   19.00      190485 *        12-04                 3,219.85
         --------------------------------------------------     -----------------------------------------------
         190423              12-02                2,461.86      190489 *        12-12                 3,500.00
         --------------------------------------------------     -----------------------------------------------
         190424              12-04                2,787.88      190490          12-04                 3,370.80
         --------------------------------------------------     -----------------------------------------------
         190425              12-11                2,737.50      190491          12-03                22,620.00
         --------------------------------------------------     -----------------------------------------------
         190426              12-09                1,000.00      190493 *        12-09                43,037.16
         --------------------------------------------------     -----------------------------------------------
         190427              12-02               12,453.57      190494          12-11                   938.39
         --------------------------------------------------     -----------------------------------------------
         190428              12-05               38,985.60      190496 *        12-10                   115.00
         --------------------------------------------------     -----------------------------------------------
         190429              12-04               15,480.00      190499 *        12-03                   231.00
         --------------------------------------------------     -----------------------------------------------
         190430              12-02               11,149.76      190500          12-03                    83.40
         --------------------------------------------------     -----------------------------------------------
         190432 *            12-08               10,000.00      190501          12-05                   440.95
         --------------------------------------------------     -----------------------------------------------
         190433              12-08               55,351.58      190502          12-09                   807.07
         --------------------------------------------------     -----------------------------------------------
         190434              12-02                6,684.40      190503          12-08                    29.40
         --------------------------------------------------     -----------------------------------------------
         190435              12-04               18,288.03      190504          12-08                    22.44
         --------------------------------------------------     -----------------------------------------------
         190436              12-02               22,694.90      190505          12-04                    15.97
         --------------------------------------------------     -----------------------------------------------
         190437              12-02              622,407.05      190506          12-05                   550.00
         --------------------------------------------------     -----------------------------------------------
         190438              12-03                5,282.52      190507          12-05                    50.00
         --------------------------------------------------     -----------------------------------------------
         190441 *            12-02               30,759.55      190508          12-02                 1,360.00
         --------------------------------------------------     -----------------------------------------------
         190442              12-04               10,096.96      190509          12-08                    50.50
         --------------------------------------------------     -----------------------------------------------
         190443              12-03               10,394.00      190510          12-12                   595.83
         --------------------------------------------------     -----------------------------------------------
         190444              12-03               73,673.83      190511          12-08                   285.85
         --------------------------------------------------     -----------------------------------------------
         190447 *            12-01               26,836.85      190513 *        12-02                 1,207.00
         --------------------------------------------------     -----------------------------------------------
         190453 *            12-01                5,188.00      190516 *        12-08                     4.33
         --------------------------------------------------     -----------------------------------------------
         190454              12-02               33,605.27      190518 *        12-05                   356.90
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 6 of 16
December 15, 2003                                                  0001-028588


         Number              Date                   Amount      Number           Date                    Amount
         --------------------------------------------------     ------------------------------------------------
         190520 *            12-04                  105.80      190590          12-08                   759.64
         --------------------------------------------------     -----------------------------------------------
         190522 *            12-12                  120.00      190591          12-09                   371.66
         --------------------------------------------------     -----------------------------------------------
         190523              12-09                  229.17      190592          12-10                    50.00
         --------------------------------------------------     -----------------------------------------------
         190524              12-08                1,650.00      190593          12-11                    86.94
         --------------------------------------------------     -----------------------------------------------
         190525              12-05                1,400.00      190594          12-10                    13.38
         --------------------------------------------------     -----------------------------------------------
         190526              12-10                1,777.26      190595          12-12                 3,870.00
         --------------------------------------------------     -----------------------------------------------
         190528 *            12-15                   21.33      190596          12-09                   131.25
         --------------------------------------------------     -----------------------------------------------
         190530 *            12-09                  150.00      190597          12-10                   165.25
         --------------------------------------------------     -----------------------------------------------
         190531              12-10                  762.11      190598          12-12                   348.01
         --------------------------------------------------     -----------------------------------------------
         190533 *            12-05                  560.00      190599          12-09                   179.30
         --------------------------------------------------     -----------------------------------------------
         190534              12-05                1,439.11      190600          12-11                    21.57
         --------------------------------------------------     -----------------------------------------------
         190535              12-11                  103.00      190601          12-08                    41.23
         --------------------------------------------------     -----------------------------------------------
         190537 *            12-10                  274.07      190602          12-12                    69.00
         --------------------------------------------------     -----------------------------------------------
         190540 *            12-09                  350.00      190603          12-10                   580.73
         --------------------------------------------------     -----------------------------------------------
         190541              12-03                1,135.83      190604          12-09                    79.17
         --------------------------------------------------     -----------------------------------------------
         190542              12-15                1,709.79      190605          12-10                 1,435.41
         --------------------------------------------------     -----------------------------------------------
         190543              12-11                  155.00      190606          12-09                   120.99
         --------------------------------------------------     -----------------------------------------------
         190544              12-10                  265.29      190607          12-10                   470.42
         --------------------------------------------------     -----------------------------------------------
         190545              12-10                3,690.00      190608          12-09                 2,653.67
         --------------------------------------------------     -----------------------------------------------
         190546              12-10                5,579.91      190609          12-15                   186.65
         --------------------------------------------------     -----------------------------------------------
         190547              12-09                6,045.00      190610          12-09                   958.71
         --------------------------------------------------     -----------------------------------------------
         190548              12-08                  438.45      190612 *        12-09                    14.30
         --------------------------------------------------     -----------------------------------------------
         190550 *            12-09                  144.69      190613          12-11                    85.52
         --------------------------------------------------     -----------------------------------------------
         190553 *            12-12                   50.00      190615 *        12-10                    43.92
         --------------------------------------------------     -----------------------------------------------
         190558 *            12-08                  678.29      190616          12-15                 5,000.00
         --------------------------------------------------     -----------------------------------------------
         190559              12-04                1,114.53      190617          12-09                    12.30
         --------------------------------------------------     -----------------------------------------------
         190560              12-05               15,209.20      190619 *        12-11                    85.17
         --------------------------------------------------     -----------------------------------------------
         190561              12-10              803,077.00      190620          12-10                   268.60
         --------------------------------------------------     -----------------------------------------------
         190562              12-12                   32.40      190621          12-09                 3,649.35
         --------------------------------------------------     -----------------------------------------------
         190563              12-09                  750.00      190622          12-11                   573.37
         --------------------------------------------------     -----------------------------------------------
         190565 *            12-09                  604.80      190625 *        12-10                 2,156.00
         --------------------------------------------------     -----------------------------------------------
         190567 *            12-10                  460.70      190627 *        12-09                   468.74
         --------------------------------------------------     -----------------------------------------------
         190568              12-08                  445.00      190629 *        12-10                    75.75
         --------------------------------------------------     -----------------------------------------------
         190569              12-05                  228.90      190630          12-15                 2,876.00
         --------------------------------------------------     -----------------------------------------------
         190570              12-09                1,082.70      190631          12-09                   299.94
         --------------------------------------------------     -----------------------------------------------
         190571              12-05                3,827.88      190632          12-10                   636.81
         --------------------------------------------------     -----------------------------------------------
         190572              12-12                  178.00      190633          12-09                   359.99
         --------------------------------------------------     -----------------------------------------------
         190573              12-10                  160.80      190634          12-08                   429.60
         --------------------------------------------------     -----------------------------------------------
         190574              12-08                4,950.00      190635          12-15                    93.99
         --------------------------------------------------     -----------------------------------------------
         190575              12-11                  361.44      190636          12-11                   201.77
         --------------------------------------------------     -----------------------------------------------
         190577 *            12-10                3,055.00      190637          12-15                     7.88
         --------------------------------------------------     -----------------------------------------------
         190578              12-12                5,966.00      190638          12-08                   639.70
         --------------------------------------------------     -----------------------------------------------
         190579              12-09                9,472.00      190639          12-11                   268.09
         --------------------------------------------------     -----------------------------------------------
         190580              12-11               10,000.00      190640          12-10                    91.00
         --------------------------------------------------     -----------------------------------------------
         190583 *            12-08                3,458.77      190641          12-11                   149.00
         --------------------------------------------------     -----------------------------------------------
         190584              12-10                   87.98      190642          12-09                   180.46
         --------------------------------------------------     -----------------------------------------------
         190585              12-09                  897.74      190643          12-12                   400.00
         --------------------------------------------------     -----------------------------------------------
         190586              12-08                   71.82      190644          12-09                    69.83
         --------------------------------------------------     -----------------------------------------------
         190587              12-11                1,287.75      190645          12-09                   310.20
         --------------------------------------------------     -----------------------------------------------
         190588              12-12                2,769.80      190646          12-12                   407.53
         --------------------------------------------------     -----------------------------------------------
         190589              12-09                  924.50      190647          12-09                     4.45
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 7 of 16
December 15, 2003                                                  0001-028588


         Number              Date                   Amount      Number          Date                     Amount
         --------------------------------------------------     ------------------------------------------------
         190648              12-15                3,274.60      190701          12-09                 2,764.38
         --------------------------------------------------     -----------------------------------------------
         190649              12-11                   57.29      190702          12-15                   175.79
         --------------------------------------------------     -----------------------------------------------
         190650              12-10                  581.30      190703          12-08                 1,499.99
         --------------------------------------------------     -----------------------------------------------
         190651              12-15                  589.60      190704          12-15                 1,169.50
         --------------------------------------------------     -----------------------------------------------
         190652              12-15                   44.48      190705          12-09                   353.76
         --------------------------------------------------     -----------------------------------------------
         190653              12-09                  859.11      190706          12-15                   152.60
         --------------------------------------------------     -----------------------------------------------
         190654              12-10                1,255.55      190708 *        12-11                   498.00
         --------------------------------------------------     -----------------------------------------------
         190655              12-15                  145.83      190709          12-12                    24.48
         --------------------------------------------------     -----------------------------------------------
         190656              12-11                  204.75      190711 *        12-10                 2,313.57
         --------------------------------------------------     -----------------------------------------------
         190657              12-10                3,196.88      190712          12-12                   962.73
         --------------------------------------------------     -----------------------------------------------
         190658              12-15                  325.00      190713          12-15                   623.54
         --------------------------------------------------     -----------------------------------------------
         190659              12-10                  918.00      190714          12-10                   591.01
         --------------------------------------------------     -----------------------------------------------
         190660              12-09                  247.50      190715          12-10                 1,886.53
         --------------------------------------------------     -----------------------------------------------
         190661              12-11                4,498.15      190716          12-09                   795.00
         --------------------------------------------------     -----------------------------------------------
         190662              12-12                  520.00      190717          12-10                   156.02
         --------------------------------------------------     -----------------------------------------------
         190663              12-11                  330.74      190718          12-15                    16.50
         --------------------------------------------------     -----------------------------------------------
         190664              12-11                3,771.69      190720 *        12-10                 2,064.10
         --------------------------------------------------     -----------------------------------------------
         190665              12-09                   21.31      190721          12-10                   598.95
         --------------------------------------------------     -----------------------------------------------
         190666              12-09                  618.71      190723 *        12-11                   339.07
         --------------------------------------------------     -----------------------------------------------
         190667              12-09                2,633.41      190724          12-15                   544.00
         --------------------------------------------------     -----------------------------------------------
         190668              12-10                  251.06      190726 *        12-10                   766.24
         --------------------------------------------------     -----------------------------------------------
         190669              12-08                  162.39      190727          12-11                   921.84
         --------------------------------------------------     -----------------------------------------------
         190670              12-09                  290.27      190728          12-12                    17.00
         --------------------------------------------------     -----------------------------------------------
         190671              12-11                2,571.00      190729          12-10                 1,693.50
         --------------------------------------------------     -----------------------------------------------
         190672              12-15                  226.06      190730          12-09                 1,193.30
         --------------------------------------------------     -----------------------------------------------
         190673              12-12                  247.00      190731          12-11                 3,500.00
         --------------------------------------------------     -----------------------------------------------
         190674              12-08                  141.46      190732          12-09                   108.33
         --------------------------------------------------     -----------------------------------------------
         190675              12-11                  830.96      190733          12-09                 3,809.07
         --------------------------------------------------     -----------------------------------------------
         190676              12-15                3,328.00      190735 *        12-11                 1,831.50
         --------------------------------------------------     -----------------------------------------------
         190677              12-12                  703.12      190736          12-11                   550.00
         --------------------------------------------------     -----------------------------------------------
         190678              12-11                  117.29      190737          12-15                   320.53
         --------------------------------------------------     -----------------------------------------------
         190679              12-09                  364.00      190738          12-09                 9,139.69
         --------------------------------------------------     -----------------------------------------------
         190680              12-09                   96.87      190739          12-11                32,402.90
         --------------------------------------------------     -----------------------------------------------
         190681              12-09                   18.37      190740          12-10                37,774.18
         --------------------------------------------------     -----------------------------------------------
         190682              12-09                  126.66      190741          12-11                18,317.05
         --------------------------------------------------     -----------------------------------------------
         190683              12-09                  395.83      190742          12-09                14,692.73
         --------------------------------------------------     -----------------------------------------------
         190684              12-15                1,102.69      190743          12-11                11,335.00
         --------------------------------------------------     -----------------------------------------------
         190685              12-15                4,378.73      190744          12-10                 9,946.87
         --------------------------------------------------     -----------------------------------------------
         190686              12-09                   37.24      190745          12-12                16,010.97
         --------------------------------------------------     -----------------------------------------------
         190687              12-11                  412.51      190746          12-09                 6,278.40
         --------------------------------------------------     -----------------------------------------------
         190688              12-10                1,250.00      190747          12-09                 6,840.00
         --------------------------------------------------     -----------------------------------------------
         190690 *            12-11                  671.31      190748          12-15                13,290.00
         --------------------------------------------------     -----------------------------------------------
         190691              12-11                  975.69      190749          12-15                 7,194.00
         --------------------------------------------------     -----------------------------------------------
         190693 *            12-10                  418.10      190750          12-10                20,000.00
         --------------------------------------------------     -----------------------------------------------
         190694              12-12                   60.00      190751          12-11                15,603.28
         --------------------------------------------------     -----------------------------------------------
         190695              12-08                   88.56      190752          12-10                20,211.88
         --------------------------------------------------     -----------------------------------------------
         190696              12-09                  215.61      190753          12-09                11,353.70
         --------------------------------------------------     -----------------------------------------------
         190697              12-12                  314.98      190754          12-09                60,328.09
         --------------------------------------------------     -----------------------------------------------
         190698              12-10                1,155.00      190755          12-11                 6,333.99
         --------------------------------------------------     -----------------------------------------------
         190699              12-11                  830.00      190756          12-10                11,948.40
         --------------------------------------------------     -----------------------------------------------
         190700              12-12                  194.34      190757          12-10                92,000.36
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 8 of 16
December 15, 2003                                                  0001-028588



         Number              Date                   Amount      Number          Date                     Amount
         --------------------------------------------------     ------------------------------------------------
         190761 *            12-08               17,436.31      190850          12-15                   175.00
         --------------------------------------------------     -----------------------------------------------
         190765 *            12-08               17,385.66      190853 *        12-15                    41.42
         --------------------------------------------------     -----------------------------------------------
         190766              12-15               10,384.25      190855 *        12-09                   213.33
         --------------------------------------------------     -----------------------------------------------
         190767              12-10               32,900.98      190856          12-15                    50.93
         --------------------------------------------------     -----------------------------------------------
         190769 *            12-09               17,852.54      190858 *        12-11                   150.98
         --------------------------------------------------     -----------------------------------------------
         190770              12-08               18,982.10      190859          12-10                   230.00
         --------------------------------------------------     -----------------------------------------------
         190771              12-11                5,529.00      190864 *        12-10                   161.79
         --------------------------------------------------     -----------------------------------------------
         190772              12-15               10,586.00      190866 *        12-12                   297.32
         --------------------------------------------------     -----------------------------------------------
         190773              12-12               63,659.51      190868 *        12-10                   362.69
         --------------------------------------------------     -----------------------------------------------
         190774              12-09                8,991.68      190869          12-10                23,763.88
         --------------------------------------------------     -----------------------------------------------
         190775              12-12                9,511.82      190875 *        12-15                   100.00
         --------------------------------------------------     -----------------------------------------------
         190776              12-10              958,856.00      190876          12-10                   232.67
         --------------------------------------------------     -----------------------------------------------
         190777              12-15                5,850.00      190877          12-12                   301.50
         --------------------------------------------------     -----------------------------------------------
         190779 *            12-15                8,889.80      190878          12-15                 3,123.00
         --------------------------------------------------     -----------------------------------------------
         190780              12-11                5,491.51      190880 *        12-15                 3,520.00
         --------------------------------------------------     -----------------------------------------------
         190781              12-10               10,620.84      190884 *        12-11                   750.00
         --------------------------------------------------     -----------------------------------------------
         190784 *            12-15               27,070.10      190890 *        12-15                32,922.00
         --------------------------------------------------     -----------------------------------------------
         190785              12-09               37,897.20      190893 *        12-15                 1,650.00
         --------------------------------------------------     -----------------------------------------------
         190787 *            12-10              194,837.60      190896 *        12-09                   519.13
         --------------------------------------------------     -----------------------------------------------
         190788              12-11                8,618.84      190897          12-10                   580.00
         --------------------------------------------------     -----------------------------------------------
         190790 *            12-11                5,091.86      190899 *        12-11                   650.00
         --------------------------------------------------     -----------------------------------------------
         190791              12-10              107,452.43      190900          12-15                    15.00
         --------------------------------------------------     -----------------------------------------------
         190792              12-11                   93.75      190902 *        12-15                   479.97
         --------------------------------------------------     -----------------------------------------------
         190793              12-09                1,895.60      190903          12-10                 1,864.83
         --------------------------------------------------     -----------------------------------------------
         190796 *            12-10                3,762.00      190905 *        12-15                 1,707.00
         --------------------------------------------------     -----------------------------------------------
         190797              12-11               11,333.00      190908 *        12-15                   943.50
         --------------------------------------------------     -----------------------------------------------
         190798              12-15               70,963.20      190913          12-15                    20.00
         --------------------------------------------------     -----------------------------------------------
         190799              12-05               13,541.09      190915 *        12-11                   706.00
         --------------------------------------------------     -----------------------------------------------
         190805 *            12-15                  192.00      190917 *        12-12                   737.07
         --------------------------------------------------     -----------------------------------------------
         190806              12-12                  412.00      190920 *        12-12                 1,773.69
         --------------------------------------------------     -----------------------------------------------
         190807              12-15                  330.35      190921          12-15                   452.50
         --------------------------------------------------     -----------------------------------------------
         190810 *            12-12                1,277.60      190922          12-15                   170.25
         --------------------------------------------------     -----------------------------------------------
         190811              12-12                   95.27      190923          12-11                   506.82
         --------------------------------------------------     -----------------------------------------------
         190812              12-11                  671.01      190924          12-15                   230.20
         --------------------------------------------------     -----------------------------------------------
         190816 *            12-11                1,012.84      190925          12-15                 2,547.00
         --------------------------------------------------     -----------------------------------------------
         190817              12-11                    5.00      190926          12-12                 1,008.00
         --------------------------------------------------     -----------------------------------------------
         190818              12-11                  420.00      190927          12-15                   745.31
         --------------------------------------------------     -----------------------------------------------
         190822 *            12-10                   15.00      190930 *        12-15                 3,080.00
         --------------------------------------------------     -----------------------------------------------
         190824 *            12-11                  204.31      190932 *        12-12                11,042.32
         --------------------------------------------------     -----------------------------------------------
         190829 *            12-09                1,238.06      190934 *        12-11               317,069.82
         --------------------------------------------------     -----------------------------------------------
         190832 *            12-10                   95.00      190936 *        12-15                29,386.50
         --------------------------------------------------     -----------------------------------------------
         190833              12-15                  653.87      190941 *        12-12                   540.61
         --------------------------------------------------     -----------------------------------------------
         190834              12-15                  450.69      190963 *        12-15                 6,578.01
         --------------------------------------------------     -----------------------------------------------
         190836 *            12-12                  625.37      190964          12-12               350,800.50
         --------------------------------------------------     -----------------------------------------------
         190837              12-15                  246.50      190971 *        12-15                 3,471.08
         --------------------------------------------------     -----------------------------------------------
         190839 *            12-12                   50.00      190979 *        12-15                   674.47
         --------------------------------------------------     -----------------------------------------------
         190841 *            12-15                  777.25      190985 *        12-15                 1,390.68
         --------------------------------------------------     -----------------------------------------------
         190845 *            12-15                  210.60      190998 *        12-15                    39.36
         --------------------------------------------------     -----------------------------------------------
         190847 *            12-10                  294.86      191028 *        12-15                   361.76
         --------------------------------------------------     -----------------------------------------------
         190848              12-10                  304.00      191033 *        12-15                   457.75
         --------------------------------------------------     -----------------------------------------------
         190849              12-15                  150.54      191088 *        12-15                   234.15
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 9 of 16
December 15, 2003                                                  0001-028588



         Number              Date                   Amount      Number          Date                     Amount
         --------------------------------------------------     ------------------------------------------------
         191101 *            12-15                  923.77      191156 *        12-15                   100.00
         --------------------------------------------------     -----------------------------------------------
         191105 *            12-15                4,112.17      191182 *        12-15                 7,350.04
         --------------------------------------------------     -----------------------------------------------
         191108 *            12-15                   72.92      191184 *        12-15                 8,256.63
         --------------------------------------------------     -----------------------------------------------
         191142 *            12-15                1,240.68      191222 *        12-15                    21.29
         --------------------------------------------------     -----------------------------------------------
         191151 *            12-15                  100.00      * Skip in check sequence
         --------------------------------------------------




DEBITS

         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-01               Outgoing Wire Trnsfr                                                  8,000,000.00
                               BOH FUNDS TRANSFER 120103 031201000897701
                               DO 031709
         -------------------------------------------------------------------------------------------------------
         12-01               Outgoing Wire Trnsfr                                                  1,014,591.50
                               BOH FUNDS TRANSFER 120103 031201001353701
                               DO 031752
         -------------------------------------------------------------------------------------------------------
         12-01               Outgoing Wire Trnsfr                                                    375,000.00
                               BOH FUNDS TRANSFER 120103 031201001329701
                               DO 031746
         -------------------------------------------------------------------------------------------------------
         12-01               Outgoing Wire Trnsfr                                                    229,206.65
                               BOH FUNDS TRANSFER 120103 031201001338701
                               DO 031750
         -------------------------------------------------------------------------------------------------------
         12-01               Outgoing Wire Trnsfr                                                     42,022.00
                               BOH FUNDS TRANSFER 120103 031201001337701
                               DO 031749
         -------------------------------------------------------------------------------------------------------
         12-01               Outgoing Wire Trnsfr                                                     23,500.00
                               BOH FUNDS TRANSFER 120103 031201001333701
                               DO 031748
         -------------------------------------------------------------------------------------------------------
         12-01               Outgoing Wire Trnsfr                                                      7,816.70
                               BOH FUNDS TRANSFER 120103 031201001331701
                               DO 031747
         -------------------------------------------------------------------------------------------------------
         12-01               Outgoing Wire Trnsfr                                                      4,720.00
                               BOH FUNDS TRANSFER 120103 031201001343701
                               DO 031751
         -------------------------------------------------------------------------------------------------------
         12-01               Automatic Transfer                                                       29,904.90
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-01               Automatic Transfer                                                          735.26
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-01               Automatic Transfer                                                       89,884.96
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-01               Automatic Transfer                                                        3,892.01
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-02               Outgoing Wire Trnsfr                                                      2,048.63
                               BOH FUNDS TRANSFER 120203 031202000721701
                               DO 031772
         -------------------------------------------------------------------------------------------------------
         12-02               ACH Debit                                                               132,492.15
                               BP WEST COAST PR EFT DEBIT 335441619014099


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 10 of 16
December 15, 2003                                                  0001-028588


         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-02               Automatic Transfer                                                       12,844.20
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-02               Automatic Transfer                                                        1,073.12
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-02               Automatic Transfer                                                      838,366.08
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-02               Automatic Transfer                                                       36,591.19
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-02               Automatic Transfer                                                        2,976.51
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-03 x             Debit Memo                                                                    6.37
         -------------------------------------------------------------------------------------------------------
         12-03               Outgoing Wire Trnsfr                                                    375,000.00
                               BOH FUNDS TRANSFER 120303 031203000604701
                               DO 031821
         -------------------------------------------------------------------------------------------------------
         12-03               Outgoing Wire Trnsfr                                                    320,000.00
                               BOH FUNDS TRANSFER 120303 031203000606701
                               DO 031822
         -------------------------------------------------------------------------------------------------------
         12-03               Outgoing Wire Trnsfr                                                    263,861.97
                               BOH FUNDS TRANSFER 120303 031203000613701
                               IN 009454
         -------------------------------------------------------------------------------------------------------
         12-03               Outgoing Wire Trnsfr                                                     32,813.11
                               BOH FUNDS TRANSFER 120303 031203000609701
                               DO 031823
         -------------------------------------------------------------------------------------------------------
         12-03               ACH Debit                                                             3,657,804.10
                               HAWAIIAN AIR PAYROLL 031203 -SETT-B HAWNAIR
         -------------------------------------------------------------------------------------------------------
         12-03               Automatic Transfer                                                       17,381.80
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-03               Automatic Transfer                                                        2,972.08
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-03               Automatic Transfer                                                      130,070.98
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-03               Automatic Transfer                                                          848.11
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-04               Outgoing Wire Trnsfr                                                     19,600.00
                               BOH FUNDS TRANSFER 120403 031204000854701
                               108 35589
         -------------------------------------------------------------------------------------------------------
         12-04               Outgoing Wire Trnsfr                                                    249,659.74
                               BOH FUNDS TRANSFER 120403 031204000776701
                               DO 031870
         -------------------------------------------------------------------------------------------------------
         12-04               Outgoing Wire Trnsfr                                                     30,500.00
                               BOH FUNDS TRANSFER 120403 031204000775701
                               DO 031869


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 11 of 16
December 15, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-04               ACH Debit                                                                18,525.74
                               BP WEST COAST PR EFT DEBIT 337442019013399
         -------------------------------------------------------------------------------------------------------
         12-04               Automatic Transfer                                                       11,926.16
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-04               Automatic Transfer                                                        1,427.70
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-04               Automatic Transfer                                                    1,162,633.35
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-04               Automatic Transfer                                                       64,025.26
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-04               Automatic Transfer                                                          170.19
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-04               Outgoing Wire Trnsfr                                                     13,714.40
                               BOH FUNDS TRANSFER 120503 031205001432701
                               108-13488
         -------------------------------------------------------------------------------------------------------
         12-05               Outgoing Wire Trnsfr                                                      2,021.14
                               BOH FUNDS TRANSFER 120503 031205001691701
                               108-13489
         -------------------------------------------------------------------------------------------------------
         12-05               Outgoing Wire Trnsfr                                                    375,000.00
                               BOH FUNDS TRANSFER 120503 031205000752701
                               DO 031924
         -------------------------------------------------------------------------------------------------------
         12-05               Outgoing Wire Trnsfr                                                    327,105.33
                               BOH FUNDS TRANSFER 120503 031205000748701
                               DO 031922
         -------------------------------------------------------------------------------------------------------
         12-05               Outgoing Wire Trnsfr                                                    250,000.00
                               BOH FUNDS TRANSFER 120503 031205000746701
                               DO 031921
         -------------------------------------------------------------------------------------------------------
         12-05               Outgoing Wire Trnsfr                                                     72,779.12
                               BOH FUNDS TRANSFER 120503 031205000749701
                               DO 031923
         -------------------------------------------------------------------------------------------------------
         12-05               Outgoing Wire Trnsfr                                                     38,531.16
                               BOH FUNDS TRANSFER 120503 031205000653701
                               DO 031920
         -------------------------------------------------------------------------------------------------------
         12-05               ACH Debit                                                             1,652,976.52
                               HAWAIIAN AIRLINE FED TAX 031205 -SETT-BOH MAXUS
         -------------------------------------------------------------------------------------------------------
         12-05               ACH Debit                                                                31,994.34
                               BP WEST COAST PR EFT DEBIT 338442118012599
         -------------------------------------------------------------------------------------------------------
         12-06 x             ACH Debit                                                                 6,600.00
                               BBC ACCT XFER TRANSFER
         -------------------------------------------------------------------------------------------------------
         12-05               Automatic Transfer                                                       95,579.24
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-05               Automatic Transfer                                                          603.06
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 12 of 16
December 15, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-05               Automatic Transfer                                                        6,222.58
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-05               Automatic Transfer                                                        2,002.73
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-08               Outgoing Wire Trnsfr                                                    158,762.30
                               BOH FUNDS TRANSFER 120803 031208001442701
                               DO 032015
         -------------------------------------------------------------------------------------------------------
         12-08               Outgoing Wire Trnsfr                                                     22,269.00
                               BOH FUNDS TRANSFER 120803 031208001443701
                               DO 032016
         -------------------------------------------------------------------------------------------------------
         12-08               ACH Debit                                                                37,090.30
                               BP WEST COAST PR EFT DEBIT 339442320013499
         -------------------------------------------------------------------------------------------------------
         12-08               ACH Debit                                                                22,118.36
                               EMPLOYMENT DEVEL EDD EFTPMT 120503 TXP*08817066*01100
                               *031205*T*236373*T*1975463*T*2211836\
         -------------------------------------------------------------------------------------------------------
         12-08               ACH Debit                                                                    96.85
                               Intl Banking Dep TRADE_SVCS 120803 ISB SO81698-PCH004
                               LETTER OF CREDIT
         -------------------------------------------------------------------------------------------------------
         12-08               Automatic Transfer                                                      176,223.30
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-08               Automatic Transfer                                                        5,080.49
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-08               Automatic Transfer                                                    2,537,161.36
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-08               Automatic Transfer                                                       26,084.38
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-08               Automatic Transfer                                                        5,844.04
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-09               Outgoing Wire Trnsfr                                                     44,056.00
                               BOH FUNDS TRANSFER 120903 031209000797701
                               DO 032045
         -------------------------------------------------------------------------------------------------------
         12-09               ACH Debit                                                             1,870,700.82
                               HAWAIIAN AIRLINE TAX PMT 031209 -SETT-BOH MAXUS
         -------------------------------------------------------------------------------------------------------
         12-09               Automatic Transfer                                                      196,421.00
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-09               Automatic Transfer                                                          605.15
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-09               Automatic Transfer                                                          286.14
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 13 of 16
December 15, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-09               Automatic Transfer                                                          246.14
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-10               Outgoing Wire Trnsfr                                                    809,145.48
                               BOH FUNDS TRANSFER 121003 031210000850701
                               DO 032084
         -------------------------------------------------------------------------------------------------------
         12-10               Outgoing Wire Trnsfr                                                    700,000.00
                               BOH FUNDS TRANSFER 121003 031210000853701
                               DO 032086
         -------------------------------------------------------------------------------------------------------
         12-10               Outgoing Wire Trnsfr                                                    278,926.12
                               BOH FUNDS TRANSFER 121003 031210000851701
                               DO 032085
         -------------------------------------------------------------------------------------------------------
         12-10               Outgoing Wire Trnsfr                                                      2,362.68
                               BOH FUNDS TRANSFER 121003 031210000856701
                               DO 032087
         -------------------------------------------------------------------------------------------------------
         12-10 x             ACH Debit                                                                 1,421.88
                               Intl Banking Dep TRADE_SVCS 121003 ISB S082037-PCH001
                               LETTER OF CREDIT
         -------------------------------------------------------------------------------------------------------
         12-10               ACH Debit                                                                   638.00
                               STATE OF COLORAD STATETAX 120903 TXP*37101050020000
                               0*00011*031130*T*0000063800*U*0000000000*U*0000000000*
         -------------------------------------------------------------------------------------------------------
         12-10               Automatic Transfer                                                       77,315.65
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-10               Automatic Transfer                                                        1,093.86
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-10               Automatic Transfer                                                       10,444.81
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-10               Automatic Transfer                                                          577.96
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-11               Outgoing Wire Trnsfr                                                      5,290.00
                               BOH FUNDS TRANSFER 121103 031211001265701
                               108 23866
         -------------------------------------------------------------------------------------------------------
         12-11 x             Debit Memo                                                                    7.76
         -------------------------------------------------------------------------------------------------------
         12-11 x             Debit Memo                                                                    6.47
         -------------------------------------------------------------------------------------------------------
         12-11               Outgoing Wire Trnsfr                                                    121,649.14
                               BOH FUNDS TRANSFER 121103 031211000983701
                               D0 032150
         -------------------------------------------------------------------------------------------------------
         12-11               Outgoing Wire Trnsfr                                                      8,000.00
                               BOH FUNDS TRANSFER 121103 031211000981701
                               DO 032148
         -------------------------------------------------------------------------------------------------------
         12-11               ACH Debit                                                               581,394.96
                               BP WEST COAST PR EFT DEBIT 344441772011899
         -------------------------------------------------------------------------------------------------------
         12-11               Automatic Transfer                                                       39,646.70
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 14 of 16
December 15, 2003                                                  0001-028588


         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-11               Automatic Transfer                                                          910.55
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-11               Automatic Transfer                                                      451,818.23
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-11               Automatic Transfer                                                        5,033.40
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-11               Automatic Transfer                                                          354.95
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-12               Outgoing Wire Trnsfr                                                    750,000.00
                               BOH FUNDS TRANSFER 121203 031212001493701
                               DO 032233
         -------------------------------------------------------------------------------------------------------
         12-12               Outgoing Wire Trnsfr                                                    250,000.00
                               BOH FUNDS TRANSFER 121203 031212001494701
                               DO 032234
         -------------------------------------------------------------------------------------------------------
         12-12               Outgoing Wire Trnsfr                                                    115,119.88
                               BOH FUNDS TRANSFER 121203 031212001495701
                               DO 032235
         -------------------------------------------------------------------------------------------------------
         12-12               Outgoing Wire Trnsfr                                                     10,981.65
                               BOH FUNDS TRANSFER 121203 031212001496701
                               DO 032236
         -------------------------------------------------------------------------------------------------------
         12-12               Outgoing Wire Trnsfr                                                      6,161.70
                               BOH FUNDS TRANSFER 121203 031212001489701
                               DO 032232
         -------------------------------------------------------------------------------------------------------
         12-12               Outgoing Wire Trnsfr                                                      2,293.42
                               BOH FUNDS TRANSFER 121203 031212001487701
                               DO 032231
         -------------------------------------------------------------------------------------------------------
         12-12               ACH Debit                                                                75,966.18
                               BP WEST COAST PR EFT DEBIT 345442720013899
         -------------------------------------------------------------------------------------------------------
         12-12               Automatic Transfer                                                       28,349.17
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-12               Automatic Transfer                                                          589.06
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-12               Automatic Transfer                                                          106.45
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-15               Outgoing Wire Trnsfr                                                     10,480.00
                               BOH FUNDS TRANSFER 121503 031215002103701
                               10845458
         -------------------------------------------------------------------------------------------------------
         12-15               Outgoing Wire Trnsfr                                                    862,633.85
                               BOH FUNDS TRANSFER 121503 031215001432701
                               DO 032272
         -------------------------------------------------------------------------------------------------------
         12-15               Outgoing Wire Trnsfr                                                    267,884,82
                               BOH FUNDS TRANSFER 121503 031215001436701
                               DO 032273


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 15 of 16
December 15, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-15               Outgoing Wire Trnsfr                                                    137,465.86
                               BOH FUNDS TRANSFER 121503 031215001438701
                               DO 032274
         -------------------------------------------------------------------------------------------------------
         12-15               ACH Debit                                                               404,870.01
                               BP WEST COAST PR EFT DEBIT 346440119015499
         -------------------------------------------------------------------------------------------------------
         12-15               Automatic Transfer                                                       31,608.82
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-15               Automatic Transfer                                                        2,946.76
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-15               Automatic Transfer                                                    8,450,032.17
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-15               Automatic Transfer                                                       12,653.37
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-15               Automatic Transfer                                                        1,651.36
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693




CREDITS

         Date                Description                                                              Additions
         -------------------------------------------------------------------------------------------------------
         12-01               Automatic Transfer                                                    2,085,097.99
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-01               Automatic Transfer                                                    8,238,169.16
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-02               Automatic Transfer                                                    1,747,430.30
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-03               Automatic Transfer                                                    1,559,291.34
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-03               Automatic Transfer                                                    3,129,505.70
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-04               Automatic Transfer                                                    1,818,758.55
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-04               ACH Credit                                                                2,255.80
                               HAWAIIAN AIR REVERSAL 031204 -SETT-B HAWNAIR
         -------------------------------------------------------------------------------------------------------
         12-05               Automatic Transfer                                                    1,799,059.99
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-05               Automatic Transfer                                                    1,121,483.07
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 16 of 16
December 15, 2003                                                  0001-028588



         Date                Description                                                              Additions
         -------------------------------------------------------------------------------------------------------
         12-05               ACH Credit                                                                  197.27
                               HAWAIIAN AIR RETURN 031205 -SETT-BOH RETR
         -------------------------------------------------------------------------------------------------------
         12-06               Automatic Transfer                                                            2.26
                               FROM ACCT NO. 0006-000673 FROM CD NO.
                               0000-000001
         -------------------------------------------------------------------------------------------------------
         12-08               Automatic Transfer                                                    3,702,035.25
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-09               Automatic Transfer                                                    2,287,592.83
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-09               Automatic Transfer                                                      893,877.49
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-10               Automatic Transfer                                                    1,353,352.14
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-10               Automatic Transfer                                                    2,684,749.77
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-11               Automatic Transfer                                                    1,755,599.06
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-12               Automatic Transfer                                                      527,011.85
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-12               Automatic Transfer                                                    1,604,498.45
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-15               Automatic Transfer                                                   10,866,905.65
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424




DAILY BALANCES

         Date                      Amount       Date                   Amount       Date                   Amount
         ---------------------------------      ------------------------------      ------------------------------
         11-30               2,728,178.00       12-05            2,424,365,00       12-11            2,649,576.00
         ---------------------------------      ------------------------------      ------------------------------
         12-01               3,113,601.00       12-06            2,424,367.26       12-12            2,996,654.00
         ---------------------------------      ------------------------------      ------------------------------
         12-02               2,955,317.00       12-08            2,862,998.00       12-15            3,370,436.00
         ---------------------------------      ------------------------------      ------------------------------
         12-03               2,583,675.00       12-09            2,845,182.00
         ---------------------------------      ------------------------------
         12-04               2,515,120.00       12-10            2,621,298.00
         ---------------------------------      ------------------------------


[LOGO OMITTED] Bank of Hawaii                  Statement of Account

Last statement:  December 15, 2003             Account: 0001-028588
This statement:  December 31, 2003             Page 1 of 17
Total days in statement period:  16            Number of Enclosures:  (870)

                                               Direct inquiries to:
                                               888-643-3888
HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                   P.O. BOX 2900
HONOLULU HI 96820                              HONOLULU HI 96846


------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

------------------------------------------------------------------------------



Business Cash Advantage

         Account number                        0001-028588       Beginning balance               $3,370,436.00
         Enclosures                                    870       Total additions                 50,200,893.50
         Low balance                         $2,424,365.00       Total subtractions              50,702,064.50
                                                                                                 -------------
         Average balance                     $3,042,632.31       Ending balance                  $2,869,265.00




CHECKS

         Number              Date                   Amount      Number          Date                    Amount
         --------------------------------------------------     -----------------------------------------------
         191558 (12/19)      12-26              162,250.94      189737 *         12-17                  216.00
         --------------------------------------------------     -----------------------------------------------
         190820 (12/8)       12-17                   63.36      189746 *         12-19                  216.00
         --------------------------------------------------     -----------------------------------------------
         181383 *            12-19                  129.60      189753 *         12-23                  259.20
         --------------------------------------------------     -----------------------------------------------
         184647 *            12-23                   69.06      189755 *         12-16                  216.00
         --------------------------------------------------     -----------------------------------------------
         186158 *            12-17                   64.80      189808 *         12-19                   64.52
         --------------------------------------------------     -----------------------------------------------
         187001 *            12-22                  178.43      189857 *         12-16                  208.25
         --------------------------------------------------     -----------------------------------------------
         187780 *            12-22                5,116.30      189905 *         12-22                   49.00
         --------------------------------------------------     -----------------------------------------------
         187783 *            12-24                   71.22      190053 *         12-23                  447.41
         --------------------------------------------------     -----------------------------------------------
         187878 *            12-30                   13.00      190084 *         12-23               46,592.57
         --------------------------------------------------     -----------------------------------------------
         187983 *            12-19                  297.79      190119 *         12-16                   75.00
         --------------------------------------------------     -----------------------------------------------
         188338 *            12-22                1,080.00      190141 *         12-16                  152.82
         --------------------------------------------------     -----------------------------------------------
         188409 *            12-17                1,080.10      190228 *         12-22                   75.00
         --------------------------------------------------     -----------------------------------------------
         188433 *            12-18                  173.20      190230 *         12-19                  393.78
         --------------------------------------------------     -----------------------------------------------
         189028 *            12-31                   13.00      190234 *         12-30                   13.00
         --------------------------------------------------     -----------------------------------------------
         189032 *            12-16                   39.74      190322 *         12-22                  723.92
         --------------------------------------------------     -----------------------------------------------
         189161 *            12-31                1,331.00      190328 *         12-19                4,387.50
         --------------------------------------------------     -----------------------------------------------
         189217 *            12-22                  200.00      190357 *         12-31                  857.33
         --------------------------------------------------     -----------------------------------------------
         189450 *            12-22                  561.60      190372 *         12-18                1,053.97
         --------------------------------------------------     -----------------------------------------------
         189455 *            12-22                  345.60      190413 *         12-26                  368.00
         --------------------------------------------------     -----------------------------------------------
         189477 *            12-19                   32.46      190431 *         12-22               15,159.00
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 2 of 17
December 31, 2003                                                  0001-028588



         Number              Date                   Amount      Number          Date                    Amount
         --------------------------------------------------     -----------------------------------------------
         190439 *            12-18               48,929.96      190801           12-19                2,366.38
         --------------------------------------------------     -----------------------------------------------
         190440              12-19               22,911.49      190802           12-19                  936.00
         --------------------------------------------------     -----------------------------------------------
         190484 *            12-16                  325.00      190803           12-17                   30.00
         --------------------------------------------------     -----------------------------------------------
         190486 *            12-17                1,500.00      190808 *         12-19                   26.00
         --------------------------------------------------     -----------------------------------------------
         190487              12-16                  750.00      190809           12-29                  113.71
         --------------------------------------------------     -----------------------------------------------
         190488              12-17                2,000.00      190813 *         12-17                  955.00
         --------------------------------------------------     -----------------------------------------------
         190492 *            12-30               60,799.09      190814           12-18                  129.60
         --------------------------------------------------     -----------------------------------------------
         190495 *            12-17                   64.00      190815           12-22                1,079.00
         --------------------------------------------------     -----------------------------------------------
         190497 *            12-18                  165.65      190819 *         12-30                   43.20
         --------------------------------------------------     -----------------------------------------------
         190514 *            12-26              154,800.00      190823 *         12-18                    7.70
         --------------------------------------------------     -----------------------------------------------
         190515              12-30              457,461.00      190826 *         12-17                  641.65
         --------------------------------------------------     -----------------------------------------------
         190517 *            12-19                  359.40      190827           12-18                  134.50
         --------------------------------------------------     -----------------------------------------------
         190519 *            12-22                  279.46      190828           12-19                  167.27
         --------------------------------------------------     -----------------------------------------------
         190521 *            12-17                  226.20      190831 *         12-26                  297.07
         --------------------------------------------------     -----------------------------------------------
         190527 *            12-19                    6.91      190835 *         12-16                  338.45
         --------------------------------------------------     -----------------------------------------------
         190529 *            12-19                  916.00      190838 *         12-17                1,550.00
         --------------------------------------------------     -----------------------------------------------
         190532 *            12-16                   96.06      190840 *         12-19                  502.91
         --------------------------------------------------     -----------------------------------------------
         190536 *            12-22                  530.81      190842 *         12-23                  650.00
         --------------------------------------------------     -----------------------------------------------
         190538 *            12-19                  159.25      190844 *         12-30                  116.56
         --------------------------------------------------     -----------------------------------------------
         190539              12-19                  353.69      190846 *         12-17                  450.00
         --------------------------------------------------     -----------------------------------------------
         190549 *            12-19                   25.75      190851 *         12-17                  724.03
         --------------------------------------------------     -----------------------------------------------
         190551 *            12-18                  215.00      190852           12-19                1,230.38
         --------------------------------------------------     -----------------------------------------------
         190554 *            12-23                   65.62      190854 *         12-24                  350.00
         --------------------------------------------------     -----------------------------------------------
         190555              12-23                  547.01      190857 *         12-22                  238.00
         --------------------------------------------------     -----------------------------------------------
         190556              12-16                   40.00      190860 *         12-18                  245.00
         --------------------------------------------------     -----------------------------------------------
         190557              12-19                  395.96      190861           12-18                  144.46
         --------------------------------------------------     -----------------------------------------------
         190566 *            12-17                  731.94      190862           12-17                   48.25
         --------------------------------------------------     -----------------------------------------------
         190576 *            12-19                1,880.20      190863           12-17                  549.25
         --------------------------------------------------     -----------------------------------------------
         190581 *            12-22                2,181.82      190865 *         12-17                  552.92
         --------------------------------------------------     -----------------------------------------------
         190582              12-18                2,216.00      190867 *         12-16                  124.33
         --------------------------------------------------     -----------------------------------------------
         190611 *            12-16                  468.52      190873 *         12-18                   75.00
         --------------------------------------------------     -----------------------------------------------
         190614 *            12-18                4,340.00      190879 *         12-22                  435.94
         --------------------------------------------------     -----------------------------------------------
         190618 *            12-19                1,001.00      190882 *         12-17                3,054.80
         --------------------------------------------------     -----------------------------------------------
         190623 *            12-17                   98.70      190883           12-24                  360.00
         --------------------------------------------------     -----------------------------------------------
         190624              12-29                  420.00      190889 *         12-16               18,549.00
         --------------------------------------------------     -----------------------------------------------
         190628 *            12-22                  576.00      190891 *         12-17                7,154.60
         --------------------------------------------------     -----------------------------------------------
         190689 *            12-16                  146.94      190894 *         12-18                5,285.00
         --------------------------------------------------     -----------------------------------------------
         190692 *            12-24                  240.60      190895           12-31                   60.00
         --------------------------------------------------     -----------------------------------------------
         190707 *            12-18                1,200.00      190901 *         12-30                  318.20
         --------------------------------------------------     -----------------------------------------------
         190710 *            12-19                  387.02      190904 *         12-26                   79.87
         --------------------------------------------------     -----------------------------------------------
         190719 *            12-24                   76.25      190906 *         12-16                1,264.80
         --------------------------------------------------     -----------------------------------------------
         190722 *            12-24                   54.91      190907           12-18                  331.00
         --------------------------------------------------     -----------------------------------------------
         190725 *            12-26                  203.00      190909 *         12-18                  697.20
         --------------------------------------------------     -----------------------------------------------
         190734 *            12-24                  388.57      190910           12-18                   26.00
         --------------------------------------------------     -----------------------------------------------
         190768 *            12-16               36,318.87      190911           12-23                   11.97
         --------------------------------------------------     -----------------------------------------------
         190778 *            12-18               17,912.00      190914 *         12-18                  302.40
         --------------------------------------------------     -----------------------------------------------
         190782 *            12-18                9,215.51      190916 *         12-22                  212.56
         --------------------------------------------------     -----------------------------------------------
         190786 *            12-18               25,148.33      190918 *         12-17                  426.80
         --------------------------------------------------     -----------------------------------------------
         190789 *            12-19               11,878.28      190919           12-16                4,751.84
         --------------------------------------------------     -----------------------------------------------
         190794 *            12-22                   72.60      190928 *         12-17                  492.34
         --------------------------------------------------     -----------------------------------------------
         190800 *            12-16                  666.00      190929           12-17                1,560.00
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 3 of 17
December 31, 2003                                                  0001-028588


         Number              Date                   Amount      Number          Date                    Amount
         --------------------------------------------------     -----------------------------------------------
         190933 *            12-16                6,000.00      190999 *         12-16                4,329.54
         --------------------------------------------------     -----------------------------------------------
         190938 *            12-18                   10.76      191000           12-16                  857.57
         --------------------------------------------------     -----------------------------------------------
         190940 *            12-16                   85.50      191001           12-16                  115.19
         --------------------------------------------------     -----------------------------------------------
         190942 *            12-16                  707.50      191002           12-18                1,766.71
         --------------------------------------------------     -----------------------------------------------
         190943              12-16                  193.95      191003           12-18                  781.28
         --------------------------------------------------     -----------------------------------------------
         190944              12-18                   69.73      191004           12-24                1,218.84
         --------------------------------------------------     -----------------------------------------------
         190945              12-17                  233.80      191005           12-22                1,140.00
         --------------------------------------------------     -----------------------------------------------
         190946              12-17                   29.56      191006           12-16                  504.54
         --------------------------------------------------     -----------------------------------------------
         190947              12-19                   18.00      191007           12-23                  692.28
         --------------------------------------------------     -----------------------------------------------
         190948              12-24                    8.29      191008           12-31                1,680.50
         --------------------------------------------------     -----------------------------------------------
         190949              12-16                   49.88      191009           12-16                  300.00
         --------------------------------------------------     -----------------------------------------------
         190950              12-19                   40.54      191010           12-17                  333.50
         --------------------------------------------------     -----------------------------------------------
         190951              12-31                  274.00      191011           12-18                3,041.92
         --------------------------------------------------     -----------------------------------------------
         190953 *            12-19                  687.72      191012           12-22                2,368.00
         --------------------------------------------------     -----------------------------------------------
         190954              12-23                  345.00      191013           12-31                  609.79
         --------------------------------------------------     -----------------------------------------------
         190955              12-30                   23.30      191014           12-16                3,598.60
         --------------------------------------------------     -----------------------------------------------
         190956              12-16                  282.28      191015           12-16                  537.53
         --------------------------------------------------     -----------------------------------------------
         190957              12-22                3,914.00      191016           12-19                  248.40
         --------------------------------------------------     -----------------------------------------------
         190958              12-17                  530.00      191017           12-24                   45.52
         --------------------------------------------------     -----------------------------------------------
         190959              12-18                  500.00      191018           12-22                  552.98
         --------------------------------------------------     -----------------------------------------------
         190960              12-17                  263.44      191019           12-23                  600.00
         --------------------------------------------------     -----------------------------------------------
         190961              12-18                3,404.00      191020           12-17                  300.00
         --------------------------------------------------     -----------------------------------------------
         190962              12-16                  254.17      191021           12-17                  438.53
         --------------------------------------------------     -----------------------------------------------
         190965 *            12-17                8,939.80      191022           12-17                  139.90
         --------------------------------------------------     -----------------------------------------------
         190967 *            12-18               74,918.86      191023           12-22                1,438.00
         --------------------------------------------------     -----------------------------------------------
         190968              12-18               26,664.80      191024           12-18                  987.15
         --------------------------------------------------     -----------------------------------------------
         190969              12-19                9,500.04      191025           12-19                  139.95
         --------------------------------------------------     -----------------------------------------------
         190970              12-16                   96.00      191026           12-18                  411.81
         --------------------------------------------------     -----------------------------------------------
         190972 *            12-18                   30.81      191027           12-16                  146.31
         --------------------------------------------------     -----------------------------------------------
         190973              12-16                  765.40      191029 *         12-26                  465.41
         --------------------------------------------------     -----------------------------------------------
         190974              12-19                   95.45      191030           12-18                    7.00
         --------------------------------------------------     -----------------------------------------------
         190975              12-19                  670.45      191031           12-18                  782.20
         --------------------------------------------------     -----------------------------------------------
         190976              12-22                  616.82      191032           12-17                1,769.80
         --------------------------------------------------     -----------------------------------------------
         190977              12-17                  120.00      191034 *         12-17                  395.00
         --------------------------------------------------     -----------------------------------------------
         190978              12-16                1,427.00      191035           12-17                  132.21
         --------------------------------------------------     -----------------------------------------------
         190981 *            12-18                   86.97      191036           12-16                2,688.19
         --------------------------------------------------     -----------------------------------------------
         190982              12-17                   54.52      191037           12-16                  176.98
         --------------------------------------------------     -----------------------------------------------
         190983              12-16                4,446.20      191038           12-16                  225.31
         --------------------------------------------------     -----------------------------------------------
         190984              12-16                  148.84      191039           12-16                  422.29
         --------------------------------------------------     -----------------------------------------------
         190986 *            12-18                   18.18      191040           12-26                    2.88
         --------------------------------------------------     -----------------------------------------------
         190987              12-18                  334.00      191041           12-16                   35.72
         --------------------------------------------------     -----------------------------------------------
         190988              12-16                1,464.41      191042           12-23                  407.53
         --------------------------------------------------     -----------------------------------------------
         190989              12-17                    6.76      191043           12-24                  208.95
         --------------------------------------------------     -----------------------------------------------
         190990              12-17                   72.80      191044           12-16                  153.50
         --------------------------------------------------     -----------------------------------------------
         190991              12-16                  144.06      191045           12-19                1,758.10
         --------------------------------------------------     -----------------------------------------------
         190992              12-18                  128.27      191046           12-16                   24.96
         --------------------------------------------------     -----------------------------------------------
         190993              12-17                2,147.44      191047           12-18                   25.01
         --------------------------------------------------     -----------------------------------------------
         190994              12-22                   30.00      191049 *         12-18                   33.45
         --------------------------------------------------     -----------------------------------------------
         190995              12-17                  351.10      191050           12-17                   44.00
         --------------------------------------------------     -----------------------------------------------
         190996              12-18                  150.00      191051           12-22                3,300.00
         --------------------------------------------------     -----------------------------------------------
         190997              12-16                  360.41      191052           12-24                  338.54
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 4 of 17
December 31, 2003                                                  0001-028588



         Number              Date                   Amount      Number           Date                   Amount
         --------------------------------------------------     -----------------------------------------------
         191053              12-19                1,078.24      191112           12-17                1,580.20
         --------------------------------------------------     -----------------------------------------------
         191054              12-17                1,187.42      191113           12-18                  401.67
         --------------------------------------------------     -----------------------------------------------
         191055              12-18                  255.21      191114           12-23                2,583.59
         --------------------------------------------------     -----------------------------------------------
         191056              12-16                2,096.17      191115           12-18                  672.91
         --------------------------------------------------     -----------------------------------------------
         191057              12-18                   63.00      191116           12-16                1,978.19
         --------------------------------------------------     -----------------------------------------------
         191058              12-16                1,101.79      191117           12-19                2,533.63
         --------------------------------------------------     -----------------------------------------------
         191059              12-19                   67.68      191118           12-18                  726.81
         --------------------------------------------------     -----------------------------------------------
         191060              12-17                  425.23      191119           12-16                1,172.14
         --------------------------------------------------     -----------------------------------------------
         191061              12-16                  153.79      191120           12-17                2,260.05
         --------------------------------------------------     -----------------------------------------------
         191062              12-17                2,222.28      191121           12-29                1,864.50
         --------------------------------------------------     -----------------------------------------------
         191063              12-17                   35.95      191122           12-22                  126.50
         --------------------------------------------------     -----------------------------------------------
         191064              12-18                  247.00      191123           12-16                  397.50
         --------------------------------------------------     -----------------------------------------------
         191065              12-22                  625.56      191124           12-24                  159.39
         --------------------------------------------------     -----------------------------------------------
         191066              12-19                  261.00      191125           12-17                  160.00
         --------------------------------------------------     -----------------------------------------------
         191067              12-22                4,379.10      191126           12-17                2,612.31
         --------------------------------------------------     -----------------------------------------------
         191068              12-18                   48.00      191127           12-23                1,890.74
         --------------------------------------------------     -----------------------------------------------
         191069              12-19                   92.79      191128           12-24                1,116.00
         --------------------------------------------------     -----------------------------------------------
         191070              12-18                  151.00      191129           12-16                2,952.09
         --------------------------------------------------     -----------------------------------------------
         191071              12-19                  588.00      191130           12-18                   64.50
         --------------------------------------------------     -----------------------------------------------
         191072              12-16                  256.25      191131           12-18                  435.75
         --------------------------------------------------     -----------------------------------------------
         191073              12-17                  306.00      191132           12-19                1,137.50
         --------------------------------------------------     -----------------------------------------------
         191074              12-18                  221.05      191133           12-16                   60.64
         --------------------------------------------------     -----------------------------------------------
         191075              12-16                  169.92      191134           12-17                2,285.68
         --------------------------------------------------     -----------------------------------------------
         191076              12-16                  164.39      191135           12-18                  833.04
         --------------------------------------------------     -----------------------------------------------
         191077              12-16                1,303.56      191136           12-16                  282.45
         --------------------------------------------------     -----------------------------------------------
         191078              12-16                   23.37      191137           12-18                  291.81
         --------------------------------------------------     -----------------------------------------------
         191079              12-18                   51.63      191138           12-17                1,113.00
         --------------------------------------------------     -----------------------------------------------
         191080              12-18                  700.00      191140 *         12-17                  249.60
         --------------------------------------------------     -----------------------------------------------
         191081              12-23                  186.18      191141           12-16                  127.50
         --------------------------------------------------     -----------------------------------------------
         191082              12-23                  477.88      191143 *         12-17                  950.00
         --------------------------------------------------     -----------------------------------------------
         191083              12-23                  159.17      191144           12-18                1,831.50
         --------------------------------------------------     -----------------------------------------------
         191085 *            12-22                  301.50      191145           12-17                2,580.00
         --------------------------------------------------     -----------------------------------------------
         191086              12-19                   84.00      191147 *         12-26                1,590.00
         --------------------------------------------------     -----------------------------------------------
         191087              12-18                  128.79      191148           12-26                   53.99
         --------------------------------------------------     -----------------------------------------------
         191090 *            12-17                1,074.74      191149           12-17                   80.00
         --------------------------------------------------     -----------------------------------------------
         191091              12-16                  137.49      191150           12-23                  100.00
         --------------------------------------------------     -----------------------------------------------
         191092              12-18                  201.04      191152 *         12-19                  100.00
         --------------------------------------------------     -----------------------------------------------
         191093              12-18                  635.00      191153           12-16                  100.00
         --------------------------------------------------     -----------------------------------------------
         191095 *            12-17                  880.00      191154           12-23                  100.00
         --------------------------------------------------     -----------------------------------------------
         191096              12-17                4,304.52      191155           12-16                  100.00
         --------------------------------------------------     -----------------------------------------------
         191097              12-18                  490.62      191157 *         12-16                  100.00
         --------------------------------------------------     -----------------------------------------------
         191098              12-29                  415.00      191158           12-17                  100.00
         --------------------------------------------------     -----------------------------------------------
         191099              12-17                3,351.34      191159           12-18                  100.00
         --------------------------------------------------     -----------------------------------------------
         191100              12-22                  486.46      191160           12-17                  100.00
         --------------------------------------------------     -----------------------------------------------
         191102 *            12-24                1,795.92      191161           12-22               11,238.20
         --------------------------------------------------     -----------------------------------------------
         191103              12-18                  478.30      191162           12-18               13,656.25
         --------------------------------------------------     -----------------------------------------------
         191104              12-17                  307.13      191163           12-23               15,480.00
         --------------------------------------------------     -----------------------------------------------
         191107 *            12-19                  481.78      191164           12-18               12,543.18
         --------------------------------------------------     -----------------------------------------------
         191109 *            12-19                  982.44      191165           12-16               10,629.20
         --------------------------------------------------     -----------------------------------------------
         191110              12-16                  243.54      191166           12-17               54,446.08
         --------------------------------------------------     -----------------------------------------------
         191111              12-23                2,500.00      191167           12-17               10,871.88
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 5 of 17
December 31, 2003                                                  0001-028588



         Number              Date                   Amount      Number           Date                   Amount
         --------------------------------------------------     -----------------------------------------------
         191168              12-18              214,327.73      191249           12-23                  782.80
         --------------------------------------------------     -----------------------------------------------
         191169              12-16               63,905.60      191250           12-17                1,194.40
         --------------------------------------------------     -----------------------------------------------
         191170              12-23                7,695.04      191251           12-18              933,142.76
         --------------------------------------------------     -----------------------------------------------
         191171              12-16               18,648.04      191252           12-19                8,115.00
         --------------------------------------------------     -----------------------------------------------
         191172              12-18               67,477.34      191253           12-23                  299.25
         --------------------------------------------------     -----------------------------------------------
         191177 *            12-16               20,562.07      191254           12-23                  124.85
         --------------------------------------------------     -----------------------------------------------
         191181 *            12-16               22,885.18      191255           12-18                  228.97
         --------------------------------------------------     -----------------------------------------------
         191183 *            12-18               30,411.00      191257 *         12-17                  657.55
         --------------------------------------------------     -----------------------------------------------
         191185 *            12-19               49,342.67      191258           12-26                  250.00
         --------------------------------------------------     -----------------------------------------------
         191186              12-19               45,003.77      191259           12-30                  117.17
         --------------------------------------------------     -----------------------------------------------
         191187              12-18                9,161.60      191260           12-18                   28.00
         --------------------------------------------------     -----------------------------------------------
         191188              12-18               15,425.03      191261           12-24                  297.68
         --------------------------------------------------     -----------------------------------------------
         191189              12-18                9,082.00      191263 *         12-24                  942.95
         --------------------------------------------------     -----------------------------------------------
         191190              12-24               58,161.26      191264           12-26                  534.76
         --------------------------------------------------     -----------------------------------------------
         191191              12-18               24,004.60      191265           12-23                  627.07
         --------------------------------------------------     -----------------------------------------------
         191192              12-22               35,604.83      191266           12-23                   48.67
         --------------------------------------------------     -----------------------------------------------
         191193              12-19              115,717.50      191267           12-17                  250.00
         --------------------------------------------------     -----------------------------------------------
         191194              12-17                7,886.88      191268           12-23                  507.00
         --------------------------------------------------     -----------------------------------------------
         191195              12-17               25,000.00      191269           12-23                  799.00
         --------------------------------------------------     -----------------------------------------------
         191196              12-18                5,459.05      191270           12-24                  115.20
         --------------------------------------------------     -----------------------------------------------
         191197              12-18               33,273.37      191271           12-19                1,810.00
         --------------------------------------------------     -----------------------------------------------
         191198              12-19               63,159.08      191272           12-22                2,150.00
         --------------------------------------------------     -----------------------------------------------
         191199              12-18               39,202.67      191273           12-18                   39.00
         --------------------------------------------------     -----------------------------------------------
         191200              12-17               94,685.00      191274           12-23                  250.00
         --------------------------------------------------     -----------------------------------------------
         191201              12-22               16,465.50      191275           12-22                  148.18
         --------------------------------------------------     -----------------------------------------------
         191202              12-19              149,029.64      191276           12-30                  787.50
         --------------------------------------------------     -----------------------------------------------
         191203              12-18               32,780.00      191277           12-19                  181.77
         --------------------------------------------------     -----------------------------------------------
         191204              12-19                7,666.67      191278           12-23                   72.62
         --------------------------------------------------     -----------------------------------------------
         191207 *            12-29                   64.80      191279           12-19                   13.10
         --------------------------------------------------     -----------------------------------------------
         191208              12-30                  172.80      191280           12-30                  200.00
         --------------------------------------------------     -----------------------------------------------
         191212 *            12-29                  604.80      191281           12-18                  400.00
         --------------------------------------------------     -----------------------------------------------
         191215 *            12-24                  216.00      191282           12-26                  200.00
         --------------------------------------------------     -----------------------------------------------
         191220 *            12-30                   39.00      191284 *         12-24                   11.95
         --------------------------------------------------     -----------------------------------------------
         191225 *            12-26                  916.00      191285           12-19                   71.39
         --------------------------------------------------     -----------------------------------------------
         191228 *            12-30                   32.40      191286           12-30                  220.75
         --------------------------------------------------     -----------------------------------------------
         191229              12-30                  172.80      191287           12-22                   50.00
         --------------------------------------------------     -----------------------------------------------
         191230              12-16                  539.60      191289 *         12-24                  567.50
         --------------------------------------------------     -----------------------------------------------
         191233 *            12-19                  339.04      191291 *         12-19                  288.61
         --------------------------------------------------     -----------------------------------------------
         191234              12-18                  500.00      191292           12-18                   69.76
         --------------------------------------------------     -----------------------------------------------
         191235              12-26                  593.32      191293           12-18                  100.00
         --------------------------------------------------     -----------------------------------------------
         191236              12-22                1,716.62      191294           12-24                  136.19
         --------------------------------------------------     -----------------------------------------------
         191237              12-24                1,050.00      191295           12-26                  220.84
         --------------------------------------------------     -----------------------------------------------
         191238              12-22                  338.58      191297 *         12-23                  172.90
         --------------------------------------------------     -----------------------------------------------
         191239              12-29                1,007.23      191298           12-18                   48.42
         --------------------------------------------------     -----------------------------------------------
         191241 *            12-18                  414.48      191299           12-24                2,370.00
         --------------------------------------------------     -----------------------------------------------
         191242              12-18                  116.36      191300           12-30                   31.50
         --------------------------------------------------     -----------------------------------------------
         191243              12-24                   30.00      191301           12-18                  186.44
         --------------------------------------------------     -----------------------------------------------
         191245 *            12-30                  260.35      191302           12-23                  806.99
         --------------------------------------------------     -----------------------------------------------
         191246              12-22                   65.20      191303           12-18                1,864.83
         --------------------------------------------------     -----------------------------------------------
         191247              12-19                1,579.00      191304           12-26                  132.29
         --------------------------------------------------     -----------------------------------------------
         191248              12-17                  893.99      191305           12-24                4,324.00
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 6 of 17
December 31, 2003                                                  0001-028588


         Number              Date                   Amount      Number           Date                   Amount
         --------------------------------------------------     -----------------------------------------------
         191306              12-24                2,988.00      191367           12-24                  272.06
         --------------------------------------------------     -----------------------------------------------
         191307              12-30                   73.70      191369 *         12-23                  108.60
         --------------------------------------------------     -----------------------------------------------
         191308              12-19                4,480.05      191370           12-26                  145.26
         --------------------------------------------------     -----------------------------------------------
         191309              12-24                1,024.20      191371           12-30                  510.37
         --------------------------------------------------     -----------------------------------------------
         191310              12-23                2,238.28      191372           12-30                   24.26
         --------------------------------------------------     -----------------------------------------------
         191311              12-24               23,691.40      191373           12-31                  626.50
         --------------------------------------------------     -----------------------------------------------
         191312              12-29                6,759.00      191374           12-29                  151.20
         --------------------------------------------------     -----------------------------------------------
         191313              12-24                1,933.18      191375           12-29                  300.00
         --------------------------------------------------     -----------------------------------------------
         191315 *            12-29                  362.62      191376           12-24                  100.00
         --------------------------------------------------     -----------------------------------------------
         191316              12-24                   42.96      191377           12-31                   76.40
         --------------------------------------------------     -----------------------------------------------
         191319 *            12-19                  126.04      191378           12-26                2,040.44
         --------------------------------------------------     -----------------------------------------------
         191320              12-23                   50.80      191379           12-26                   54.52
         --------------------------------------------------     -----------------------------------------------
         191321              12-23                4,535.00      191380           12-24                  119.79
         --------------------------------------------------     -----------------------------------------------
         191323 *            12-29                1,726.26      191381           12-26                  775.27
         --------------------------------------------------     -----------------------------------------------
         191324              12-29                  449.00      191383 *         12-24                  266.50
         --------------------------------------------------     -----------------------------------------------
         191328 *            12-23                6,942.00      191384           12-24                3,550.05
         --------------------------------------------------     -----------------------------------------------
         191329              12-26               10,542.00      191385           12-23                   31.12
         --------------------------------------------------     -----------------------------------------------
         191330              12-23                   86.50      191388 *         12-23                  137.48
         --------------------------------------------------     -----------------------------------------------
         191331              12-26                  568.19      191390 *         12-26                  193.47
         --------------------------------------------------     -----------------------------------------------
         191332              12-30                    8.95      191391           12-29                3,050.71
         --------------------------------------------------     -----------------------------------------------
         191333              12-26                   94.63      191392           12-29                2,876.00
         --------------------------------------------------     -----------------------------------------------
         191334              12-29                  330.00      191393           12-26                  743.09
         --------------------------------------------------     -----------------------------------------------
         191335              12-23                1,179.19      191394           12-29                  848.36
         --------------------------------------------------     -----------------------------------------------
         191336              12-26                  270.06      191395           12-31                  488.15
         --------------------------------------------------     -----------------------------------------------
         191337              12-26                1,962.00      191396           12-24                   29.34
         --------------------------------------------------     -----------------------------------------------
         191338              12-26                  736.70      191397           12-23                   29.01
         --------------------------------------------------     -----------------------------------------------
         191339              12-23                3,249.49      191398           12-22                1,011.95
         --------------------------------------------------     -----------------------------------------------
         191340              12-23                  712.46      191399           12-26                  138.39
         --------------------------------------------------     -----------------------------------------------
         191341              12-22                1,401.73      191400           12-29                    7.00
         --------------------------------------------------     -----------------------------------------------
         191342              12-29                  501.95      191401           12-23                  549.12
         --------------------------------------------------     -----------------------------------------------
         191343              12-26                1,089.60      191402           12-30                  581.51
         --------------------------------------------------     -----------------------------------------------
         191344              12-30                  442.03      191403           12-29                  398.63
         --------------------------------------------------     -----------------------------------------------
         191345              12-23                  524.30      191404           12-30                  219.27
         --------------------------------------------------     -----------------------------------------------
         191348 *            12-23                  640.90      191405           12-26                   14.58
         --------------------------------------------------     -----------------------------------------------
         191349              12-26                  293.84      191406           12-23                1,657.48
         --------------------------------------------------     -----------------------------------------------
         191350              12-31                2,113.00      191407           12-29                  807.40
         --------------------------------------------------     -----------------------------------------------
         191351              12-23                  908.82      191408           12-31                  407.53
         --------------------------------------------------     -----------------------------------------------
         191352              12-22                  491.11      191409           12-23                  825.75
         --------------------------------------------------     -----------------------------------------------
         191353              12-22                   36.46      191410           12-24                3,817.47
         --------------------------------------------------     -----------------------------------------------
         191354              12-29                  442.88      191411           12-29                2,531.80
         --------------------------------------------------     -----------------------------------------------
         191355              12-31                  830.73      191412           12-23                  204.37
         --------------------------------------------------     -----------------------------------------------
         191356              12-24                   80.80      191413           12-26                  268.80
         --------------------------------------------------     -----------------------------------------------
         191357              12-23                1,275.15      191415 *         12-26                   33.45
         --------------------------------------------------     -----------------------------------------------
         191358              12-26                  200.00      191416           12-23                  500.00
         --------------------------------------------------     -----------------------------------------------
         191359              12-22                2,025.29      191417           12-24                  270.00
         --------------------------------------------------     -----------------------------------------------
         191360              12-23                   66.37      191418           12-29                  188.24
         --------------------------------------------------     -----------------------------------------------
         191361              12-29                2,053.13      191419           12-30                2,390.96
         --------------------------------------------------     -----------------------------------------------
         191362              12-24                   73.00      191420           12-31                  170.00
         --------------------------------------------------     -----------------------------------------------
         191363              12-26                   90.65      191421           12-23                  145.78
         --------------------------------------------------     -----------------------------------------------
         191365 *            12-29                  180.60      191423 *         12-23                   27.02
         --------------------------------------------------     -----------------------------------------------
         191366              12-26                   33.12      191425 *         12-24                  495.43
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 7 of 17
December 31, 2003                                                  0001-028588


         Number              Date                   Amount      Number           Date                   Amount
         --------------------------------------------------     -----------------------------------------------
         191426              12-26                  300.75      191486           12-23                  530.64
         --------------------------------------------------     -----------------------------------------------
         191427              12-23                   21.10      191487           12-29                  515.53
         --------------------------------------------------     -----------------------------------------------
         191428              12-22                3,596.83      191488           12-26                2,283.04
         --------------------------------------------------     -----------------------------------------------
         191430 *            12-29                   71.43      191489           12-31                  702.00
         --------------------------------------------------     -----------------------------------------------
         191431              12-23                1,904.15      191490           12-29                1,541.04
         --------------------------------------------------     -----------------------------------------------
         191432              12-26                1,500.00      191491           12-24                   82.29
         --------------------------------------------------     -----------------------------------------------
         191433              12-26                1,332.28      191492           12-26                   82.77
         --------------------------------------------------     -----------------------------------------------
         191434              12-23                  442.33      191493           12-26                  726.81
         --------------------------------------------------     -----------------------------------------------
         191435              12-23                  388.78      191494           12-26                  585.00
         --------------------------------------------------     -----------------------------------------------
         191436              12-24                  108.29      191495           12-24                  384.00
         --------------------------------------------------     -----------------------------------------------
         191437              12-22                4,457.36      191496           12-26                1,045.58
         --------------------------------------------------     -----------------------------------------------
         191438              12-24                  179.99      191497           12-23                3,502.02
         --------------------------------------------------     -----------------------------------------------
         191439              12-23                  413.98      191498           12-26                   46.93
         --------------------------------------------------     -----------------------------------------------
         191440              12-26                3,608.00      191501 *         12-31                  602.00
         --------------------------------------------------     -----------------------------------------------
         191442 *            12-30                   45.70      191502           12-26                1,158.34
         --------------------------------------------------     -----------------------------------------------
         191443              12-22                2,365.24      191503           12-26                   59.25
         --------------------------------------------------     -----------------------------------------------
         191444              12-22                  300.24      191504           12-29                3,608.63
         --------------------------------------------------     -----------------------------------------------
         191445              12-26                  451.08      191505           12-23                  232.37
         --------------------------------------------------     -----------------------------------------------
         191446              12-23                   88.54      191506           12-22                   26.04
         --------------------------------------------------     -----------------------------------------------
         191447              12-24                  372.00      191508 *         12-29                1,307.54
         --------------------------------------------------     -----------------------------------------------
         191448              12-23                  131.78      191509           12-29                  295.00
         --------------------------------------------------     -----------------------------------------------
         191449              12-24                1,095.72      191510           12-31                2,665.68
         --------------------------------------------------     -----------------------------------------------
         191450              12-24                  250.00      191511           12-23                  143.23
         --------------------------------------------------     -----------------------------------------------
         191451              12-22                3,854.14      191512           12-29                   49.95
         --------------------------------------------------     -----------------------------------------------
         191453 *            12-29                   69.92      191513           12-29                   84.84
         --------------------------------------------------     -----------------------------------------------
         191456 *            12-31                  991.77      191514           12-23                   35.00
         --------------------------------------------------     -----------------------------------------------
         191457              12-30                   53.17      191515           12-26                  872.00
         --------------------------------------------------     -----------------------------------------------
         191458              12-26                  483.78      191516           12-26                  643.83
         --------------------------------------------------     -----------------------------------------------
         191459              12-26                  343.98      191517           12-29                   50.43
         --------------------------------------------------     -----------------------------------------------
         191460              12-26                  355.45      191518           12-29                  467.34
         --------------------------------------------------     -----------------------------------------------
         191461              12-24                  251.43      191520 *         12-26                  799.99
         --------------------------------------------------     -----------------------------------------------
         191464 *            12-26                  359.84      191521           12-24                4,400.00
         --------------------------------------------------     -----------------------------------------------
         191465              12-24                  260.00      191523 *         12-23                1,324.94
         --------------------------------------------------     -----------------------------------------------
         191466              12-23                   45.83      191524           12-22                1,171.86
         --------------------------------------------------     -----------------------------------------------
         191467              12-24                  578.13      191526 *         12-26                7,800.00
         --------------------------------------------------     -----------------------------------------------
         191468              12-29                    5.60      191527           12-24               11,731.27
         --------------------------------------------------     -----------------------------------------------
         191469              12-23                  412.98      191528           12-24                8,657.04
         --------------------------------------------------     -----------------------------------------------
         191470              12-26                  442.00      191529           12-24               13,150.27
         --------------------------------------------------     -----------------------------------------------
         191471              12-29                  273.44      191531 *         12-23               10,268.80
         --------------------------------------------------     -----------------------------------------------
         191473 *            12-24                1,850.00      191532           12-23               13,320.00
         --------------------------------------------------     -----------------------------------------------
         191474              12-26                  445.00      191533           12-26               17,955.23
         --------------------------------------------------     -----------------------------------------------
         191475              12-24                  575.37      191534           12-24              592,685.47
         --------------------------------------------------     -----------------------------------------------
         191476              12-26                1,636.45      191535           12-26               25,671.19
         --------------------------------------------------     -----------------------------------------------
         191477              12-24                  703.62      191537 *         12-24                6,169.66
         --------------------------------------------------     -----------------------------------------------
         191478              12-22                1,695.74      191538           12-30                8,807.04
         --------------------------------------------------     -----------------------------------------------
         191479              12-26                    8.82      191539           12-30                7,453.88
         --------------------------------------------------     -----------------------------------------------
         191480              12-26                3,065.00      191540           12-26                9,267.49
         --------------------------------------------------     -----------------------------------------------
         191481              12-26                   10.88      191541           12-23               14,325.95
         --------------------------------------------------     -----------------------------------------------
         191482              12-29                  975.00      191542           12-24               42,011.91
         --------------------------------------------------     -----------------------------------------------
         191484 *            12-26                    3.51      191543           12-29               14,820.00
         --------------------------------------------------     -----------------------------------------------
         191485              12-23                  673.59      191544           12-23               13,386.58
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 8 of 17
December 31, 2003                                                  0001-028588



         Number              Date                   Amount      Number           Date                   Amount
         --------------------------------------------------     -----------------------------------------------
         191545              12-29               68,511.90      191646           12-31                  345.13
         --------------------------------------------------     -----------------------------------------------
         191547 *            12-22               23,075.33      191648 *         12-31                  116.58
         --------------------------------------------------     -----------------------------------------------
         191553 *            12-29               22,439.16      191649           12-24                  345.19
         --------------------------------------------------     -----------------------------------------------
         191554              12-26               38,761.74      191651 *         12-24               22,036.65
         --------------------------------------------------     -----------------------------------------------
         191555              12-24               68,984.63      191656 *         12-23                  946.66
         --------------------------------------------------     -----------------------------------------------
         191556              12-29               25,908.66      191657           12-26                  120.31
         --------------------------------------------------     -----------------------------------------------
         191557              12-24               59,388.71      191658           12-31                  236.00
         --------------------------------------------------     -----------------------------------------------
         191559 *            12-26                5,494.47      191660           12-31                  268.32
         --------------------------------------------------     -----------------------------------------------
         191561 *            12-26               15,000.00      191661           12-31                  319.49
         --------------------------------------------------     -----------------------------------------------
         191562              12-30               19,401.14      191662           12-29               32,039.60
         --------------------------------------------------     -----------------------------------------------
         191564 *            12-24               10,625.96      191664 *         12-24                  654.47
         --------------------------------------------------     -----------------------------------------------
         191566 *            12-31               40,607.07      191667 *         12-26                  234.84
         --------------------------------------------------     -----------------------------------------------
         191567              12-24               13,440.00      191670 *         12-29                  100.77
         --------------------------------------------------     -----------------------------------------------
         191568              12-22               14,969.23      191675 *         12-24                  111.20
         --------------------------------------------------     -----------------------------------------------
         191569              12-22                  169.00      191676           12-30                   41.39
         --------------------------------------------------     -----------------------------------------------
         191571 *            12-23                  877.53      191677           12-23                  570.00
         --------------------------------------------------     -----------------------------------------------
         191573 *            12-31                1,300.22      191678           12-26                   16.68
         --------------------------------------------------     -----------------------------------------------
         191575 *            12-23                   84.63      191681 *         12-29                   90.21
         --------------------------------------------------     -----------------------------------------------
         191576              12-26                  158.30      191682           12-24                   93.46
         --------------------------------------------------     -----------------------------------------------
         191578 *            12-26                  738.30      191683           12-30                  270.00
         --------------------------------------------------     -----------------------------------------------
         191579              12-26                  732.26      191688 *         12-29                1,201.60
         --------------------------------------------------     -----------------------------------------------
         191583 *            12-22                    9.51      191691 *         12-24                   78.28
         --------------------------------------------------     -----------------------------------------------
         191584              12-26                   77.60      191692           12-24                  345.00
         --------------------------------------------------     -----------------------------------------------
         191585              12-26                   31.04      191693           12-23                   70.00
         --------------------------------------------------     -----------------------------------------------
         191586              12-26                   31.04      191695 *         12-26                  500.00
         --------------------------------------------------     -----------------------------------------------
         191587              12-26                   31.04      191697 *         12-29                1,363.35
         --------------------------------------------------     -----------------------------------------------
         191588              12-26                  328.95      191698           12-31                  329.16
         --------------------------------------------------     -----------------------------------------------
         191589              12-29                  360.00      191700 *         12-30                   62.47
         --------------------------------------------------     -----------------------------------------------
         191590              12-24                   33.33      191707 *         12-30                  165.05
         --------------------------------------------------     -----------------------------------------------
         191591              12-24                   66.66      191709 *         12-30                2,205.98
         --------------------------------------------------     -----------------------------------------------
         191594 *            12-26                1,895.00      191712 *         12-31                3,643.15
         --------------------------------------------------     -----------------------------------------------
         191595              12-30                  356.40      191715 *         12-30                7,902.75
         --------------------------------------------------     -----------------------------------------------
         191600 *            12-24                6,045.00      191719 *         12-30                  897.74
         --------------------------------------------------     -----------------------------------------------
         191613 *            12-26                  965.42      191721 *         12-30                1,066.56
         --------------------------------------------------     -----------------------------------------------
         191616 *            12-23                  127.60      191722           12-31                  400.00
         --------------------------------------------------     -----------------------------------------------
         191617              12-31                2,000.00      191724 *         12-31                  668.92
         --------------------------------------------------     -----------------------------------------------
         191618              12-29                  150.00      191725           12-31                1,132.81
         --------------------------------------------------     -----------------------------------------------
         191619              12-26                  520.00      191726           12-29                1,258.33
         --------------------------------------------------     -----------------------------------------------
         191620              12-29                   30.00      191727           12-30                2,720.00
         --------------------------------------------------     -----------------------------------------------
         191621              12-26                  834.00      191728           12-31                2,188.00
         --------------------------------------------------     -----------------------------------------------
         191622              12-31                  412.00      191729           12-31                2,246.79
         --------------------------------------------------     -----------------------------------------------
         191625 *            12-30                  650.00      191730           12-30                   26.00
         --------------------------------------------------     -----------------------------------------------
         191629 *            12-24                  368.54      191731           12-30                    2.61
         --------------------------------------------------     -----------------------------------------------
         191630              12-24                  237.30      191733 *         12-30                  325.49
         --------------------------------------------------     -----------------------------------------------
         191631              12-30                   41.38      191736 *         12-31                3,180.00
         --------------------------------------------------     -----------------------------------------------
         191632              12-29                  175.00      191737           12-31                  166.65
         --------------------------------------------------     -----------------------------------------------
         191633              12-31                  724.03      191738           12-30                  461.86
         --------------------------------------------------     -----------------------------------------------
         191639 *            12-24                  107.76      191739           12-30                   46.62
         --------------------------------------------------     -----------------------------------------------
         191641 *            12-24                  230.00      191743 *         12-31                  352.40
         --------------------------------------------------     -----------------------------------------------
         191644 *            12-30                    1.85      191745 *         12-31                  918.73
         --------------------------------------------------     -----------------------------------------------
         191645              12-24                  138.20      191747 *         12-30                  332.83
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 9 of 17
December 31, 2003                                                  0001-028588



         Number              Date                   Amount      Number           Date                   Amount
         --------------------------------------------------     -----------------------------------------------
         191749 *            12-31                  187.34      191833           12-30                1,850.00
         --------------------------------------------------     -----------------------------------------------
         191753 *            12-30                  990.05      191834           12-31                  385.00
         --------------------------------------------------     -----------------------------------------------
         191755 *            12-30                   63.14      191835           12-31                  490.62
         --------------------------------------------------     -----------------------------------------------
         191757 *            12-30                4,098.60      191836           12-30                  448.40
         --------------------------------------------------     -----------------------------------------------
         191759 *            12-30                  191.65      191838 *         12-30                  506.82
         --------------------------------------------------     -----------------------------------------------
         191760              12-30                2,645.20      191839           12-31                2,999.00
         --------------------------------------------------     -----------------------------------------------
         191762 *            12-30                3,493.48      191844 *         12-30                  187.50
         --------------------------------------------------     -----------------------------------------------
         191765 *            12-31                1,205.33      191847 *         12-30                  424.32
         --------------------------------------------------     -----------------------------------------------
         191766              12-30                  469.40      191850 *         12-31                   19.92
         --------------------------------------------------     -----------------------------------------------
         191768 *            12-31                1,960.00      191856 *         12-31                1,413.76
         --------------------------------------------------     -----------------------------------------------
         191769              12-31                  159.02      191858 *         12-30                  139.17
         --------------------------------------------------     -----------------------------------------------
         191770              12-30                2,876.00      191859           12-31                1,015.00
         --------------------------------------------------     -----------------------------------------------
         191771              12-31                1,025.50      191860           12-30                3,038.00
         --------------------------------------------------     -----------------------------------------------
         191772              12-30                  184.06      191862 *         12-29                   26.04
         --------------------------------------------------     -----------------------------------------------
         191773              12-29                  215.82      191863           12-31                1,872.58
         --------------------------------------------------     -----------------------------------------------
         191774              12-30                  119.31      191864           12-30                1,688.72
         --------------------------------------------------     -----------------------------------------------
         191775              12-31                  189.62      191866 *         12-31                  176.39
         --------------------------------------------------     -----------------------------------------------
         191776              12-30                  810.00      191869 *         12-30                  100.00
         --------------------------------------------------     -----------------------------------------------
         191777              12-29                2,836.99      191873 *         12-30                  249.90
         --------------------------------------------------     -----------------------------------------------
         191778              12-30                  150.35      191875 *         12-31                3,500.00
         --------------------------------------------------     -----------------------------------------------
         191779              12-30                2,906.71      191876           12-29                  772.16
         --------------------------------------------------     -----------------------------------------------
         191780              12-30                   95.89      191878 *         12-30                  937.44
         --------------------------------------------------     -----------------------------------------------
         191782 *            12-30                  189.37      191879           12-31                2,772.00
         --------------------------------------------------     -----------------------------------------------
         191783              12-30                  760.70      191882 *         12-31                  150.00
         --------------------------------------------------     -----------------------------------------------
         191785 *            12-30                  820.96      191884 *         12-30                  100.00
         --------------------------------------------------     -----------------------------------------------
         191786              12-30                  416.00      191894 *         12-30                7,206.95
         --------------------------------------------------     -----------------------------------------------
         191788 *            12-30                4,725.00      191895           12-30                5,412.09
         --------------------------------------------------     -----------------------------------------------
         191789              12-30                    9.93      191897 *         12-30               11,559.51
         --------------------------------------------------     -----------------------------------------------
         191793 *            12-30                1,125.00      191898           12-30                5,208.30
         --------------------------------------------------     -----------------------------------------------
         191794              12-30                  650.67      191899           12-30               17,406.44
         --------------------------------------------------     -----------------------------------------------
         191798 *            12-30                  104.51      191900           12-30               70,431.42
         --------------------------------------------------     -----------------------------------------------
         191800 *            12-31                  437.50      191901           12-30               12,133.68
         --------------------------------------------------     -----------------------------------------------
         191801              12-31                1,057.77      191902           12-31                5,146.10
         --------------------------------------------------     -----------------------------------------------
         191802              12-31                  381.64      191904 *         12-31               59,731.20
         --------------------------------------------------     -----------------------------------------------
         191803              12-31                  306.24      191906 *         12-30               10,127.29
         --------------------------------------------------     -----------------------------------------------
         191804              12-31                1,590.00      191909 *         12-30               41,457.04
         --------------------------------------------------     -----------------------------------------------
         191805              12-30                  319.29      191911 *         12-31                8,206.36
         --------------------------------------------------     -----------------------------------------------
         191806              12-29                  922.81      191913 *         12-30               29,831.18
         --------------------------------------------------     -----------------------------------------------
         191807              12-30                  345.40      191914           12-30               69,985.20
         --------------------------------------------------     -----------------------------------------------
         191808              12-30                   52.40      191915           12-31               10,897.60
         --------------------------------------------------     -----------------------------------------------
         191809              12-31                  807.75      191917 *         12-30               11,956.02
         --------------------------------------------------     -----------------------------------------------
         191810              12-29                  528.12      191920 *         12-31               21,290.60
         --------------------------------------------------     -----------------------------------------------
         191811              12-29                  197.09      191924 *         12-30              172,356.50
         --------------------------------------------------     -----------------------------------------------
         191813 *            12-30                  102.71      191926 *         12-31                5,909.23
         --------------------------------------------------     -----------------------------------------------
         191815 *            12-30                  204.00      191928 *         12-29                5,576.92
         --------------------------------------------------     -----------------------------------------------
         191824 *            12-30                  217.75      191929           12-31                7,441.91
         --------------------------------------------------     -----------------------------------------------
         191825              12-31                2,953.82      191930           12-31               47,624.93
         --------------------------------------------------     -----------------------------------------------
         191826              12-30                  320.82      191931           12-30               15,640.40
         --------------------------------------------------     -----------------------------------------------
         191827              12-31                1,312.50      191932           12-30               92,660.00
         --------------------------------------------------     -----------------------------------------------
         191831 *            12-30                3,566.82      191933           12-30                6,186.33
         --------------------------------------------------     -----------------------------------------------
         191832              12-29                   15.30      191934           12-29               12,087.58
         --------------------------------------------------     -----------------------------------------------


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 10 of 17
December 31, 2003                                                  0001-028588


         Number              Date                   Amount      Number           Date                   Amount
         --------------------------------------------------     -----------------------------------------------
         191935              12-30                5,061.24      191954 *         12-30                2,415.00
         --------------------------------------------------     -----------------------------------------------
         191937 *            12-29               14,850.18      191956 *         12-31                2,115.00
         --------------------------------------------------     -----------------------------------------------
         191940 *            12-30               10,405.22      191961 *         12-30                1,911.56
         --------------------------------------------------     -----------------------------------------------
         191943 *            12-30               12,065.00      191965 *         12-31               49,602.88
         --------------------------------------------------     -----------------------------------------------
         191945 *            12-30               13,145.49      191967 *         12-31              309,179.51
         --------------------------------------------------     -----------------------------------------------
         191947 *            12-31              101,450.00      191975 *         12-31               1,864.83
         --------------------------------------------------     -----------------------------------------------
         191948              12-30                6,778.67      * Skip in check sequence
         --------------------------------------------------
         191950 *            12-30                  404.04
         --------------------------------------------------




DEBITS

         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-16               Outgoing Wire Trnsfr                                                  6,242,258.05
                               BOH FUNDS TRANSFER 121603 031216000724701
                               DO 032326
         -------------------------------------------------------------------------------------------------------
         12-16               Outgoing Wire Trnsfr                                                  3,600,000.00
                               BOH FUNDS TRANSFER 121603 031216000758701
                               DO 032327
         -------------------------------------------------------------------------------------------------------
         12-16               Outgoing Wire Trnsfr                                                    375,000.00
                               BOH FUNDS TRANSFER 121603 031216000469701
                               DO 032319
         -------------------------------------------------------------------------------------------------------
         12-16               Outgoing Wire Trnsfr                                                     58,153.88
                               BOH FUNDS TRANSFER 121603 031216000762701
                               DO 032328
         -------------------------------------------------------------------------------------------------------
         12-16               Outgoing Wire Trnsfr                                                     23,500.00
                               BOH FUNDS TRANSFER 121603 031216000470701
                               DO 032320
         -------------------------------------------------------------------------------------------------------
         12-16               ACH Debit                                                               993,242.19
                               HAWAIIAN AIRLINE FED TAX 031216 -SETT-BOH MAXUS
         -------------------------------------------------------------------------------------------------------
         12-16               ACH Debit                                                                10,000.00
                               BBC ACCT XFER TRANSFER
         -------------------------------------------------------------------------------------------------------
         12-16               Automatic Transfer                                                       58,379.32
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-16               Automatic Transfer                                                        2,105.96
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-16               Automatic Transfer                                                        3,648.64
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-16               Automatic Transfer                                                        3,139.85
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-17               Outgoing Wire Trnsfr                                                    439,000.00
                               BOH FUNDS TRANSFER 121703 031217000836701
                               DO 032374
         -------------------------------------------------------------------------------------------------------
         12-17               ACM Debit                                                             2,741,756.20
                               HAWAIIAN AIR PAYROLL 031217 -SETT-B HAWNAIR
         -------------------------------------------------------------------------------------------------------
         12-17               ACH Debit                                                                18,660.65
                               EMPLOYMENT DEVEL EDD EFTPMT 121603 TXP*08817066*01100
                               *031216*T*121676*T*1744389*T*1866065\


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 11 of 17
December 31, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-17               Automatic Transfer                                                      162,185.58
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-17               Automatic Transfer                                                           80.00
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-17               Automatic Transfer .                                                      1,800.00
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-17               Automatic Transfer                                                          587.63
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-18               Outgoing Wire Trnsfr                                                     29,000.00
                               BOH FUNDS TRANSFER 121803 031218000808701
                               DO 032444
         -------------------------------------------------------------------------------------------------------
         12-18               Outgoing Wire Trnsfr                                                      4,749.70
                               BOH FUNDS TRANSFER 121803 031218001412701
                               DO 032474
         -------------------------------------------------------------------------------------------------------
         12-18               ACH Debit                                                                22,322.48
                               BP WEST COAST PR EFT DEBIT 351441801014299
         -------------------------------------------------------------------------------------------------------
         12-18               Automatic Transfer                                                      272,401.66
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-18               Automatic Transfer                                                          331.60
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-18               Automatic Transfer                                                       11,153.96
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-18               Automatic Transfer                                                        1,513.35
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-19               Outgoing Wire Trnsfr                                                    323,991.33
                               BOH FUNDS TRANSFER 121903 031219001226701
                               DO 032526
         -------------------------------------------------------------------------------------------------------
         12-19               Outgoing Wire Trnsfr                                                    262,236.00
                               BOH FUNDS TRANSFER 121903 031219001231701
                               IN 009698
         -------------------------------------------------------------------------------------------------------
         12-19               Outgoing Wire Trnsfr                                                    250,000.00
                               BOH FUNDS TRANSFER 121903 031219001223701
                               DO 032524
         -------------------------------------------------------------------------------------------------------
         12-19               Outgoing Wire Trnsfr                                                    234,417.66
                               BOH FUNDS TRANSFER 121903 031219001218701
                               DO 032520
         -------------------------------------------------------------------------------------------------------
         12-19               Outgoing Wire Trnsfr                                                    115,119.88
                               BOH FUNDS TRANSFER 121903 031219001220701
                               DO 032522
         -------------------------------------------------------------------------------------------------------
         12-19               Outgoing Wire Trnsfr                                                     57,000.00
                               BOH FUNDS TRANSFER 121903 031219001219701
                               DO 032521


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 12 of 17
December 31, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-19               Outgoing Wire Trnsfr                                                     44,274.93
                               BOH FUNDS TRANSFER 121903 031219001225701
                               DO 032525
         -------------------------------------------------------------------------------------------------------
         12-19               Outgoing Wire Trnsfr                                                     16,986.39
                               BOH FUNDS TRANSFER 121903 031219001221701
                               DO 032523
         -------------------------------------------------------------------------------------------------------
         12-19               ACH Debit                                                             1,216,889.83
                               HAWAIIAN AIRLINE FED TAX 031219 -SETT-BOH MAXUS
         -------------------------------------------------------------------------------------------------------
         12-19               ACH Debit                                                                56,852.19
                               BP WEST COAST PR EFT DEBIT 352440419015899
         -------------------------------------------------------------------------------------------------------
         12-19               Automatic Transfer                                                      323,919.93
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-19               Automatic Transfer                                                        1,202.91
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-19               Automatic Transfer                                                       10,910.95
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-19               Automatic Transfer                                                          632.80
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-22               Outgoing Wire Trnsfr                                                     73,312.42
                               BOH FUNDS TRANSFER 122203 031222001454701
                               DO 032584
         -------------------------------------------------------------------------------------------------------
         12-22               ACH Debit                                                               258,220.50
                               BP WEST COAST PR EFT DEBIT 353440719016299
         -------------------------------------------------------------------------------------------------------
         12-22               ACH Debit                                                                13,872.25
                               EMPLOYMENT DEVEL EDD EFTPMT 121903 TXP*08817066*01100
                               *031219*T*169300*T*1217925*T*1387225\
         -------------------------------------------------------------------------------------------------------
         12-22               ACH Debit                                                                    40.00
                               Intl Banking Dep TRADE_SVCS 122203 ISB S081619-RNW001
                               LETTER OF CREDIT
         -------------------------------------------------------------------------------------------------------
         12-22               ACH Debit                                                                    40.00
                               Intl Banking Dep TRADE_SVCS 122203 ISB S081620-RNW001
                               LETTER OF CREDIT
         -------------------------------------------------------------------------------------------------------
         12-22               ACH Debit                                                                    40.00
                               Intl Banking Dep TRADE_SVCS 122203 ISB S081621-RNW001
                               LETTER OF CREDIT
         -------------------------------------------------------------------------------------------------------
         12-22               Automatic Transfer                                                      340,706.51
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-22               Automatic Transfer                                                        1,423.87
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-22               Automatic Transfer                                                    3,791,728.36
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-22               Automatic Transfer                                                        2,232.40
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 13 of 17
December 31, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-22               Automatic Transfer                                                          580.54
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-23               Outgoing Wire Trnsfr                                                    250,000.00
                               BOH FUNDS TRANSFER 122303 031223001447701
                               108-23942
         -------------------------------------------------------------------------------------------------------
         12-23               Outgoing Wire Trnsfr                                                         78.14
                               BOH FUNDS TRANSFER 122303 031223001833701
                               10823941
         -------------------------------------------------------------------------------------------------------
         12-23               Outgoing Wire Trnsfr                                                    820,660.09
                               BOH FUNDS TRANSFER 122303 031223000899701
                               DO 032616
         -------------------------------------------------------------------------------------------------------
         12-23               Outgoing Wire Trnsfr                                                    375,000.00
                               BOH FUNDS TRANSFER 122303 031223000889701
                               DO 032611
         -------------------------------------------------------------------------------------------------------
         12-23               ACH Debit                                                             1,713,017.59
                               HAWAIIAN AIRLINE FED PMT 031223 -SETT-BOH MAXUS
         -------------------------------------------------------------------------------------------------------
         12-23               Automatic Transfer                                                      413,468.75
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-23               Automatic Transfer                                                        3,511.60
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-23               Automatic Transfer                                                        1,425.00
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-23               Automatic Transfer                                                          714.89
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-24               Outgoing Wire Trnsfr                                                    260,000.00
                               BOH FUNDS TRANSFER 122403 031224000356701
                               DO 032650
         -------------------------------------------------------------------------------------------------------
         12-24               Outgoing Wire Trnsfr                                                    178,915.60
                               BOH FUNDS TRANSFER 122403 031224000355701
                               DO 032649
         -------------------------------------------------------------------------------------------------------
         12-24               Automatic Transfer                                                      192,928.43
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-24               Automatic Transfer                                                        4,055.91
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-24               Automatic Transfer                                                    3,063,710.71
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-24               Automatic Transfer                                                          480.00
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-24               Automatic Transfer                                                        2,598.83
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 14 of 17
December 31, 2003                                                  0001-028588


         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-26               Outgoing Wire Trnsfr                                                     56,682.82
                               BOH FUNDS TRANSFER 122603 031226001276701
                               108-23978
         -------------------------------------------------------------------------------------------------------
         12-26               Outgoing Wire Trnsfr                                                    250,000.00
                               BOH FUNDS TRANSFER 122603 031226000439701
                               DO 032745
         -------------------------------------------------------------------------------------------------------
         12-26               Outgoing Wire Trnsfr                                                    145,689.65
                               BOH FUNDS TRANSFER 122603 031226000432701
                               DO 032739
         -------------------------------------------------------------------------------------------------------
         12-26               Outgoing Wire Trnsfr                                                    134,778.72
                               BOH FUNDS TRANSFER 122603 031226000435701
                               DO 032742
         -------------------------------------------------------------------------------------------------------
         12-26               Outgoing Wire Trnsfr                                                    115,119.88
                               BOH FUNDS TRANSFER 122603 031226000434701
                               DO 032741
         -------------------------------------------------------------------------------------------------------
         12-26               Outgoing Wire Trnsfr                                                     38,003.55
                               BOH FUNDS TRANSFER 122603 031226000437701
                               DO 032744
         -------------------------------------------------------------------------------------------------------
         12-26               Outgoing Wire Trnsfr                                                     29,500.00
                               BOH FUNDS TRANSFER 122603 031226000433701
                               DO 032740
         -------------------------------------------------------------------------------------------------------
         12-26               Outgoing Wire Trnsfr                                                     11,282.84
                               BOH FUNDS TRANSFER 122603 031226000436701
                               DO 032743
         -------------------------------------------------------------------------------------------------------
         12-26               Automatic Transfer                                                      134,358.56
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-26               Automatic Transfer                                                        1,424.23
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-26               Automatic Transfer                                                    1,620,847.44
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-26               Automatic Transfer                                                       22,800.00
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-26               Automatic Transfer                                                          731.66
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-29               Outgoing Wire Trnsfr                                                     40,957.00
                               BOH FUNDS TRANSFER 122903 031229001407701
                               108 45622
         -------------------------------------------------------------------------------------------------------
         12-29               Outgoing Wire Trnsfr                                                     61,829.30
                               BOH FUNDS TRANSFER 122903 031229000439701
                               DO 032783
         -------------------------------------------------------------------------------------------------------
         12-29               ACH Debit                                                               340,922.75
                               BP WEST COAST PR EFT DEBIT 360440918016499
         -------------------------------------------------------------------------------------------------------
         12-29               Automatic Transfer                                                      111,496.17
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 15 of 17
December 31, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-29               Automatic Transfer                                                        3,351.04
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-29               Automatic Transfer                                                    5,327,988.98
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-29               Automatic Transfer                                                          471.48
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-29               Automatic Transfer                                                        1,753.18
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-30               Outgoing Wire Trnsfr                                                    114,000.00
                               BOH FUNDS TRANSFER 123003 031230000388701
                               DO 032857
         -------------------------------------------------------------------------------------------------------
         12-30               Outgoing Wire Trnsfr                                                     25,016.00
                               BOH FUNDS TRANSFER 123003 031230000389701
                               DO 032858
         -------------------------------------------------------------------------------------------------------
         12-30               Outgoing Wire Trnsfr                                                      9,400.00
                               BOH FUNDS TRANSFER 123003 031230000390701
                               DO 032859
         -------------------------------------------------------------------------------------------------------
         12-30               ACH Debit                                                               341,199.36
                               HAWAIIAN AIRLINE TAX PMT 031230 -SETT-BOH MAXUS
         -------------------------------------------------------------------------------------------------------
         12-30               Automatic Transfer                                                       90,662.61
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-30               Automatic Transfer                                                        2,708.52
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-30               Automatic Transfer                                                    1,099,744.04
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-30               Automatic Transfer                                                       93,005.30
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-30               Automatic Transfer                                                        1,102.96
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693
         -------------------------------------------------------------------------------------------------------
         12-31               Outgoing Wire Trnsfr                                                    432,000.00
                               BOH FUNDS TRANSFER 123103 031231000314701
                               DO 032932
         -------------------------------------------------------------------------------------------------------
         12-31               Outgoing Wire Trnsfr                                                    375,000.00
                               BOH FUNDS TRANSFER 123103 031231000313701
                               DO 032931
         -------------------------------------------------------------------------------------------------------
         12-31               Outgoing Wire Trnsfr                                                    308,886.75
                               BOH FUNDS TRANSFER 123103 031231000319701
                               DO 032936
         -------------------------------------------------------------------------------------------------------
         12-31               Outgoing Wire Trnsfr                                                    257,934.38
                               BOH FUNDS TRANSFER 123103 031231000316701
                               DO 032935


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 16 of 17
December 31, 2003                                                  0001-028588



         Date                Description                                                           Subtractions
         -------------------------------------------------------------------------------------------------------
         12-31               Outgoing Wire Trnsfr                                                    229,206.65
                               BOH FUNDS TRANSFER 123103 031231000374701
                               DO 032934
         -------------------------------------------------------------------------------------------------------
         12-31               Outgoing Wire Trnsfr                                                     63,523.65
                               BOH FUNDS TRANSFER 123103 031231000315701
                               DO 032933
         -------------------------------------------------------------------------------------------------------
         12-31               Automatic Transfer                                                       60,207.56
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014129
         -------------------------------------------------------------------------------------------------------
         12-31               Automatic Transfer                                                        2,806.11
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001014137
         -------------------------------------------------------------------------------------------------------
         12-31               Automatic Transfer                                                    2,177,229.10
                               TRANSFER TO CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-31               Automatic Transfer                                                       38,091.56
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0001028677
         -------------------------------------------------------------------------------------------------------
         12-31               Automatic Transfer                                                        3,511.02
                               TRANSFER TO CONCENTRATION ACCOUNT
                               0080463693




CREDITS

         Date                Description                                                              Additions
         -------------------------------------------------------------------------------------------------------
         12-16               Automatic Transfer                                                    9,086,244.54
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-16               Automatic Transfer                                                    1,950,012.27
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-17               Automatic Transfer                                                       60,531.92
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-17               Automatic Transfer                                                    3,274,286.27
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-18               Automatic Transfer                                                      587,977.50
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-18               Automatic Transfer                                                    1,381,763.11
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-19               Automatic Transfer                                                    2,092,908.92
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-19               Automatic Transfer                                                    1,464,009.24
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-19               ACH Credit                                                                  670.22
                               HAWAIIAN AIR REVERSAL 031219 -SETT-B HAWNAIR


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 17 of 17
December 31, 2003                                                  0001-028588



         Date                Description                                                              Additions
         -------------------------------------------------------------------------------------------------------
         12-22               Automatic Transfer                                                    4,934,073.98
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-23               Automatic Transfer                                                    2,050,663.40
                               TRANSFER FROM CAT GOV SEC FUND-S
                               00000000800963050
         -------------------------------------------------------------------------------------------------------
         12-23               Automatic Transfer                                                    3,995,936.06
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-24               Automatic Transfer                                                    3,559,940.59
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-26               Automatic Transfer                                                    3,232,445.04
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-29               Automatic Transfer                                                    4,794,422.00
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-30               Automatic Transfer                                                    3,030,612.38
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424
         -------------------------------------------------------------------------------------------------------
         12-31               Automatic Transfer                                                    4,704,396.06
                               TRANSFER FROM CONCENTRATION ACCOUNT
                               0001042424




DAILY BALANCES

         Date                      Amount       Date                   Amount       Date                   Amount
         ---------------------------------      ------------------------------      ------------------------------
         12-15           3,370,436.00           12-19        2,566,096.00           12-26        4,185,822.00
         ---------------------------------      ------------------------------      ------------------------------
         12-16           2,792,101.00           12-22        2,841,165.00           12-29        2,847,226.00
         ---------------------------------      ------------------------------      ------------------------------
         12-17           2,498,261.00           12-23        5,132,643.00           12-30        2,848,149.00
         ---------------------------------      ------------------------------      ------------------------------
         12-18           2,441,457.00           12-24        4,007,658.00           12-31        2,869,265.00
         ---------------------------------      ------------------------------      ------------------------------


          [LOGO OMITTED]   Bank of Hawaii           Statement of Account


          Last statement: November 30, 2003         Account: 0001-042424
          This statement: December 15, 2003         Page 1 of 23
          Total days in statement period: 15        Number of Enclosures: (741)

                                                    Direct inquiries to:
                                                    888-643-3888
          HAWAIIAN AIRLINES INC
          COLLECTION ACCOUNT                        BANK OF HAWAII
          ATTN K RILEY                              P.O. BOX 2900
          CORPORATE BANKING 297                     HONOLULU HI 96846
          BANK OF HAWAII


          ==========================================================================================================
          PUT YOUR BUSINESS  CHECKBOOK IN YOUR WALLET.  THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING
          TO USE AND SAVES YOU MONEY TOO BECAUSE  THERE ARE NO  TRANSACTION  OR ANNUAL FEES,  AND NO PER CHECK FEES!
          YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS.  APPLY FOR A
          CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.
          ==========================================================================================================


Analyzed Business Checking


          Account number                        0001-042424    Beginning balance                               $0.00
          Enclosures                                    741    Total additions                         37,572,175.57
          Low balance                                 $0.00    Total subtractions                      37,572,175.57
                                                                                                       -------------
          Average balance                             $0.00    Ending balance                                   $.00


     DEBITS
          Date                 Description                                                              Subtractions
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposited Item Rtned                                                           211.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposited Item Rtned                                                            52.03
          ----------------------------------------------------------------------------------------------------------
          12-01                Automatic Transfer                                                       8,238,169.16
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposited Item Rtned                                                            64.25
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Debit                                                                       21.23
                                 JCBI HI BKCD M DSC 200311 0001484047
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Debit                                                                       12.71
                                 JCBI HI BKCD M DSC 200312 0001370758
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Debit                                                                        2.05
                                 JCBI HI BKCD M DSC 200312 0001 290923
          ----------------------------------------------------------------------------------------------------------
          12-02                Automatic Transfer                                                       1,747,430.30
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposited Item Rtned                                                            84.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Debit Memo                                                                     210.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Adjustment                                                              20.00
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Debit                                                                       65.98
                                 CLARKE AMERICAN CHK ORDER 031129 Y1 NQ17080351100


         [LOGO OMITTED]   Bank of Hawaii

         HAWAIIAN AIRLINES INC                                                                          Page 2 of 23
         December 15, 2003                                                                               0001-042424

         Date                  Description                                                              Subtractions
         -----------------------------------------------------------------------------------------------------------
         12-03                 ACH Debit                                                                       33.24
                                 CLARKE AMERICAN CHK ORDER 031129 YlPZ15120351100
         -----------------------------------------------------------------------------------------------------------
         12-03                 Automatic Transfer                                                       3,129,505.70
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
         -----------------------------------------------------------------------------------------------------------
         12-04                 Automatic Transfer                                                       1,818,758.55
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
         -----------------------------------------------------------------------------------------------------------
         12-05                 Debit Memo                                                                     140.00
         -----------------------------------------------------------------------------------------------------------
         12-05                 Automatic Transfer                                                       1,121,483.07
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
         -----------------------------------------------------------------------------------------------------------
         12-06                 Automatic Transfer                                                               2.26
                                 FROM ACCT NO. 0006-000673 FROM CD NO.
                                 0000-000001
         -----------------------------------------------------------------------------------------------------------
         12-08                 Deposit Adjustment                                                             100.00
         -----------------------------------------------------------------------------------------------------------
         12-08                 Automatic Transfer                                                       3,702,035.25
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
         -----------------------------------------------------------------------------------------------------------
         12-09                 Deposited Item Rtned                                                           348.74
         -----------------------------------------------------------------------------------------------------------
         12-09                 Debit Memo                                                                     440.00
         -----------------------------------------------------------------------------------------------------------
         12-09                 ACH Debit                                                                       75.00
                                 JCBI HI BKCD DEPST 200312 0001290766
         -----------------------------------------------------------------------------------------------------------
         12-09                 Automatic Transfer                                                         893,877.49
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
         -----------------------------------------------------------------------------------------------------------
         12-10                 ACH Debit                                                                      491.81
                                 CLARKE AMERICAN CHK ORDER 031206 Y1SU98670351100
         -----------------------------------------------------------------------------------------------------------
         12-10                 Automatic Transfer                                                       2,684,749.77
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
         -----------------------------------------------------------------------------------------------------------
         12-11                 Automatic Transfer                                                       1,755,599.06
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
         -----------------------------------------------------------------------------------------------------------
         12-11                 Automatic Transfer                                                           6,199.80
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0034036160
        ------------------------------------------------------------------------------------------------------------
         12-12                 Debit Memo                                                                     120.00
        ------------------------------------------------------------------------------------------------------------
         12-12                 Automatic Transfer                                                       1,604,498.45
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
         -----------------------------------------------------------------------------------------------------------
         12-15                 Deposited Item Rtned                                                            25.00
         -----------------------------------------------------------------------------------------------------------
         12-15                 ACH Debit                                                                      414.56
                                 DISCOVER BUS SVC SETTLEMENT 031212 601101601001736
         -----------------------------------------------------------------------------------------------------------
         12-15                 ACH Debit                                                                       28.96
                                 JCBI HI BKCD M DSC 200312 0001370758
         -----------------------------------------------------------------------------------------------------------
         12-15                 Automatic Transfer                                                      10,866,905.65
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 3 of 23
          December 15, 2003                                                                              0001-042424


     CREDITS
          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-01                Wire Transfer Credit                                                     2,715,385.93
                                 BOH FUNDS TRANSFER 120103 031201000887702
          ----------------------------------------------------------------------------------------------------------
          12-01                Wire Transfer Credit                                                     2,497,548.00
                                 BOH FUNDS TRANSFER 120103 031201001095702
                                 MAIL OF 03/12/01
          ----------------------------------------------------------------------------------------------------------
          12-01                ACH Credit                                                               1,293,642.53
                                 AMERICAN EXPRESS SETTLEMENT 031201 7992400143
          ----------------------------------------------------------------------------------------------------------
          12-01                Wire Transfer Credit                                                       742,953.92
                                 BOH FUNDS TRANSFER 120103 031201000795702
                                 000001995
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000336                       257,084.94
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000335                       210,826.28
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000335                       134,107.65
          ----------------------------------------------------------------------------------------------------------
          12-01                Wire Transfer Credit                                                        87,068.70
                                 BOH FUNDS TRANSFER 120103 031201001214702
          ----------------------------------------------------------------------------------------------------------
          12-01                Wire Transfer Credit                                                        78,266.74
                                 BOH FUNDS TRANSFER 120103 031201000284702
                                 IP11289040270676
          ----------------------------------------------------------------------------------------------------------
          12-01                Wire Transfer Credit                                                        47,223.05
                                 BOH FUNDS TRANSFER 120103 031201000592702
                                 SWF OF 03/12/01
          ----------------------------------------------------------------------------------------------------------
          12-01                ACH Credit                                                                  29,371.46
                                 DISCOVER BUS SVC SETTLEMENT 031127 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-01                Wire Transfer Credit                                                        20,758.24
                                 BOH FUNDS TRANSFER 120103 031201001255702
                                 CA031201026471
          ----------------------------------------------------------------------------------------------------------
          12-01                Wire Transfer Credit                                                        11,313.45
                                 BOH FUNDS TRANSFER 120103 031201000197702
                                 000000000
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         5,319.05
          ----------------------------------------------------------------------------------------------------------
          12-07                Deposit Non Teller                       00000000424                         5,176.75
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         4,219.75
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         2,950.32
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000461                         2,917.01
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         2,774.20
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         2,487.40
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         2,470.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                         2,458.45
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                         2,453.34
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000681                         2,448.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000336                         2,386.55
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         2,385.78
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         2,363.40
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                         2,351.66
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000679                         2,159.68
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000679                         2,143.59
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Adjustment                       00000000424                         2,109.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000681                         1,980.98

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 4 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,845.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                         1,793.70
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                         1,664.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000336                         1,659.71
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,652.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,592.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                         1,535.58
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                         1,521.90
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000681                         1,500.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,498.08
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,363.24
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000335                         1,340.06
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                         1,332.08
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,272.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,215.56
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000461                         1,199.09
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                         1,198.90
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,131.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,128.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Customer Deposit                         00000000445                         1,113.80
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                         1,093.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                         1,017.11
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                           986.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000679                           971.30
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                                                             963.08
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                           935.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                           924.58
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           906.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           903.47
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000679                           894.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           883.20
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                           854.60
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000451                           814.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000336                           783.83
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           750.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000681                           731.63
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                           721.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           680.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                           665.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000451                           648.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                           608.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           606.79
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000451                           519.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000422                           500.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           478.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000461                           471.79
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           438.79
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                           430.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                           421.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000422                           419.10
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000442                           402.09
          ----------------------------------------------------------------------------------------------------------

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 5 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           400.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           396.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000451                           396.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000452                           394.41
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                           385.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                           376.26
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           365.00
          ----------------------------------------------------------------------------------------------------------
          12-01                ACH Credit                                                                     355.00
                                 KAHULUI PAX NO 4 TELECHECK 031201 05771405
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           320.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000679                           305.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           281.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           280.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000452                           277.04
          ----------------------------------------------------------------------------------------------------------
          12-01                Customer Deposit                         00000000445                           272.58
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           262.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000441                           245.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000451                           238.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000462                           236.35
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           230.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           197.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           194.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           175.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Customer Deposit                         00000000444                           167.88
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000461                           150.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           150.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                           140.50
          ----------------------------------------------------------------------------------------------------------
          12-01                ACH Credit                                                                     132.58
                                 KAUAI PASSENGER TELECHECK 031201 05764731
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000432                           125.29
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000451                           125.00
          ----------------------------------------------------------------------------------------------------------
          12-01                ACH Credit                                                                     116.00
                                 KONA KEAHOLE STA TELECHECK 031201 05781606
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000681                            86.39
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                            80.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                            73.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Customer Deposit                         00000000445                            64.50
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000335                            63.07
          ----------------------------------------------------------------------------------------------------------
          12-01                Customer Deposit                         00000000444                            53.70
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000442                            50.66
          ----------------------------------------------------------------------------------------------------------
          12-01                ACH Credit                                                                      50.00
                                 HILO PASSENGER 4 TELECHECK 031201 05781604
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                            35.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                            29.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Customer Deposit                         00000000444                            20.40
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000679                            15.10
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                             5.00
          ----------------------------------------------------------------------------------------------------------
          12-01                Customer Deposit                         00000000445                             3.22
          ----------------------------------------------------------------------------------------------------------
          12-01                Deposit Non Teller                       00000000424                             2.50


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 6 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-02                Automatic Transfer                                                          25,856.31
                                 TRANSFER FROM CONCENTRATION ACCOUNT
                                 0034036160
          ----------------------------------------------------------------------------------------------------------
          12-02                Wire Transfer Credit                                                     1,114,467.26
                                 BOH FUNDS TRANSFER 120203 03120200041 0702
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000335                       361,378.76
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000336                        76,253.30
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000336                        55,534.80
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000335                        33,198.96
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000335                        18,742.47
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         4,799.50
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         4,727.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000441                         3,358.74
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000422                         3,253.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000432                         2,372.28
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         2,328.66
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000441                         2,285.75
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         2,258.22
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         2,230.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         2,013.68
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000432                         1,963.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         1,882.44
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000679                         1,693.05
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         1,673.50
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000461                         1,625.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000679                         1,401.92
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000335                         1,350.00
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                   1,347.00
                                 KAUAI PASSENGER TELECHECK 031202 05764731
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000451                         1,249.68
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000461                         1,224.50
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                         1,150.50
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000462                         1,083.98
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000461                         1,079.38
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000461                         1,015.82
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                     922.29
                                 HILO PASSENGER 4 TELECHECK 031202 05781604
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000679                           862.08
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                           820.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                           746.93
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                     745.00
                                 JCBI HI BKCD DEPST 200311 0001484047
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                           726.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000441                           545.00
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                     524.06
                                 ALA MOANA TICKET TELECHECK 031202 05712517
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000422                           523.20
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                           478.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                           450.00
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                     447.00
                                 HILO SALES 636 TELECHECK 031202 05781608


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 7 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                     445.90
                                 JCBI HI BKCD DEPST 200312 0001370758
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000441                           445.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000681                           430.98
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000422                           416.15
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000451                           389.00
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                     323.00
                                 ALA MOANA TICKET TELECHECK 031202 05712517
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000442                           263.41
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000336                           237.26
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000461                           235.50
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                     221.88
                                 KAUAI PASSENGER TELECHECK 031202 05764731
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000432                           210.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                           140.00
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                     130.00
                                 KAHULUI PAX NO 4 TELECHECK 031202 05771405
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000681                           104.87
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000432                           104.29
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                           104.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000461                           100.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                            95.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000335                            93.66
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                            80.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000422                            76.92
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                      72.00
                                 JCBI HIBKCD DEPST 200312 0001290923
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                            65.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                            60.00
          ----------------------------------------------------------------------------------------------------------
          12-02                ACH Credit                                                                      56.20
                                 MOLOKAI STATION TELECHECK 031202 05771408
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                            27.50
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                            10.00
          ----------------------------------------------------------------------------------------------------------
          12-02                Deposit Non Teller                       00000000424                             5.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Wire Transfer Credit                                                     1,933,999.63
                                 BOH FUNDS TRANSFER 120303 031203000514702
                                 ARC 173
          ----------------------------------------------------------------------------------------------------------
          12-03                Wire Transfer Credit                                                       903,356.92
                                 BOH FUNDS TRANSFER 120303 031203000556702
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000335                        56,745.21
          ----------------------------------------------------------------------------------------------------------
          12-03                Wire Transfer Credit                                                        49,758.57
                                 BOH FUNDS TRANSFER 120303 031203000280702
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                  29,056.36
                                 DISCOVER BUS SVC SETTLEMENT 031202 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                  26,756.27
                                 DISCOVER BUS SVC SETTLEMENT 031202 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000335                        24,801.09
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                  20,203.03
                                 DISCOVER BUS SVC SETTLEMENT 031202 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                  17,417.57
                                 DISCOVER BUS SVC SETTLEMENT 031202 601101601001736

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 8 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                  16,223.00
                                 DISCOVER BUS SVC SETTLEMENT 031202 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                         4,747.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000681                         3,821.92
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000655                         3,806.50
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                   3,056.34
                                 ALA MOANA TICKET TELECHECK 031203 05712517
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000441                         2,912.84
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000681                         2,736.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000681                         2,544.00
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                   2,314.96
                                 KAUAI PASSENGER TELECHECK 031203 05764731
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                   1,766.58
                                 KAHULUI PAX NO 4 TELECHECK 031203 05771405
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000452                         1,693.04
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000335                         1,691.47
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000461                         1,387.39
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                         1,316.51
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000679                         1,255.19
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000432                         1,227.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                         1,061.38
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000461                         1,008.58
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000432                           875.58
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                     837.29
                                 KONA KEAHOLE STA TELECHECK 031203 05781606
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           674.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           673.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           616.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000452                           600.11
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000451                           580.16
          ----------------------------------------------------------------------------------------------------------
          12-03                Customer Deposit                         00000000445                           558.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           557.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           539.38
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000461                           517.01
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000462                           502.21
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           500.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000441                           461.40
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000442                           424.74
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           423.90
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000679                           392.99
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000461                           365.26
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           341.87
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000441                           304.90
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           298.00
          ----------------------------------------------------------------------------------------------------------
          12-03                ACH Credit                                                                     286.00
                                 HILO PASSENGER 4 TELECHECK 031203 05781604
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           273.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000451                           271.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           268.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000441                           257.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           190.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 9 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           178.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                           149.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000462                           129.99
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000432                            91.28
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                            65.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                            25.50
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000424                            20.00
          ----------------------------------------------------------------------------------------------------------
          12-03                Deposit Non Teller                       00000000679                             5.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Wire Transfer Credit                                                       854,924.85
                                 BOH FUNDS TRANSFER 120403 031204000536702
          ----------------------------------------------------------------------------------------------------------
          12-04                Wire Transfer Credit                                                       699,985.00
                                 BOH FUNDS TRANSFER 120403 031204000059702
                                 245TTJ-20200520
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000335                       136,975.14
          ----------------------------------------------------------------------------------------------------------
          12-04                ACH Credit                                                                  18,953.84
                                 DISCOVER BUS SVC SETTLEMENT 031203 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000335                        18,120.30
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000681                        11,538.32
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000681                         8,196.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Wire Transfer Credit                                                         7,920.45
                                 BOH FUNDS TRANSFER 120403 031202000215702
                                 100471389928
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000652                         5,389.56
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                         4,025.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                         3,760.24
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000634                         3,652.50
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                         3,268.78
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                         2,705.89
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                         2,652.47
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                         2,571.87
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000335                         2,478.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000461                         2,265.90
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                         2,190.48
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000441                         2,003.04
          ----------------------------------------------------------------------------------------------------------
          12-04                Customer Deposit                         00000000636                         1,859.42
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000441                         1,567.10
          ----------------------------------------------------------------------------------------------------------
          12-04                ACH Credit                                                                   1,553.16
                                 ALA MOANA TICKET TELECHECK 031204 05712517
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                         1,545.74
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000634                         1,389.50
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000679                         1,378.88
          ----------------------------------------------------------------------------------------------------------
          12-04                Customer Deposit                         00000000636                         1,320.56
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000681                         1,202.34
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000442                           889.23
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000451                           888.50
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000335                           798.67
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000461                           775.58
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000679                           768.07
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000451                           647.50
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000679                           568.50
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000441                           546.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                      Page 10 of 23
          December 15, 2003                                                                            0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           541.94
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000441                           535.00
          ----------------------------------------------------------------------------------------------------------
          12-04                ACH Credit                                                                     456.10
                                 HILO PASSENGER 4 TELECHECK 031204 05781604
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           455.82
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000336                           432.90
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           427.80
          ----------------------------------------------------------------------------------------------------------
          12-04                ACH Credit                                                                     395.62
                                 KONA KEAHOLE STA TELECHECK 031204 05781606
          ----------------------------------------------------------------------------------------------------------
          12-04                Customer Deposit                         00000000636                           390.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           379.38
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000422                           376.77
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           331.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           330.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000336                           301.63
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           274.08
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000432                           273.03
          ----------------------------------------------------------------------------------------------------------
          12-04                Customer Deposit                         00000000636                           186.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000679                           168.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000452                           155.77
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           155.00
          ----------------------------------------------------------------------------------------------------------
          12-04                ACH Credit                                                                     149.00
                                 KAUAI PASSENGER TELECHECK 031204 05764731
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000432                           140.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                           136.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000422                           110.97
          ----------------------------------------------------------------------------------------------------------
          12-04                Credit Memo                              00000000441                           100.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Customer Deposit                         00000000444                            98.94
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000422                            93.67
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000336                            60.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000332                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-04                Deposit Non Teller                       00000000424                            12.75
          ----------------------------------------------------------------------------------------------------------
          12-05                Automatic Transfer                                                          84,161.13
                                 TRANSFER FROM CONCENTRATION ACCOUNT
                                 0034036160
          ----------------------------------------------------------------------------------------------------------
          12-05                Wire Transfer Credit                                                       867,337.90
                                 BOH FUNDS TRANSFER 120503 031205000591702
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000335                        24,147.94
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                  23,798.44
                                 DISCOVER BUS SVC SETTLEMENT 031204 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000335                        22,841.23
          ----------------------------------------------------------------------------------------------------------
          12-05                Wire Transfer Credit                                                        19,177.50
                                 BOH FUNDS TRANSFER 120503 031205000110702
                                 029-OTT-319605
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                  17,416.92
                                 USPS ST. LOUIS CONTRACTS 031205
                                 990042880EA0000
          ----------------------------------------------------------------------------------------------------------
          12-05                Wire Transfer Credit                                                         7,610.02
                                 BOH FUNDS TRANSFER 120503 031205000267702
                                 ARC 173
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         4,942.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 11 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                   3,796.08
                                 USPS ST. LOUIS CONTRACTS 031205
                                 990042880EA0000
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000441                         3,202.16
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000681                         3,100.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000679                         3,014.39
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         2,687.66
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         2,633.54
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         2,515.08
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000679                         2,335,39
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000432                         2,156.50
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000441                         2,110.62
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000461                         2,014.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         1,773.40
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000432                         1,590.34
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         1,525.92
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         1,309.66
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                   1,253.50
                                 KAHULUI PAX NO 4 TELECHECK 031205 05771405
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         1,210.22
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000462                         1,113.71
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                   1,106.60
                                 ALA MOANA TICKET TELECHECK 031205 05712517
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                         1,011.50
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                           933.50
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000679                           771.53
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000461                           703.94
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000451                           698.01
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                     664.00
                                 EQUIVA PAYMENTS 031205 02232000145082
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000441                           547.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                           532.50
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000451                           407.80
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000442                           395.64
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000681                           386.58
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000681                           346.24
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                     328.00
                                 KAUAI PASSENGER TELECHECK 031205 05764731
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                     300.50
                                 KONA KEAHOLE STA TELECHECK 031205 05781606
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000441                           270.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000335                           243.71
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                     230.00
                                 HAWAIIAN VAC SEC FEES 120403
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                           220.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000452                           207.77
          ----------------------------------------------------------------------------------------------------------
          12-05                ACH Credit                                                                     136.00
                                 HILO PASSENGER 4 TELECHECK 031205 05781604
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000432                           109.57
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                            98.50
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000681                            61.30


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 12 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                            30.50
          ----------------------------------------------------------------------------------------------------------
          12-06                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000335                            19.38
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                            12.75
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                             5.00
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                             2.50
          ----------------------------------------------------------------------------------------------------------
          12-05                Deposit Non Teller                       00000000424                             2.50
          ----------------------------------------------------------------------------------------------------------
          12-06                Interest Transfer                                                                2.26
                                 FROM ACCT NO. 0006-000673 FROM CD NO.
                                 0000-000001
          ----------------------------------------------------------------------------------------------------------
          12-08                Wire Transfer Credit                                                     1,994,945.87
                                 BOH FUNDS TRANSFER 120803 031208000537702
          ----------------------------------------------------------------------------------------------------------
          12-08                ACH Credit                                                                 985,133.93
                                 AMERICAN EXPRESS SETTLEMENT 031208 7992400143
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000336                       215,118.39
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000335                       212,627.06
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000335                       117,178.10
          ----------------------------------------------------------------------------------------------------------
          12-08                Wire Transfer Credit                                                        34,740.58
                                 BOH FUNDS TRANSFER 120803 031208000680702
          ----------------------------------------------------------------------------------------------------------
          12-08                ACH Credit                                                                  17,374.17
                                 DISCOVER BUS SVC SETTLEMENT 031206 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                         6,449.56
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000681                         5,099.58
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         4,942.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         4,592.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         4,363.14
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         4,260.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                         4,008.26
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000432                         3,846.80
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000679                         3,716.90
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000634                         3,428.68
          ----------------------------------------------------------------------------------------------------------
          12-08                ACH Credit                                                                   3,428.67
                                 AIRLINES REPORTI PAYABLES 120503 A173
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                         3,300.54
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         2,860.52
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         2,782.60
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         2,576.46
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         2,342.44
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         2,336.98
          ----------------------------------------------------------------------------------------------------------
          12-08                ACH Credit                                                                   2,316.08
                                 KAHULUI PAX NO 4 TELECHECK 031208 05771405
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         2,264.72
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         2,123.18
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000634                         1,860.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,777.66
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,734.08
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,704.24
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,624.90

           [LOGO OMITTED]   Bank of Hawaii

           HAWAIIAN AIRLINES INC                                                                      Page 13 of 23
           December 15, 2003                                                                            0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-08                ACH Credit                                                                   1,586.54
                                 ALA MOANA TICKET TELECHECK 031208 05712517
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000335                         1,512.73
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,492.66
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000681                         1,445.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000432                         1,410.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                         1,406.16
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,348.16
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,320.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000679                         1,294.80
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000679                         1,234.72
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,222.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                         1,147.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                         1,092.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000335                         1,034.97
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                         1,011.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           983.44
          ----------------------------------------------------------------------------------------------------------
          12-08                ACH Credit                                                                     978.58
                                 KAUAI PASSENGER TELECHECK 031208 05764731
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           952.58
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000442                           879.53
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000634                           810.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                           810.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           793.72
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000634                           771.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000422                           758.11
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000451                           753.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           745.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000451                           732.40
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000451                           705.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000422                           693.14
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                           677.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           657.66
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           614.16
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           571.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000432                           537.60
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000451                           537.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                           537.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           536.75
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000679                           505.29
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           500.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           489.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           464.08
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000445                           433.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000445                           417.77
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           400.14
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                           380.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000442                           352.84
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                           350.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           325.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000679                           317.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 14 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000452                           314.59
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000445                           292.16
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           250.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           250.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           250.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000441                           240.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           232.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           230.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000451                           211.50
          ----------------------------------------------------------------------------------------------------------
          12-08                ACH Credit                                                                     209.00
                                 KONA KEAHOLE STA TELECHECK 031208 05781606
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           189.50
          ----------------------------------------------------------------------------------------------------------
          12-08                ACH Credit                                                                     180.00
                                 HILO PASSENGER 4 TELECHECK 031208 05781604
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000335                           166.53
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           160.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000679                           150.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000444                           142.80
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000444                           136.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000444                           131.87
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                           127.10
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000422                           113.03
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000422                            99.91
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                            93.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000452                            75.91
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                            70.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000445                            58.75
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000444                            58.62
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                            50.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000451                            42.50
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000445                            40.80
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000445                            33.16
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                            20.40
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000424                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-08                Customer Deposit                         00000000444                             2.50
          ----------------------------------------------------------------------------------------------------------
          12-09                Automatic Transfer                                                          22,607.70
                                 TRANSFER FROM CONCENTRATION ACCOUNT
                                 0034036160
          ----------------------------------------------------------------------------------------------------------
          12-09                Wire Transfer Credit                                                       675,730.51
                                 BOH FUNDS TRANSFER 120903 031209000523702
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000335                        49,831.08
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                  41,919.43
                                 DISCOVER BUS SVC SETTLEMENT 031206 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000335                        36,519.15
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                         5,244.10


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 15 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000681                         3,617.34
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                         3,430.10
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000655                         2,550.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000441                         2,466.58
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                         2,409.70
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000679                         2,296.06
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                         2,138.08
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000461                         2,115.56
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                   2,046.56
                                 ALA MOANA TICKET TELECHECK 031209 05712517
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                   1,901.10
                                 ALA MOANA TICKET TELECHECK 031209 05712517
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000655                         1,894.50
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000634                         1,829.00
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                   1,710.00
                                 KAHULUI PAX NO 4 TELECHECK 031209 05771405
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000679                         1,539.58
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                         1,533.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                         1,477.36
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                   1,313.58
                                 KONA KEAHOLE STA TELECHECK 031209 05781606
          ----------------------------------------------------------------------------------------------------------
          12-09                Customer Deposit                         00000000424                         1,313.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                         1,277.94
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000461                         1,269.88
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                   1,237.26
                                 LANAI STATION 44 TELECHECK 031209 05771409
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000679                         1,228.46
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                         1,202.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Customer Deposit                         00000000631                         1,197.50
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000655                         1,100.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000634                           991.54
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           957.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000461                           950.16
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     911.10
                                 KAUAI PASSENGER TELECHECK 031209 05764731
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000652                           849.45
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000422                           843.91
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000681                           721.60
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000441                           586.88
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000461                           574.50
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     563.08
                                 KAHULUI PAX NO 4 TELECHECK 031209 05771405
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000422                           548.77
          ----------------------------------------------------------------------------------------------------------
          12-09                Customer Deposit                         00000000335                           500.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           494.14
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           494.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000634                           440.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000461                           426.41
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     421.50
                                 HILO PASSENGER 4 TELECHECK 031209 05781604

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 16 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     398.00
                                 KAUAI PASSENGER TELECHECK 031209 05764731
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     394.50
                                 KAHULUI PAX NO 4 TELECHECK 031209 05771405
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000461                           390.50
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000462                           364.44
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           340.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000451                           335.00
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     292.18
                                 KONA KEAHOLE STA TELECHECK 031209 05781606
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           268.50
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           250.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           248.38
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     239.00
                                 KAUAI PASSENGER TELECHECK 031209 05764731
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000441                           235.00
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     197.00
                                 HILO PASSENGER 4 TELECHECK 031209 05781604
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000441                           195.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Customer Deposit                         00000000335                           181.55
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                     180.00
                                 HILO PASSENGER 4 TELECHECK 031209 05781604
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000432                           167.33
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000681                           166.72
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           150.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                           125.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000452                           122.84
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                            75.00
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                      50.00
                                 KONA KEAHOLE STA TELECHECK 031209 05781606
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                            50.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000442                            33.46
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-09                Deposit Non Teller                       00000000424                            19.54
          ----------------------------------------------------------------------------------------------------------
          12-09                ACH Credit                                                                       2.14
                                 JCBI HI BKCD M DSC 200312 0001290766
          ----------------------------------------------------------------------------------------------------------
          12-10                Automatic Transfer                                                          34,856.12
                                 TRANSFER FROM CONCENTRATION ACCOUNT
                                 0034036160
          ----------------------------------------------------------------------------------------------------------
          12-10                Wire Transfer Credit                                                     1,551,270.58
                                 BOH FUNDS TRANSFER 121003 031210000448702
                                 ARC 173
          ----------------------------------------------------------------------------------------------------------
          12-10                Wire Transfer Credit                                                       762,995.98
                                 BOH FUNDS TRANSFER 121003 031210000566702
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000336                       137,426.38
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000335                        34,775.02
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000335                        33,103.50
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                  23,892.41
                                 DISCOVER BUS SVC SETTLEMENT 031209 601101601001736

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 17 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                  19,424.86
                                 DISCOVER BUS SVC SETTLEMENT 031209 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                  17,805.20
                                 DISCOVER BUS SVC SETTLEMENT 031209 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000681                         9,661.44
          ----------------------------------------------------------------------------------------------------------
          12-10                Customer Deposit                         00000000636                         4,960.32
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000681                         4,836.32
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                         4,432.14
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000336                         3,961.69
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                         2,993.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000681                         2,940.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                         2,810.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000335                         2,726.40
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000441                         2,110.78
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000634                         1,982.31
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                         1,892.99
          ----------------------------------------------------------------------------------------------------------
          12-10                Customer Deposit                         00000000636                         1,859.10
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000681                         1,759.82
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000634                         1,634.58
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000441                         1,584.38
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000461                         1,574.26
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000336                         1,338.95
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000461                         1,321.76
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                         1,301.26
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                   1,260.50
                                 ALA MOANA TICKET TELECHECK 031210 05712517
          ----------------------------------------------------------------------------------------------------------
          12-10                Customer Deposit                         00000000636                         1,063.92
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000679                           957.48
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           904.16
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                     720.00
                                 KAUAI PASSENGER TELECHECK 031210 05764731
          ----------------------------------------------------------------------------------------------------------
          12-10                Customer Deposit                         00000000445                           558.50
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000451                           557.50
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           464.29
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           432.46
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000442                           387.96
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           385.23
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000679                           384.00
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                     346.18
                                 KONA KEAHOLE STA TELECHECK 031210 05781606
          ----------------------------------------------------------------------------------------------------------
          12-10                Customer Deposit                         00000000636                           336.50
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                     326.00
                                 EQUIVA PAYMENTS 031210 02232000145622
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           287.50
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           265.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           242.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           240.50
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                     233.75
                                 HILO PASSENGER 4 TELECHECK 031210 05781604
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000679                           214.80
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000432                           197.80

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 18 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000451                           187.50
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000452                           157.34
          ----------------------------------------------------------------------------------------------------------
          12-10                ACH Credit                                                                     156.88
                                 HILO SALES 636 TELECHECK 031210 05781608
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000451                           105.25
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                           100.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000441                            95.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000441                            85.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000336                            74.78
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                            69.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                            56.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                            27.50
          ----------------------------------------------------------------------------------------------------------
          12-10                Customer Deposit                         00000000444                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-10                Deposit Non Teller                       00000000461                            14.75
          ----------------------------------------------------------------------------------------------------------
          12-10                Customer Deposit                         00000000445                             5.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Wire Transfer Credit                                                       849,569.68
                                 BOH FUNDS TRANSFER 121103 031211000591702
          ----------------------------------------------------------------------------------------------------------
          12-11                Wire Transfer Credit                                                       713,531.59
                                 BOH FUNDS TRANSFER 121103 031211000050702
                                 INCPT000002051
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000335                        99,163.48
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000335                        34,347.47
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000681                         8,037.52
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000335                         5,281.71
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                         5,195.82
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000681                         4,614.96
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000422                         4,249.72
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000634                         3,615.58
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                         3,471.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000655                         2,638.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000655                         2,476.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000441                         2,283.54
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                         2,005.54
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000441                         1,959.50
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000679                         1,612.30
          ----------------------------------------------------------------------------------------------------------
          12-11                ACH Credit                                                                   1,500.38
                                 ALA MOANA TICKET TELECHECK 031211 05712517
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                         1,468.48
          ----------------------------------------------------------------------------------------------------------
          12-11                ACH Credit                                                                   1,401.80
                                 HILO SALES 636 TELECHECK 031211 06781608
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000461                         1,243.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000634                         1,178.50
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                         1,018.58
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                         1,001.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000461                           762.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           730.50

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 19 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           561.50
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000442                           509.18
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           498.50
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           460.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000422                           443.84
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           400.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000679                           400.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           379.50
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000441                           322.00
          ----------------------------------------------------------------------------------------------------------
          12-11                ACH Credit                                                                     307.50
                                 HILO PASSENGER 4 TELECHECK 03121 1 05781604
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000422                           304.33
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000679                           298.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000681                           284.91
          ----------------------------------------------------------------------------------------------------------
          12-11                ACH Credit                                                                     247.00
                                 KONA KEAHOLE STA TELECHECK 031211 05781606
          ----------------------------------------------------------------------------------------------------------
          12-11                ACH Credit                                                                     238.58
                                 KAUAI PASSENGER TELECHECK 031211 05764731
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           235.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           235.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                           221.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000461                           205.51
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000432                           175.58
          ----------------------------------------------------------------------------------------------------------
          12-11                Customer Deposit                         00000000445                           150.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000634                           120.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000441                           115.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000335                            95.65
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                            74.50
          ----------------------------------------------------------------------------------------------------------
          12-11                ACH Credit                                                                      61.00
                                 HONOLULU STN PAX TELECHECK 031211 05712512
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                            49.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                            30.00
          ----------------------------------------------------------------------------------------------------------
          12-11                Deposit Non Teller                       00000000424                            19.13
          ----------------------------------------------------------------------------------------------------------
          12-12                Automatic Transfer                                                          22,128.06
                                 TRANSFER FROM CONCENTRATION ACCOUNT
                               0034036 160
          ----------------------------------------------------------------------------------------------------------
          12-12                Wire Transfer Credit                                                       842,248.41
                                 BOH FUNDS TRANSFER 121203 031212000610702
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000336                       276,398.07
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000681                       144,023.84
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000335                        67,170.65
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000336                        61,074.33
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000335                        56,330.47
          ----------------------------------------------------------------------------------------------------------
          12-12                ACH Credit                                                                  24,056.06
                                 USPS ST. LOUIS CONTRACTS 031212
                                 990042880EA0000
          ----------------------------------------------------------------------------------------------------------
          12-12                ACH Credit                                                                  18,534.51
                                 DISCOVER BUS SVC SETTLEMENT 031211 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-12                ACH Credit                                                                  13,041.11
                                 DISCOVER BUS SVC SETTLEMENT 031211 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000681                        12,706.14

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 20 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-12                Wire Transfer Credit                                                         6,062.85
                                 BOH FUNDS TRANSFER 121203 031212000090702
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000652                         5,495.06
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000681                         5,127.10
          ----------------------------------------------------------------------------------------------------------
          12-12                ACH Credit                                                                   4,530.72
                                 USPS ST. LOUIS CONTRACTS 031212
                                 990042880EA0000
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                         3,794.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000441                         3,742.31
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000681                         3,427.64
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                         3,078.44
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                         2,620.14
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000451                         2,543.76
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                         2,149.16
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000679                         1,790.06
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000652                         1,398.75
          ----------------------------------------------------------------------------------------------------------
          12-12                ATM Deposit                              00000000634                         1,282.59
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000679                         1,123.77
          ----------------------------------------------------------------------------------------------------------
          12-12                ATM Deposit                              00000000634                         1,092.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000422                         1,062.02
          ----------------------------------------------------------------------------------------------------------
          12-12                ACH Credit                                                                   1,011.08
                                 KAUAI PASSENGER TELECHECK 031212 05764731
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000336                           969.75
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           928.64
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           923.50
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000461                           879.51
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           860.50
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000451                           706.00
          ----------------------------------------------------------------------------------------------------------
          12-12                ACH Credit                                                                     653.66
                                 ALA MOANA TICKET TELECHECK 031212 05712517
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000441                           630.88
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000442                           592.67
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           573.24
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           536.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000422                           534.70
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           516.50
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000441                           502.00
          ----------------------------------------------------------------------------------------------------------
          12-12                ACH Credit                                                                     500.00
                                 KONA KEAHOLE STA TELECHECK 031212 05781606
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000461                           494.50
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           493.50
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           487.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000452                           474.84
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000451                           412.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000441                           325.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Taller                       00000000424                           320.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000451                           289.58
          ----------------------------------------------------------------------------------------------------------
          12-12                ACH Credit                                                                     276.14
                                 KAHULUI PAX NO 4 TELECHECK 031212 05771405
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000681                           241.62
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000461                           209.03

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 21 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           195.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           171.32
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           138.50
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000452                           130.57
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000679                           127.24
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                           105.00
          ----------------------------------------------------------------------------------------------------------
          12-12                ATM Deposit                              00000000432                            91.73
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                            90.00
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                            74.50
          ----------------------------------------------------------------------------------------------------------
          12-12                Customer Deposit                         00000000444                            40.80
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Adjustment                       00000000422                            38.34
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                            20.40
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000336                            18.01
          ----------------------------------------------------------------------------------------------------------
          12-12                Deposit Non Teller                       00000000424                             3.18
          ----------------------------------------------------------------------------------------------------------
          12-15                Wire Transfer Credit                                                     5,000,000.00
                                 BOH FUNDS TRANSFER 121503 031215001263702
                                 MAESTRO
          ----------------------------------------------------------------------------------------------------------
          12-15                Wire Transfer Credit                                                     1,967,938.77
                                 BOH FUNDS TRANSFER 121503 031215001005702
          ----------------------------------------------------------------------------------------------------------
          12-15                ACH Credit                                                              1,112, 345.10
                                 AMERICAN EXPRESS SETTLEMENT 031215 7992400143
          ----------------------------------------------------------------------------------------------------------
          12-15                Wire Transfer Credit                                                     1,021,445.00
                                 BOH FUNDS TRANSFER 121503 031215001626702
                                 MAIL OF 03/12/15
          ----------------------------------------------------------------------------------------------------------
          12-15                Wire Transfer Credit                                                      794, 840.64
                                 BOH FUNDS TRANSFER 121503 031215001086702
                                 000002033
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000335                       294,576.11
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000335                      161, 993.83
          ----------------------------------------------------------------------------------------------------------
          12-15                Wire Transfer Credit                                                       147,069.11
                                 BOH FUNDS TRANSFER 121503 031215000063702
          ----------------------------------------------------------------------------------------------------------
          12-15                Wire Transfer Credit                                                        90,171.59
                                 BOH FUNDS TRANSFER 121503 031215001603702
                                 01031215003612RN
          ----------------------------------------------------------------------------------------------------------
          12-15                Wire Transfer Credit                                                        88,132.93
                                 BOH FUNDS TRANSFER 121503 031215001739702
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000681                        42,751.00
          ----------------------------------------------------------------------------------------------------------
          12-15                Wire Transfer Credit                                                        23,348.60
                                 BOH FUNDS TRANSFER 121503 031215001703702
          ----------------------------------------------------------------------------------------------------------
          12-15                ACH Credit                                                                  21,190.07
                                 DISCOVER BUS SVC SETTLEMENT 031212 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000681                        11,316.16
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         4,756.85
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         4,689.00
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         4,162.10
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000679                         3,957.30
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         3,936.00
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000679                         3,863.10
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000681                         3,625.58
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000681                         3,550.16
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         3,184.16

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 22 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         3,125.69
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000461                         2,652.44
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                         2,627.99
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         2,508.12
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         2,481.00
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         2,257.12
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                         2,043.58
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,976.06
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,719.16
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                         1,712.38
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,304.38
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,269.58
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,261.24
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                         1,135.00
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,092.38
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                         1,053.75
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,046.50
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,029.30
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                         1,022.52
          ----------------------------------------------------------------------------------------------------------
          12-15                ACH Credit                                                                   1,016.29
                                 JCBI HI BKCD DEPST 200312 0001370758
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000336                           924.71
          ----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           874.20
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                           864.16
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                         00000000424                           808.58
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           727.58
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           720.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           712.86
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                           710.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                         00000000424                           613.16
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           595.78
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000679                           588.50
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000442                           584.27
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                           567.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           549.50
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Telier                       00000000679                           494.00
         -----------------------------------------------------------------------------------------------------------
          12-15                ACH Credit                                                                     485.00
                                 KAUAI PASSENGER TELECHECK 031215 05764731
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                           485.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           483.38
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           470.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           453.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           433.16
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                         00000000424                           426.30
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                           409.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           399.48
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                           398.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           360.00
         -----------------------------------------------------------------------------------------------------------
          12-15                ACH Credit                                                                     354.56
                                 ALA MOANA TICKET TELECHECK 031215 05712517
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                                                               331.58

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 23 of 23
          December 15, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           330.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           325.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           310.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           305.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Adjustment                       00000000679                           300.00
         -----------------------------------------------------------------------------------------------------------
          12-15                ACH Credit                                                                     285.50
                                 HONOLULU STN PAX TELECHECK 031215 05712512
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           280.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                         00000000444                           275.66
         -----------------------------------------------------------------------------------------------------------
          12-15                ACH Credit                                                                     221.00
                                 HILO PASSENGER 4 TELECHECK 031215 05781604
         -----------------------------------------------------------------------------------------------------------
          12-15                ACH Credit                                                                     209.00
                                 KONA KEAHOLE STA TELECHECK 031215 05781606
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           209.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000461                           164.15
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000442                           142.39
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                         00000000445                           139.30
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000441                           130.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                           122.84
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                            90.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                            84.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000679                            79.50
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                            60.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                            45.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                         00000000445                            40.80
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                            39.08
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                         00000000444                            35.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Customer Deposit                         00000000444                            31.55
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                            30.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                            30.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                            20.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000336                            15.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000336                            15.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000679                             5.00
         -----------------------------------------------------------------------------------------------------------
          12-15                Deposit Non Teller                       00000000424                             5.00

     DAILY BALANCES
          Date                  Amount            Date               Amount            Date              Amount
          ----------------------------            -------------------------            ------------------------
          11-30                   0.00            12-05                0.00            12-11               0.00
          12-01                   0.00            12-06                0.00            12-12               0.00
          12-02                   0.00            12-08                0.00            12-15               0.00
          12-03                   0.00            12-09                0.00
          12-04                   0.00            12-10                0.00

          [LOGO OMITTED]   Bank of Hawaii           Statement of Account


          Last statement: December 15, 2003         Account: 0001-042424
          This statement: December 31, 2003         Page 1 of 23
          Total days in statement period: 16        Number of Enclosures: (707)

                                                    Direct inquiries to:
                                                    888-643-3888
          HAWAIIAN AIRLINES INC
          COLLECTION ACCOUNT                        BANK OF HAWAII
          PO BOX 29906                              P.O. BOX 2900
          HONOLULU, HI 96820                        HONOLULU HI 96846



         ===========================================================================================================
          PUT YOUR BUSINESS  CHECKBOOK IN YOUR WALLET.  THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING
          TO USE AND SAVES YOU MONEY TOO BECAUSE  THERE ARE NO  TRANSACTION  OR ANNUAL FEES,  AND NO PER CHECK FEES!
          YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS.  APPLY FOR A
          CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.
         ===========================================================================================================

Analyzed Business Checking

          Account number                        0001-042424    Beginning balance                               $0.00
          Enclosures                                    707    Total additions                         36,328,650.60
          Low balance                                 $0.00    Total subtractions                      36,328,650.60
                                                                                                       -------------
          Average balance                             $0.00    Ending balance                                   $.00
     DEBITS


          Date                Description                                                               Subtractions
          ----------------------------------------------------------------------------------------------------------
          12-16               Debit Memo                                                                      220.00
          ----------------------------------------------------------------------------------------------------------
          12-16               Automatic Transfer                                                        1,950,012.27
                                TRANSFER TO CONCENTRATION ACCOUNT
                                0001028588
          ----------------------------------------------------------------------------------------------------------
          12-17               Deposited Item Rtned                                                            125.58
          ----------------------------------------------------------------------------------------------------------
          12-17               Debit Memo                                                                      140.00
          ----------------------------------------------------------------------------------------------------------
          12-17               Deposit Adjustment                                                               50.00
          ----------------------------------------------------------------------------------------------------------
          12-17               ACH Debit                                                                        65.98
                                CLARKE AMERICAN CHK ORDER 031213 Y1QS46190351100
          ----------------------------------------------------------------------------------------------------------
          12-17               ACH Debit                                                                        65.98
                                CLARKE AMERICAN CHK ORDER 031213 Y1X146480351100
          ----------------------------------------------------------------------------------------------------------
          12-17               Automatic Transfer                                                        3,274,286.27
                                TRANSFER TO CONCENTRATION ACCOUNT
                                0001028588
          ----------------------------------------------------------------------------------------------------------
          12-18               Deposited Item Rtned                                                            492.64
          ----------------------------------------------------------------------------------------------------------
          12-18               Deposit Adjustment                                                               50.00
          ----------------------------------------------------------------------------------------------------------
          12-18               ACH Debit                                                                        28.73
                                JCBI HI BKCD M DSC 200312 0001290790
          ----------------------------------------------------------------------------------------------------------
          12-18               ACH Debit                                                                         2.14
                                JCBI HI BKCD M DSC 200312 0001290857

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 2 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                              Subtractions
          ----------------------------------------------------------------------------------------------------------
          12-18                Automatic Transfer                                                       1,381,763.11
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposited Item Rtned                                                           445.90
          ----------------------------------------------------------------------------------------------------------
          12-19                Automatic Transfer                                                       1,464,009.24
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposited Item Rtned                                                            43.63
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Debit                                                                       30.89
                                 JCBI HI BKCD M DSC 200312 0001370758
          ----------------------------------------------------------------------------------------------------------
          12-22                Automatic Transfer                                                       4,934,073.98
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposited Item Rtned                                                           240.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposited Item Rtned                                                            39.08
          ----------------------------------------------------------------------------------------------------------
          12-23                Automatic Transfer                                                       3,995,936.06
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposited Item Rtned                                                            40.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Debit Memo                                                                     320.00
          ----------------------------------------------------------------------------------------------------------
          12-24                ACH Debit                                                                      491.81
                                 CLARKE AMERICAN CHK ORDER 031220 Y10X40250351100
          ----------------------------------------------------------------------------------------------------------
          12-24                ACH Debit                                                                      414.47
                                 DISCOVER BUS SVC SETTLEMENT 031223 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-24                ACH Debit                                                                       12.71
                                 CLARKE AMERICAN CHK ORDER 031220 Y11059210351100
          ----------------------------------------------------------------------------------------------------------
          12-24                Automatic Transfer                                                      3,559, 940.59
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposited Item Rtned                                                         1,145.36
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposited Item Rtned                                                            70.95
          ----------------------------------------------------------------------------------------------------------
          12-26                Debit Memo                                                                     336.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Automatic Transfer                                                       3,232,445.04
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-29                Debit Memo                                                                      87.72
          ----------------------------------------------------------------------------------------------------------
          12-29                Automatic Transfer                                                       4,794,422.00
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposited Item Rtned                                                           110.50
          ----------------------------------------------------------------------------------------------------------
          12-30                Debit Memo                                                                     410.00
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Debit                                                                        2.18
                                 JCBI HI BKCD M DSC 200312 0001484047
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Debit                                                                        0.57
                                 JCBI HI BKCD M DSC 200312 0001290857
          ----------------------------------------------------------------------------------------------------------
          12-30                Automatic Transfer                                                       3,030,612.38
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposited Item Rtned                                                           606.38
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Adjustment                                                             492.40


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 3 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                              Subtractions
          ----------------------------------------------------------------------------------------------------------
          12-31                ACH Debit                                                                      172.00
                                 CLARKE AMERICAN CHK ORDER 031227 Y12U55960219600
          ----------------------------------------------------------------------------------------------------------
          12-31                Automatic Transfer                                                       4,704,396.06
                                 TRANSFER TO CONCENTRATION ACCOUNT
                                 0001028588

     CREDITS

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-16                Automatic Transfer                                                           9,700.62
                                 TRANSFER FROM CONCENTRATION ACCOUNT
                                 0034036160
          ----------------------------------------------------------------------------------------------------------
          12-16                Wire Transfer Credit                                                       825,038.37
                                 BOH FUNDS TRANSFER 121603 031216000889702
          ----------------------------------------------------------------------------------------------------------
          12-16                Wire Transfer Credit                                                       800,000.00
                                 BOH FUNDS TRANSFER 121603 031216000107702
                                 SWF OF 03/12/16
          ----------------------------------------------------------------------------------------------------------
          12-16                Wire Transfer Credit                                                        81,528.65
                                 BOH FUNDS TRANSFER 121603 031216000720702
                                 SWF OF 03/12/16
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000336                        46,251.49
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000335                        29,353.05
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                  23,522.30
                                 DISCOVER BUS SVC SETTLEMENT 031213 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000335                        21,640.68
          ----------------------------------------------------------------------------------------------------------
          12-16                Wire Transfer Credit                                                        14,077.25
                                 BOH FUNDS TRANSFER 121603 031216000654702
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000681                         9,905.84
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000634                         9,298.64
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000336                         6,847.74
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                         4,699.18
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000679                         4,624.10
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                         4,040.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                         3,381.88
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000422                         3,346.57
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                   2,820.15
                                 ALA MOANA TICKET TELECHECK 031216 05712517
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000679                         2,688.40
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000431                         2,499.08
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                         2,229.31
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000431                         2,219.58
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000461                         2,156.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000441                         2,125.08
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000461                         2,038.08
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000461                         1,704.70
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000634                         1,558.58
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000422                         1,522.43
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                   1,386.59
                                 ALA MOANA TICKET TELECHECK 031216 05712517
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000634                         1,385.50
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000681                         1,384.32

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 4 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000461                         1,317.88
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                   1,297.56
                                 KONA KEAHOLE STA TELECHECK 031216 05781606
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                         1,261.14
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000461                         1,242.51
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000461                         1,126.10
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000634                         1,084.50
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000634                         1,073.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000336                         1,046.50
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                   1,004.98
                                 KAHULUI PAX NO 4 TELECHECK 031216 05771405
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000431                           976.25
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           960.88
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000422                           956.37
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           786.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000422                           776.06
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000679                           749.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           696.90
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000441                           600.21
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           581.22
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     540.00
                                 KAHULUI PAX NO 4 TELECHECK 031216 05771405
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000432                           526.76
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     521.50
                                 KAUAI PASSENGER TELECHECK 031216 05764731
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           500.00
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     390.00
                                 KONA KEAHOLE STA TELECHECK 031216 05781606
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000441                           372.00
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     370.00
                                 KAUAI PASSENGER TELECHECK 031216 05764731
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000441                           352.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           350.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           315.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000681                           301.90
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000461                           276.02
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000336                           275.00
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000679                           267.96
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           243.48
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     241.00
                                 HILO PASSENGER 4 TELECHECK 031216 05781604
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000634                           220.00
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     209.46
                                 KAHULUI PAX NO 4 TELECHECK 031216 05771405
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     200.00
                                 KAUAI PASSENGER TELECHECK 031216 05764731
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     199.00
                                 HILO PASSENGER 4 TELECHECK 031216 05781604
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           185.00
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                     157.56
                                 KONA KEAHOLE STA TELECHECK 031216 05781606


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 5 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           139.50
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                           137.51
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000461                           133.55
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000442                            93.79
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                      65.00
                                 HONOLULU STN PAX TELECHECK 031216 05712512
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000432                            63.04
          ----------------------------------------------------------------------------------------------------------
          12-16                Deposit Non Teller                       00000000424                            54.08
          ----------------------------------------------------------------------------------------------------------
          12-16                ACH Credit                                                                      20.94
                                 HILO SALES 636 TELECHECK 031216 05781608
          ----------------------------------------------------------------------------------------------------------
          12-17                Wire Transfer Credit                                                     1,563,176.43
                                 BOH FUNDS TRANSFER 121703 031217000356702
                                 ARC 173
          ----------------------------------------------------------------------------------------------------------
          12-17                Wire Transfer Credit                                                       874,689.04
                                 BOH FUNDS TRANSFER 121703 031217000665702
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000335                       637,608.78
          ----------------------------------------------------------------------------------------------------------
          12-17                Wire Transfer Credit                                                        45,666.15
                                 BOH FUNDS TRANSFER 121703 031217000383702
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                  15,397.10
                                 DISCOVER BUS SVC SETTLEMENT 031216 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000335                        14,326.98
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000335                        13,955.34
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000681                        13,770.00
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                  11,619.24
                                 DISCOVER BUS SVC SETTLEMENT 031216 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                  10,045.16
                                 DISCOVER BUS SVC SETTLEMENT 031216 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                         4,748.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                         4,736.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Customer Deposit                         00000000636                         4,204.42
          ----------------------------------------------------------------------------------------------------------
          12-17                Customer Deposit                         00000000636                         4,044.48
          ----------------------------------------------------------------------------------------------------------
          12-17                Customer Deposit                         00000000636                         3,691.37
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000422                         3,676.57
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000681                         3,266.72
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000655                         3,231.50
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                         2,441.35
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                         2,293.90
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000681                         2,250.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000461                         2,049.13
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000461                         1,907.74
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000679                         1,587.41
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                         1,480.23
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000441                         1,288.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000431                         1,284.66
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                         1,265.82
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000679                         1,172.98
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                         1,012.83
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000431                           944.74
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000681                           920.94
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           879.90
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000442                           848.44


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 6 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000422                           833.06
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                     808.20
                                 ALA MOANA TICKET TELECHECK 031217 05712517
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           802.90
          ----------------------------------------------------------------------------------------------------------
          12-17                Customer Deposit                         00000000445                           772.18
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000461                           755.50
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000655                           700.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Customer Deposit                         00000000636                           689.67
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000336                           683.89
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000461                           653.98
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           620.55
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                     615.00
                                 EQUIVA PAYMENTS 031217 02232000146275
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000681                           614.34
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           612.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000441                           582.78
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           550.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           543.66
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           529.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           508.73
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                     470.00
                                 KONA KEAHOLE STA TELECHECK 031217 05781606
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000452                           445.36
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000441                           424.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000461                           387.92
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           358.00
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                     353.08
                                 KAHULUI PAX NO 4 TELECHECK 031217 05771405
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           347.50
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           344.50
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           330.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           328.66
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000452                           304.22
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000441                           300.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           285.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           250.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           243.50
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000432                           237.06
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           226.39
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000451                           220.08
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000452                           217.63
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000631                           212.50
          ----------------------------------------------------------------------------------------------------------
          12-17                Customer Deposit                         00000000636                           202.01
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000431                           140.00
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                     139.00
                                 HILO PASSENGER 4 TELECHECK 031217 05781604
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           117.24
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                           100.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000461                            87.55
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                            86.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                            70.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 7 of 23
          December 31, 2003                                                                              0001-042424


          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                      43.22
                                 HONOLULU STN FRT TELECHECK 031217 05712511
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                      25.00
                                 HONOLULU STN PAX TELECHECK 031217 05712512
          ----------------------------------------------------------------------------------------------------------
          12-17                ACH Credit                                                                      25.00
                                 KAUAI PASSENGER TELECHECK 031217 05764731
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                            25.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Customer Deposit                         00000000444                            16.60
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000679                            10.00
          ----------------------------------------------------------------------------------------------------------
          12-17                Deposit Non Teller                       00000000424                             5.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Wire Transfer Credit                                                     1,038,754.26
                                 BOH FUNDS TRANSFER 121803 031218000593702
          ----------------------------------------------------------------------------------------------------------
          12-18                Wire Transfer Credit                                                       196,000.00
                                 BOH FUNDS TRANSFER 121803 031218001111702
                                 MMK OF 03/12/18
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000335                        37,796.59
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000334                        34,000.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000335                        14,595.05
          ----------------------------------------------------------------------------------------------------------
          12-18                ACH Credit                                                                  11,547.32
                                 DISCOVER BUS SVC SETTLEMENT 031217 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000681                        11,126.26
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000441                         5,732.05
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                         4,095.80
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                         3,816.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                         2,276.82
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                         2,181.03
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                         1,943.28
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                         1,802.46
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000431                         1,535.48
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                         1,306.16
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000431                         1,243.28
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000451                         1,232.85
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                         1,166.96
          ----------------------------------------------------------------------------------------------------------
          12-18                ACH Credit                                                                   1,008.00
                                 JCBI HI BKCD DEPST 200312 0001290790
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000441                           908.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000681                           865.58
          ----------------------------------------------------------------------------------------------------------
          12-18                ACH Credit                                                                     686.49
                                 HILO SALES 636 TELECHECK 031218 05781608
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                           619.00
          ----------------------------------------------------------------------------------------------------------
          12-18                ACH Credit                                                                     604.00
                                 ALA MOANA TICKET TELECHECK 031218 05712517
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000422                           592.92
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000441                           488.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                           465.02
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                           450.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000441                           436.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000679                           401.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000442                           399.96
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000679                           337.08
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000422                           297.73

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 8 of 23
          December 31, 2003                                                                              0001-042424


          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-18                ACH Credit                                                                     261.50
                                 KAUAI PASSENGER TELECHECK 031218 05764731
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000451                           258.40
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000451                           232.75
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                           215.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000679                           207.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000432                           105.81
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000335                            84.25
          ----------------------------------------------------------------------------------------------------------
          12-18                ACH Credit                                                                      75.00
                                 JCBI HI BKCD DEPST 200312 0001290857
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                            44.63
          ----------------------------------------------------------------------------------------------------------
          12-18                Customer Deposit                         00000000444                            43.30
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000681                            40.80
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000335                            30.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-18                Deposit Non Teller                       00000000424                            12.75
          ----------------------------------------------------------------------------------------------------------
          12-19                Wire Transfer Credit                                                     1,054,034.10
                                 BOH FUNDS TRANSFER 121903 031219001041702
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000335                       126,063.24
          ----------------------------------------------------------------------------------------------------------
          12-19                ACH Credit                                                                 102,246.17
                                 380100DFAS-DE VENDOR PAY 031218
                                 006926901
          ----------------------------------------------------------------------------------------------------------
          12-19                Wire Transfer Credit                                                        43,430.00
                                 BOH FUNDS TRANSFER 121903 031219001525702
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000335                        31,735.89
          ----------------------------------------------------------------------------------------------------------
          12-19                Wire Transfer Credit                                                        25,244.50
                                 BOH FUNDS TRANSFER 121903 031219000132702
                                 029-OTT-320017
          ----------------------------------------------------------------------------------------------------------
          12-19                ACH Credit                                                                  15,411.36
                                 USPS ST. LOUIS CONTRACTS 031219
                                 990042880EA0000
          ----------------------------------------------------------------------------------------------------------
          12-19                ACH Credit                                                                   7,657.38
                                 USPS ST. LOUIS CONTRACTS 031219
                                 990042880EA0000
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000652                         5,434.50
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000441                         5,181.51
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         4,846.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         3,358.76
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000679                         3,216.25
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         2,564.66
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000652                         2,400.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000441                         2,069.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000681                         2,000.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         1,880.10
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         1,841.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         1,699.30
          ----------------------------------------------------------------------------------------------------------
          12-19                ACH Credit                                                                   1,500.18
                                 KAHULUI PAX NO 4 TELECHECK 031219 05771405
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         1,448.84
          ----------------------------------------------------------------------------------------------------------
          12-19                ACH Credit                                                                   1,432.20
                                 ALA MOANA TICKET TELECHECK 031219 05712517

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                         Page 9 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000679                         1,412.40
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000336                         1,407.74
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         1,393.50
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                         1,321.29
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000422                         1,306.55
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000461                         1,257.90
          ----------------------------------------------------------------------------------------------------------
          12-19                Wire Transfer Credit                                                           963.83
                                 BOH FUNDS TRANSFER 121903 031219000384702
                                 ARC 173
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000442                           904.61
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000681                           871.52
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000422                           635.75
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000336                           534.60
          ----------------------------------------------------------------------------------------------------------
          12-19                ACH Credit                                                                     501.00
                                 EQUIVA PAYMENTS 031219 02232000146524
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000441                           451.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000461                           422.74
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                           411.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000441                           410.00
          ----------------------------------------------------------------------------------------------------------
          12-19                ACH Credit                                                                     394.26
                                 KAUAI PASSENGER TELECHECK 031219 05764731
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                           331.50
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000451                           320.50
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000461                           320.01
          ----------------------------------------------------------------------------------------------------------
          12-19                ACH Credit                                                                     279.50
                                 HILO PASSENGER 4 TELECHECK 031219 05781604
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000679                           251.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                           250.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000451                           247.50
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                           225.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000335                           204.73
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000681                           187.62
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                           167.24
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                           100.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                            85.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                            78.16
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                            40.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000336                            30.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000336                            15.00
          ----------------------------------------------------------------------------------------------------------
          12-19                Deposit Non Teller                       00000000424                            12.75
          ----------------------------------------------------------------------------------------------------------
          12-22                Automatic Transfer                                                         213,610.57
                                 TRANSFER FROM CONCENTRATION ACCOUNT
                                 0034036160
          ----------------------------------------------------------------------------------------------------------
          12-22                Wire Transfer Credit                                                     3,078,128.64
                                 BOH FUNDS TRANSFER 122203 031222000900702
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Credit                                                               1,107,603.90
                                 AMERICAN EXPRESS SETTLEMENT 031222 7992400143
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000335                       205,276.61
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000335                       106,959.14


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 10 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-22                Wire Transfer Credit                                                        50,320.51
                                 BOH FUNDS TRANSFER 122203 031222000752702
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Credit                                                                  27,616.53
                                 DISCOVER BUS SVC SETTLEMENT 031219 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Credit                                                                  17,708.33
                                 DISCOVER BUS SVC SETTLEMENT 031219 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Credit                                                                   9,618.38
                                 SPRINT 98865 031219 HAWAIIAN AIRLINES
                                 INC
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000335                         5,924.67
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000681                         5,598.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         5,446.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         5,419.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         5,114.75
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         4,466.49
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         3,057.10
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000461                         2,956.81
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                         2,793.35
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000681                         2,656.32
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         2,654.58
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         2,292.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000431                         2,272.24
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Credit                                                                   2,119.20
                                 ALA MOANA TICKET TELECHECK 031222 05712517
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                         2,084.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         2,082.63
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                         2,061.90
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000652                         2,027.25
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,970.26
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,847.96
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,761.08
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000431                         1,752.38
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000431                         1,744.99
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,715.16
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,631.70
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                         1,630.50
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                         1,615.64
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000681                         1,584.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000424                         1,520.62
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,479.26
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000431                         1,375.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,355.50
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,355.04
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,355.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000681                         1,344.34
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,250.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000431                         1,189.58
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000431                         1,172.04
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit N.on Teller                      00000000424                         1,120.00
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Credit                                                                   1,084.00
                                 JCBI HI BKCD DEPST 200312 0001370758

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 11 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,077.50
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000431                         1,071.17
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,067.20
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,065.58
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                         1,015.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           870.90
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           841.50
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                           809.88
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           757.90
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                           750.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           716.50
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                           687.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           670.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           619.54
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                           618.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                           596.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                           560.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000422                           530.93
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                           529.75
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000655                           525.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000431                           520.08
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           520.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           500.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000442                           413.71
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           360.19
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           325.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000681                           312.64
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           296.00
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Credit                                                                     278.50
                                 KAUAI PASSENGER TELECHECK 031222 05764731
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           275.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000441                           272.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000422                           255.78
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           250.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           250.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000442                           240.38
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000445                           225.32
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           215.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           205.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000445                           182.78
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           169.08
          ----------------------------------------------------------------------------------------------------------
          12-22                ACH Credit                                                                     164.69
                                 HILO PASSENGER 4 TELECHECK 031222 05781604
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000461                           160.73
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                                                             160.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           155.16
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000444                           151.48
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           150.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                           150.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000444                           138.50
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000432                           115.22

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 12 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000335                           101.94
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000432                            97.71
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                            75.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                            70.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                            50.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                            45.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000444                            40.80
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                            40.00
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000444                            37.37
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                            34.88
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000445                            19.54
          ----------------------------------------------------------------------------------------------------------
          12-22                Deposit Non Teller                       00000000424                            12.75
          ----------------------------------------------------------------------------------------------------------
          12-22                Customer Deposit                         00000000444                             8.97
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000335                     1,500,000.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Wire Transfer Credit                                                     1,239,281.90
                                 BOH FUNDS TRANSFER 122303 031223000676702
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000335                       905,126.67
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000335                       193,946.35
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000335                        28,729.15
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000335                        23,159.16
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                  10,983.78
                                 DISCOVER BUS SVC SETTLEMENT 031220 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000336                        10,260.89
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000681                         6,169.08
          ----------------------------------------------------------------------------------------------------------
          12-23                Customer Deposit                         00000000636                         4,828.27
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000424                         4,335.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000451                         3,311.60
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000461                         3,230.10
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000441                         3,119.48
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000422                         3,025.40
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000655                         2,975.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000681                         2,973.38
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000424                         2,865.34
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000422                         2,526.23
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000679                         2,380.76
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                   2,030.00
                                 KAHULUI PAX NO 4 TELECHECK 031223 05771405
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000441                         1,911.74
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000679                         1,883.57
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000679                         1,833.94
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000679                         1,715.04
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000424                         1,645.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000679                         1,614.02
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000461                         1,578.78
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000679                         1,537.12
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000424                         1,458.20
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                   1,390.66
                                 ALA MOANA TICKET TELECHECK 031223 05712517
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000431                         1,386.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000424                         1,307.50
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller                       00000000424                         1,139.50

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 13 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000461                                     1,103.89
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                     1,020.50
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000424                                       990.41
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit.Non Teller           00000000679                                       899.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000424                                       892.86
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000679                                       842.56
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000461                                       832.53
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000424                                       768.72
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000431                                       690.58
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       657.66
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       656.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       642.88
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       640.17
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000422                                       625.13
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                     555.00
                                 ALA MOANA TICKET TELECHECK 031223 05712517
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000461                                       496.01
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000441                                       485.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000461                                       407.58
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                     403.00
                                 KONA KEAHOLE STA TELECHECK 031223 05781606
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000424                                       382.68
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000441                                       377.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000424                                       355.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000461                                       353.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       327.50
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000442                                       323.25
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000336                                       321.33
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000432                                       315.93
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000422                                       302.58
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                     280.08
                                 KAUAI PASSENGER TELECHECK 031223 05764731
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000681                                       273.56
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                     251.50
                                 HILO PASSENGER 4 TELECHECK 031223 05781604
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000424                                       250.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000461                                       241.94
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       235.83
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       228.00
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                     221.00
                                 HILO PASSENGER 4 TELECHECK 031223 05781604
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000424                                       215.00
          ----------------------------------------------------------------------------------------------------------
          12-23                Customer Deposit             00000000636                                       197.09
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                     180.00
                                 KAUAI PASSENGER TELECHECK 031223 05764731
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       161.45
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000451                                       137.72
          ----------------------------------------------------------------------------------------------------------
          12-23                ACH Credit                                                                     128.16
                                 KAUAI PASSENGER TELECHECK 031223 05764731
          ----------------------------------------------------------------------------------------------------------
          12-23                Deposit Non Teller           00000000681                                       117.24
          ----------------------------------------------------------------------------------------------------------
          12-23                Customer Deposit             00000000445                                       112.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 14 of 23
          December 31, 2003                                                                              0001-042424

          Date              Description                                                                    Additions
          ----------------------------------------------------------------------------------------------------------
          12-23             Deposit Non Teller              00000000424                                       110.00
          ----------------------------------------------------------------------------------------------------------
          12-23             Deposit Non Teller              00000000461                                        96.97
          ----------------------------------------------------------------------------------------------------------
          12-23             Deposit Non Teller              00000000451                                        90.00
          ----------------------------------------------------------------------------------------------------------
          12-23             Deposit Non Teller              00000000424                                        70.00
          ----------------------------------------------------------------------------------------------------------
          12-23             Customer Deposit                00000000636                                        57.50
          ----------------------------------------------------------------------------------------------------------
          12-23             ACH Credit                                                                         45.00
                                KAHULUI PAX NO 4 TELECHECK 031223 05771405
          ----------------------------------------------------------------------------------------------------------
          12-23             ACH Credit                                                                         39.94
                                MOLOKAI STATION TELECHECK 031223 05771408
          ----------------------------------------------------------------------------------------------------------
          12-23             Customer Deposit                00000000445                                        39.54
          ----------------------------------------------------------------------------------------------------------
          12-23             Deposit Non Teller              00000000424                                        29.25
          ----------------------------------------------------------------------------------------------------------
          12-23             Deposit Non Teller              00000000424                                        25.00
          ----------------------------------------------------------------------------------------------------------
          12-23             ACH Credit                                                                         20.00
                                KONA KEAHOLE STA TELECHECK 031223 05781606
          ----------------------------------------------------------------------------------------------------------
          12-23             Customer Deposit                00000000636                                        17.51
          ----------------------------------------------------------------------------------------------------------
          12-23             Deposit Non Teller              00000000336                                        15.00
          ----------------------------------------------------------------------------------------------------------
          12-23             Deposit Non Teller              00000000424                                         2.50
          ----------------------------------------------------------------------------------------------------------
          12-24             Wire Transfer Credit                                                        1,362,110.21
                                BOH FUNDS TRANSFER 122403 031224000377702
                                ARC 173
          ----------------------------------------------------------------------------------------------------------
          12-24             Wire Transfer Credit                                                       1,205, 000.13
                                BOH FUNDS TRANSFER 122403 031224000618702
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000336                                   461,740.81
          ----------------------------------------------------------------------------------------------------------
          12-24             Wire Transfer Credit                                                          253,489.16
                                BOH FUNDS TRANSFER 122403 031224000069702
                                000002055
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000335                                   81 ,651.24
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000335                                    55,675.10
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000681                                    38,966.24
          ----------------------------------------------------------------------------------------------------------
          12-24             Wire Transfer Credit                                                           16,000.00
                                BOH FUNDS TRANSFER 122403 031224000680702
                                MMK OF 03/12/24
          ----------------------------------------------------------------------------------------------------------
          12-24             ACH Credit                                                                     15,738.76
                                DISCOVER BUS SVC SETTLEMENT 031223 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-24             ACH Credit                                                                     15,633.09
                                DISCOVER BUS SVC SETTLEMENT 031223 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-24             ACH Credit                                                                     10,484.46
                                DISCOVER BUS SVC SETTLEMENT 031223 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000424                                     5,610.00
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000424                                     4,345.81
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Telfer              00000000424                                     2,184.50
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000652                                     2,168.50
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000441                                     2,076.92
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000424                                     1,780.87
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000336                                     1,692.81
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000424                                     1,666.08
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000655                                     1,425.00
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000679                                     1,388.35
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000461                                     1,363.16
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000424                                     1,196.00
          ----------------------------------------------------------------------------------------------------------
          12-24             Deposit Non Teller              00000000424                                     1,108.80

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 15 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                     1,101.20
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000461                                     1,083.50
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000679                                     1,076.79
          ----------------------------------------------------------------------------------------------------------
          12-24                ACH Credit                                                                     963.50
                                  ALA MOANA TICKET TELECHECK 031224 05712517
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000432                                       900.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       892.90
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000451                                       812.66
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       779.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000422                                       745.69
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000441                                       598.32
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000432                                       579.72
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000441                                       570.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000441                                       540.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       500.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       484.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000679                                       479.16
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000442                                       419.56
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000452                                       389.55
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       365.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       346.58
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000422                                       342.23
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000681                                       329.54
          ----------------------------------------------------------------------------------------------------------
          12-24                ACH Credit                                                                     329.00
                                  EQUIVA PAYMENTS 031224 02232000147055
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000431                                       320.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000431                                       304.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000335                                       246.13
          ----------------------------------------------------------------------------------------------------------
          12-24                ACH Credit                                                                     231.00
                                  HILO SALES 636 TELECHECK 031224 05781608
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       205.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       152.50
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000451                                       141.50
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000424                                       136.00
          ----------------------------------------------------------------------------------------------------------
          12-24                ACH Credit                                                                      90.00
                                  KONA KEAHOLE STA TELECHECK 031224 05781606
          ----------------------------------------------------------------------------------------------------------
          12-24                ACH Credit                                                                      74.50
                                  KAUAI PASSENGER TELECHECK 031224 05764731
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000336                                        62.50
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000461                                        44.33
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000681                                        40.32
          ----------------------------------------------------------------------------------------------------------
          12-24                Customer Deposit             00000000444                                        17.90
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000336                                        15.00
          ----------------------------------------------------------------------------------------------------------
          12-24                Deposit Non Teller           00000000336                                        15.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Automatic Transfer                                                          65,320.50
                                  TRANSFER FROM CONCENTRATION ACCOUNT
                                  0034036160
          ----------------------------------------------------------------------------------------------------------
          12-26                Wire Transfer Credit                                                     2,695,790.35
                                  BOH FUNDS TRANSFER 122603 031226000787702
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000335                                   264,001.75
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000335                                    83,312.14

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 16 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000681                                    26,493.50
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                  16,401.78
                                  USPS ST. LOUIS CONTRACTS 031226
                                  990042880EA0000
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                   8,745.81
                                  DISCOVER BUS SVC SETTLEMENT 031224 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                   5,947.35
                                  USPS ST. LOUIS CONTRACTS 031226
                                  990042880EA0000
          ----------------------------------------------------------------------------------------------------------
          12-26                Wire Transfer Credit                                                         5,107.01
                                  BOH FUNDS TRANSFER 122603 031226000187702
                                  03122600010022
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     4,878.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     4,210.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000679                                     3,617.68
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000461                                     2,912.64
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000335                                     2,847.36
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     2,158.16
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                   2,153.38
                                  ALA MOANA TICKET TELECHECK 031226 05712517
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000681                                     2,086.40
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     2,036.48
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     2,027.06
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     1,850.28
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000652                                     1,811.25
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000441                                     1,774.36
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     1,760.62
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     1,710.74
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                     1,288.16
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000441                                     1,114.85
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                   1,109.44
                                  AIRLINES REPORTI PAYABLES 122403 Al73
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000441                                     1,077.82
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                     982.19
                                  ALA MOANA TICKET TELECHECK 031226 05712517
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       945.20
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000679                                       932.94
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       925.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       845.84
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       806.42
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000441                                       693.88
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000432                                       681.90
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000681                                       664.56
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       641.79
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       617.50
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       607.66
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                     604.00
                                  KAUAI PASSENGER TELECHECK 031226 05764731
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000442                                       595.11
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000432                                       587.92
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000441                                       572.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 17 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                     541.00
                                  HILO PASSENGER 4 TELECHECK 031226 05781604
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000335                                       533.16
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000432                                       527.56
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       504.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       500.03
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       475.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       451.50
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000432                                       429.45
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000441                                       400.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000442                                       369.08
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000441                                       325.00
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                     324.69
                                  HILO SALES 636 TELECHECK 031226 05781608
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000461                                       319.00
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                     292.91
                                  KAHULUI PAX NO 4 TELECHECK 031226 05771405
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                     292.50
                                  HILO PASSENGER 4 TELECHECK 031226 05781604
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                     290.00
                                  KONA KEAHOLE STA TELECHECK 031226 05781606
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       290.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000681                                       257.56
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000432                                       209.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       207.50
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       170.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000441                                       115.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       110.50
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                       110.00
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                      98.50
                                  KONA KEAHOLE STA TELECHECK 031226 05781606
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000461                                        95.96
          ----------------------------------------------------------------------------------------------------------
          12-26                Customer Deposit             00000000444                                        79.10
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                      78.16
                                  KAUAI PASSENGER TELECHECK 031226 05764731
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                        70.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                        64.08
          ----------------------------------------------------------------------------------------------------------
          12-26                Customer Deposit             00000000444                                        59.48
          ----------------------------------------------------------------------------------------------------------
          12-26                Customer Deposit             00000000444                                        52.44
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                        47.81
          ----------------------------------------------------------------------------------------------------------
          12-26                ACH Credit                                                                      25.00
                                  MOLOKAI STATION TELECHECK 031226 05771408
          ----------------------------------------------------------------------------------------------------------
          12-26                Deposit Non Teller           00000000424                                        25.00
          ----------------------------------------------------------------------------------------------------------
          12-26                Customer Deposit             00000000444                                         8.60
          ----------------------------------------------------------------------------------------------------------
          12-29                Automatic Transfer                                                          20,062.31
                                  TRANSFER FROM CONCENTRATION ACCOUNT
                                  0034036160
          ----------------------------------------------------------------------------------------------------------
          12-29                Wire Transfer Credit                                                     3,211,898.87
                                  BOH FUNDS TRANSFER 122903 031229000872702
          ----------------------------------------------------------------------------------------------------------
          12-29                ACH Credit                                                                 948,805.94
                                  AMERICAN EXPRESS SETTLEMENT 031229 7992400143


          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 18 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-29                Credit Memo                                                                319,752.71
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000335                                    76,311.30
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000335                                    47,860.72
          ----------------------------------------------------------------------------------------------------------
          12-29                Wire Transfer Credit                                                        47,477.78
                                  BOH FUNDS TRANSFER 122903 031229000562702
          ----------------------------------------------------------------------------------------------------------
          12-29                ACH Credit                                                                  27,383.01
                                  DISCOVER BUS SVC SETTLEMENT 031225 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     6,538.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     5,253.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     4,570.21
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     4,560.70
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     4,437.76
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000679                                     3,858.74
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000335                                     3,753.74
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000432                                     2,717.93
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     2,525.78
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     2,158.50
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     2,093.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,973.03
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,922.54
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000432                                     1,892.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,860.97
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                     1,796.83
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,794.54
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                     1,691.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                     1,482.90
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,475.57
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,410.18
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000432                                     1,395.16
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000679                                     1,372.34
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000422                                     1,309.96
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                     1,286.25
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000432                                     1,277.96
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,239.16
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,235.38
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000461                                     1,234.82
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                     1,223.83
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,207.24
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                     1,189.41
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000679                                     1,007.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       972.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000422                                       902.26
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       887.76
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       814.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000432                                       781.66
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000461                                       757.78
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       737.24
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       705.39
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000432                                       701.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000679                                       694.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                       687.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 19 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                       664.50
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       656.88
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                       602.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                       565.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                       553.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000679                                       498.50
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000335                                       492.40
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       480.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                       462.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       451.16
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       450.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000422                                       406.03
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000441                                       375.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000422                                       348.25
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000679                                       346.21
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       340.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       339.08
          ----------------------------------------------------------------------------------------------------------
          12-29                ACH Credit                                                                     336.00
                                  KAHULUI PAX NO 4 TELECHECK 031229 05771405
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000461                                       333.91
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       330.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       315.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Customer Deposit             00000000445                                       300.10
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       250.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       250.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       205.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000432                                       142.57
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000442                                       136.88
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       125.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000681                                       114.06
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       107.50
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                       105.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000442                                        89.81
          ----------------------------------------------------------------------------------------------------------
          12-29                ACH Credit                                                                      78.16
                                  HILO PASSENGER 4 TELECHECK 031229 05781604
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                        78.16
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                        75.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                        65.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000461                                        29.28
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                        22.50
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000424                                        20.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Customer Deposit             00000000445                                        15.12
          ----------------------------------------------------------------------------------------------------------
          12-29                Deposit Non Teller           00000000335                                        15.00
          ----------------------------------------------------------------------------------------------------------
          12-29                Customer Deposit             00000000445                                         2.50
          ----------------------------------------------------------------------------------------------------------
          12-30                Automatic Transfer                                                           1,309.75
                                  TRANSFER FROM CONCENTRATION ACCOUNT
                                  0034036160
          ----------------------------------------------------------------------------------------------------------
          12-30                Wire Transfer Credit                                                     1,035,371.07
                                  BOH FUNDS TRANSFER 123003 031230000867702

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 20 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-30                Wire Transfer Credit                                                       893,657.00
                                  BOH FUNDS TRANSFER 123003 031230000985702
                                  MAIL OF 03/12/30
          ----------------------------------------------------------------------------------------------------------
          12-30                Wire Transfer Credit                                                       540,000.00
                                  BOH FUNDS TRANSFER 123003 031230000746702
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000336                                   377,291.95
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                  53,167.60
                                  DISCOVER BUS SVC SETTLEMENT 031227 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000335                                    35,953.33
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000336                                    22,354.19
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000335                                    21,897.70
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     4,274.77
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000336                                     3,512.15
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000679                                     2,807.85
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     2,747.52
          ----------------------------------------------------------------------------------------------------------
          12-30                Customer Deposit             00000000636                                     2,650.98
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     2,585.32
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     2,372.36
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     2,237.49
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000422                                     1,992.22
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     1,824.92
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000451                                     1,545.00
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     1,475.24
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000422                                     1,456.51
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000441                                     1,424.08
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     1,339.12
          ----------------------------------------------------------------------------------------------------------
          12-30                Customer Deposit             00000000636                                     1,192.51
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     1,027.00
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                     1,000.00
          ----------------------------------------------------------------------------------------------------------
          12-30                Customer Deposit             00000000636                                       997.01
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000335                                       959.92
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     958.08
                                  KAHULUI PAX NO 4 TELECHECK 031230 05771405
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000679                                       950.10
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                       892.00
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000441                                       673.08
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     641.74
                                  ALA MOANA TICKET TELECHECK 031230 05712517
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000422                                       618.93
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000441                                       510.00
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000679                                       505.00
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     500.00
                                  KAUAI PASSENGER TELECHECK 031230 05764731
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000335                                       492.40
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000451                                       483.50
          ----------------------------------------------------------------------------------------------------------
          12-30                Customer Deposit             00000000636                                       388.76
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                       325.00
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     310.50
                                  HILO PASSENGER 4 TELECHECK 031230 05781604
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000681                                       254.68
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                       250.00

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 21 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000441                                       210.00
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     163.16
                                   KAUAI PASSENGER TELECHECK 031230 05764731
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000336                                       154.50
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     145.00
                                   KAUAI PASSENGER TELECHECK 031230 05764731
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                       130.00
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                       120.00
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000451                                       118.94
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     106.00
                                   KONA KEAHOLE STA TELECHECK 031230 05781606
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     104.50
                                   HILO PASSENGER 4 TELECHECK 031230 05781604
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                     100.50
                                   KONA KEAHOLE STA TELECHECK 031230 05781606
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000442                                        95.52
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000422                                        93.18
          ----------------------------------------------------------------------------------------------------------
          12-30                Customer Deposit             00000000444                                        86.50
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                      76.50
                                   ALA MOANA TICKET TELECHECK 031230 05712517
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                      76.50
                                   JCBI HI BKCD DEPST 200312 0001484047
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000679                                        76.50
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000424                                        40.00
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                                                                      25.00
                                   KAHULUI PAX NO 4 TELECHECK 031230 05771405
          ----------------------------------------------------------------------------------------------------------
          12-30                ACH Credit                   2                                                  20.00
                                   JCBI HI BKCD DEPST 200312 0001290857
          ----------------------------------------------------------------------------------------------------------
          12-30                Deposit Non Teller           00000000336                                        15.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Automatic Transfer                                                         107,701.80
                                   TRANSFER FROM CONCENTRATION ACCOUNT
                                   0034036160
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                     1,425,019.49
                                   BOH FUNDS TRANSFER 123103 031231000282702
                                   ARC 173
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                       886,643.82
                                   BOH FUNDS TRANSFER 123103 031231000853702
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                       879,301.67
                                   BCH FUNDS TRANSFER 123103 031231001205702
                                   CAP OF 03/12/31
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                       606,677.39
                                   BCH FUNDS TRANSFER 123103 031231000789702
                                   000002094
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                       338,802.72
                                   BOH FUNDS TRANSFER 123103 031231000029702
                                   000002061
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                        89,000.00
                                   BOH FUNDS TRANSFER 123103 031231001272702
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                        81,667.53
                                   BOH FUNDS TRANSFER 123103 031230002229702
                                   IP11289040341413

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 22 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000335                                    65,571.97
          ----------------------------------------------------------------------------------------------------------
          12-31                ACH Credit                                                                  41,717.97
                                   DISCOVER BUS SVC SETTLEMENT 031230 601101601001736
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                        40,376.72
                                   BOH FUNDS TRANSFER 123103 031231000261702
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                        30,000.00
                                   BOH FUNDS TRANSFER 123103 031231001320702
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000335                                    27,560.57
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000336                                    21,323.62
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000335                                     9,179.55
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                     5,667.85
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000335                                     3,687.42
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                     3,087.72
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                     2,824.92
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000681                                     2,781.32
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000441                                     2,698.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000441                                     2,355.16
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                     2,081.50
          ----------------------------------------------------------------------------------------------------------
          12-31                Wire Transfer Credit                                                         2,019.27
                                   BOH FUNDS TRANSFER 123103 031230002256702
                                   MP21285340341916
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                     1,964.63
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                     1,788.56
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                     1,766.71
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000432                                     1,764.50
          ----------------------------------------------------------------------------------------------------------
          12-31                ACH Credit                                                                   1,539.20
                                   ALA MOANA TICKET TELECHECK 031231 05712517
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000679                                     1,429.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000432                                     1,221.32
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                     1,156.98
          ----------------------------------------------------------------------------------------------------------
          12-31                ATM Deposit                  00000000461                                     1,018.50
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000422                                       857.36
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                       781.24
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000432                                       778.54
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                       751.50
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000681                                       727.34
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                       714.55
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000422                                       678.33
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000432                                       669.50
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000679                                       613.50
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000442                                       571.44
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                       535.94
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                       535.39
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller                                                             509.83
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000681                                       508.43
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                       435.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000451                                       434.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000432                                       418.48
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000432                                       410.00
          ----------------------------------------------------------------------------------------------------------
          12-31                ACH Credit                                                                     398.00
                                   KAHULUI PAX NO 4 TELECHECK 031231 05771405

          [LOGO OMITTED]   Bank of Hawaii

          HAWAIIAN AIRLINES INC                                                                        Page 23 of 23
          December 31, 2003                                                                              0001-042424

          Date                 Description                                                                 Additions
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                       342.50
          ----------------------------------------------------------------------------------------------------------
          12-31                ACH Credit                                                                     335.50
                                   KAUAI PASSENGER TELECHECK 031231 05764731
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000451                                       250.16
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000432                                       222.58
          ----------------------------------------------------------------------------------------------------------
          12-31                ACH Credit                                                                     210.00
                                   HILO PASSENGER 4 TELECHECK 031231 05781604
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                       210.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                       181.14
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000679                                       178.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                       171.86
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000441                                       145.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Customer Deposit             00000000444                                        79.42
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000681                                        79.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                        76.29
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                        75.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                        70.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000461                                        63.62
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                        50.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                        47.81
          ----------------------------------------------------------------------------------------------------------
          12-31                Customer Deposit             00000000445                                        40.80
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                        30.00
          ----------------------------------------------------------------------------------------------------------
          12-31                ACH Credit                                                                      25.00
                                   HILO SALES 636 TELECHECK 031231 05781608
          ----------------------------------------------------------------------------------------------------------
          12-31                Customer Deposit             00000000445                                        22.41
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                        20.00
          ----------------------------------------------------------------------------------------------------------
          12-31                Deposit Non Teller           00000000424                                        15.00


DAILY BALANCES
          Date          Amount              Date          Amount          Date           Amount
         ------------------------        ------------------------     -------------------------
          12-15           0.00              12-19          0.00           12-26            0.00
         ------------------------        ------------------------     -------------------------
          12-16           0.00              12-22          0.00           12-29            0.00
         ------------------------        ------------------------     -------------------------
          12-17           0.00              12-23          0.00           12-30            0.00
         ------------------------        ------------------------     -------------------------
          12-18           0.00              12-24          0.00           12-31            0.00
         ------------------------        ------------------------     -------------------------